Exhibit 2.1

CLEARY, GOTTLIEB, STEEN & HAMILTON
James L. Bromley (JB 5125)
One Liberty Plaza
New York, New York 10006

and

JENNER & BLOCK, LLC
Vincent E. Lazar (VL 7320)
Christine L. Childers (CC 0092)
One IBM Plaza
Chicago, Illinois 60611


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
 ----------------------------------------------x
                                               :
 In re:                                        : Chapter 11
                                               :
 OGDEN NEW YORK SERVICES, INC., et al.,        : Case Nos. 02-40826 (CB), et al.
                                               :
          Debtors and Debtors in Possession.   :
                                               : Jointly Administered
                                               :
 ----------------------------------------------x


            HEBER DEBTORS' THIRD AMENDED JOINT PLAN OF REORGANIZATION
                    UNDER CHAPTER 11 OF THE BANKRUPTCY CODE


                                November 21, 2003


         AMOR 14 Corporation, Covanta SIGC Energy, Inc., Covanta SIGC Energy II, Inc., Heber Field Company, Heber Geothermal Company and Second Imperial Geothermal Company, L.P., as debtors and debtors in possession under chapter 11 of title 11 of the United States Code, in each of their separate cases, which have been consolidated for procedural purposes only, (each a "Heber Debtor" and collectively, the "Heber Debtors") hereby propose and file this Heber Debtors' Third Amended Joint Plan of Reorganization Under Chapter 11 Of The Bankruptcy Code. A list of the Case Numbers for each of the Heber Debtors is attached hereto as Exhibit A.

                                TABLE OF CONTENTS

                                                                                                         Page


ARTICLE I             DEFINITIONS AND INTERPRETATION.............................................................1

         1.1      Definitions....................................................................................1

ARTICLE II            TREATMENT OF ADMINISTRATIVE EXPENSE CLAIMS AND PRIORITY TAX CLAIMS........................13

         2.1      Non-Classification............................................................................13

         2.2      Administrative Expense Claims.................................................................13

         2.3      Compensation and Reimbursement Claims.........................................................14

         2.4      Priority Tax Claims...........................................................................15

         2.5      DIP Financing Facility Claims.................................................................16

ARTICLE III           CLASSIFICATION OF CLAIMS AND EQUITY INTERESTS.............................................16

         3.1      General Rules of Classification...............................................................16

ARTICLE IV            TREATMENT OF CLAIMS AND EQUITY INTERESTS..................................................17

         4.1      Class 1 - Allowed Priority Non-Tax Claims.....................................................17

         4.2      Class 2H  - Allowed GECC Secured Claims.......................................................17

         4.3      Class 3H  - Allowed Heber Secured Claims......................................................18

         4.4      [Intentionally Omitted.]......................................................................18

         4.5      [Intentionally Omitted.]......................................................................19

         4.6      [Intentionally Omitted.]......................................................................19

         4.7      Class 7 - Allowed Unsecured Claims............................................................19

         4.8      Class 8 - Heber Intercompany Claims...........................................................19

         4.9      Class 9 - Intercompany Claims.................................................................19

         4.10     [Intentionally Omitted.]......................................................................19

         4.11     [Intentionally Omitted.]......................................................................19

         4.12     [Intentionally Omitted.]......................................................................19

         4.13     [Intentionally Omitted.]......................................................................19

         4.14     Class 14 - Equity Interests in Heber Debtors..................................................19

ARTICLE V             ACCEPTANCE OR REJECTION OF THE REORGANIZATION PLAN........................................20

         5.1      Presumed Acceptance of Plan...................................................................20

         5.2      Presumed Rejection of Plan....................................................................20

         5.3      Cramdown......................................................................................20

ARTICLE VI            MEANS FOR IMPLEMENTATION..................................................................20

         6.1      Implementation of the Geothermal Sale.........................................................20

         6.2      Authorization of Transfer of Equity Interests.................................................22

         6.3      Cancellation of Existing Securities and Agreements............................................22

         6.4      Board of Directors and Executive Officers.....................................................22

         6.5      Deemed Consolidation of Heber Debtors for Plan Purposes Only..................................22

         6.6      Continued Corporate Existence; Vesting of Assets in the Reorganized Heber Debtors
                  and Corporate Restructuring...................................................................23

         6.7      [Intentionally Omitted.]......................................................................23

         6.8      Amended Organizational Documents..............................................................23

         6.9      Settlements...................................................................................23

         6.10     Payment of GECC Secured HGC/HFC Claims........................................................23

         6.11     Payment of Covanta Power Pacific, Inc. Debt...................................................23

ARTICLE VII           DISTRIBUTIONS.............................................................................24

         7.1      Distribution Record Date......................................................................24

         7.2      Date of Distributions.........................................................................24

         7.3      Manner of Payment Under Plan..................................................................24

         7.4      Inquiries Concerning Distributions............................................................24

         7.5      Surrender of Instruments......................................................................24

         7.6      Delivery of Distributions.....................................................................25

         7.7      Exemption from Securities Laws................................................................25

         7.8      Setoffs.......................................................................................25

         7.9      Allocation of Plan Distribution Between Principal and Interest................................25

         7.10     Withholding and Reporting Requirements........................................................25

         7.11     Time Bar to Cash Payments.....................................................................26

         7.12     Closing of Chapter 11 Cases...................................................................26

ARTICLE VIII          PROCEDURES FOR RESOLVING AND TREATING DISPUTED CLAIMS.....................................26

         8.1      No Distribution Pending Allowance.............................................................26

         8.2      Resolution of Disputed Claims and Equity Interests............................................26

         8.3      Estimation of Claims and Equity Interests.....................................................27

         8.4      Reserve Account for Disputed Claims...........................................................27

         8.5      Allowance of Disputed Claims..................................................................27

         8.6      Release of Funds from Disputed Claims Reserve.................................................28

         8.7      Cure Amounts with respect to Executory Contracts or Unexpired Leases..........................28

ARTICLE IX            TREATMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES.....................................28

         9.1      Heber Debtor Contracts........................................................................28

         9.2      Additional Contracts..........................................................................29

         9.3      Cure of Defaults..............................................................................29

         9.4      Objections....................................................................................29

         9.5      Approval of Assumption of Certain Executory Contracts.........................................30

         9.6      Approval of Rejection of Executory Contracts and Unexpired Leases.............................30

         9.7      Deemed Consents...............................................................................30

         9.8      Bar Date for Rejection Damage Claims..........................................................30

         9.9      Cure Amount Disputes..........................................................................30

ARTICLE X             CONDITIONS PRECEDENT TO THE CONFIRMATION DATE AND THE EFFECTIVE DATE......................31

         10.1     Conditions to Confirmation....................................................................31

         10.2     Conditions Precedent to the Effective Date....................................................31

         10.3     Waiver of Conditions..........................................................................32

         10.4     Failure to Satisfy or Waiver of Conditions Precedent..........................................32

ARTICLE XI            EFFECT OF CONFIRMATION....................................................................32

         11.1     Revesting of Assets...........................................................................32

         11.2     Discharge of Claims...........................................................................33

         11.3     Discharge of Heber Debtors....................................................................33

         11.4     Binding Effect................................................................................33

         11.5     Term of Injunctions or Stays..................................................................33

         11.6     Injunction Against Interference with Plan.....................................................34

         11.7     Exculpation...................................................................................34

         11.8     Injunction....................................................................................34

         11.9     Release.......................................................................................35

ARTICLE XII           RETENTION OF JURISDICTION.................................................................35

         12.1     Jurisdiction of Court.........................................................................35

ARTICLE XIII          MISCELLANEOUS PROVISIONS..................................................................37

         13.1     Deletion of Classes and Subclasses............................................................37

         13.2     Effectuating Documents and Further Transactions...............................................37

         13.3     Payment of Statutory Fees.....................................................................37

         13.4     Withdrawal or Modification of Plan............................................................38

         13.5     Courts of Competent Jurisdiction..............................................................38

         13.6     Exemption From Transfer Taxes.................................................................38

         13.7     Rules of Construction.........................................................................39

         13.8     Computation of Time...........................................................................39

         13.9     Successors and Assigns........................................................................39

         13.10    Notices.......................................................................................39

         13.11    Severability..................................................................................40

         13.12    Governing Law.................................................................................41

         13.13    Exhibits......................................................................................41

         13.14    Counterparts..................................................................................41


                                  INTRODUCTION

         These Chapter 11 Cases have been consolidated for procedural purposes only and are being jointly administered pursuant to an order of the Court. While this is a joint reorganization plan for each of the Heber Debtors, and without limiting the terms of Section 6.5 of this Heber Reorganization Plan, it does NOT provide that these Chapter 11 Cases will be substantively consolidated. Capitalized terms used herein shall have the meanings ascribed to such terms in
Article I of this Heber Reorganization Plan.

         Reference is made to the Disclosure Statement accompanying this Heber Reorganization Plan, including the Exhibits thereto, for a discussion of the Heber Debtors' history, business, results of operations and properties, and for a summary and analysis of this Heber Reorganization Plan. All creditors are encouraged to consult the Disclosure Statement and read this Heber Reorganization Plan carefully before voting to accept or reject this Heber Reorganization Plan.

         NO SOLICITATION MATERIALS, OTHER THAN THE DISCLOSURE STATEMENT AND RELATED MATERIALS TRANSMITTED THEREWITH AND APPROVED BY THE COURT, HAVE BEEN AUTHORIZED BY THE COURT FOR USE IN SOLICITING ACCEPTANCES OR REJECTIONS OF THIS HEBER REORGANIZATION PLAN.

         To the extent there is no prejudice to the Buyers' rights under the Purchase Agreement in respect of confirmation of this Heber Reorganization Plan for all of the Heber Debtors, the Heber Debtors reserve the right to proceed with confirmation of this Heber Reorganization Plan as to some but not all of the Heber Debtors at the same time.

                                    ARTICLE I

                         DEFINITIONS AND INTERPRETATION

         1.1 Definitions. In addition to such other terms as are defined in other Sections of this Heber Reorganization Plan, the following terms (which appear herein as capitalized terms) shall have the meanings set forth below, such meanings to be applicable to both the singular and plural forms of the terms defined. A term used in this Heber Reorganization Plan and not defined herein or elsewhere in this Heber Reorganization Plan, but that is defined in the Bankruptcy Code has the meaning set forth therein.

         "Additional Contracts" means the contracts and leases identified on Exhibit D attached to this Heber Reorganization Plan (as such Exhibit may be amended at or prior to the Confirmation Hearing).

         "Administrative Expense Claim" means a Claim under sections 503(b), 507(a)(1), 507(b) or 1114(e)(2) of the Bankruptcy Code, including, without limitation, any actual and necessary expenses incurred after the Petition Date and prior to the Closing Date for preserving the assets of the Heber Debtors, any actual and necessary costs and expenses of operating the businesses of the Heber Debtors incurred after the Petition Date and prior to the Closing Date, all compensation and reimbursement of expenses allowed by the Court under sections 330, 331 or 503 of the Bankruptcy Code, any reclamation claims arising under section 546(c) of the Bankruptcy Code and any fee chargeable under section 1930 of Chapter 123 of Title 28 of the United States Code.

         "Agent Banks" means Bank of America, N.A., as Administrative Agent, and Deutsche Bank, AG, New York Branch, as Documentation Agent, under the Prepetition Credit Agreement.

         "Administrative Expense Claim Bar Date" means the date that is thirty
(30) days following the Effective Date. The Administrative Expense Claim Bar Date shall apply to all holders of Administrative Expense Claims not satisfied prior to the Administrative Expense Claim Bar Date, except that the Administrative Expense Claim Bar Date shall not apply to holders of the following limited types of claims: (a) United States Trustee Claims; (b) post-petition liabilities incurred and payable in the ordinary course of business by any Heber Debtor prior to the Closing Date; or (c) fees and expenses incurred by (i) Retained Professionals and (ii) Persons employed by the Heber Debtors or serving as independent contractors to the Reorganizing Debtors in connection with their reorganization efforts.

         "Allowed" means, with reference to the portion of any Claim (other than Administrative Expense Claims) or Equity Interest and with respect to each Heber Debtor, (a) any such Claim against or Equity Interest in such Heber Debtor which has been listed by a Heber Debtor in its Schedules, as such Schedules have been or may be amended or supplemented from time to time in accordance with Bankruptcy Rule 1009, as liquidated in amount and not disputed or contingent and for which no contrary proof of claim or interest has been filed, (b) any Claim or Equity Interest allowed (i) under the Heber Reorganization Plan or under any settlement agreement incorporated or otherwise implemented hereby, (ii) by Final Order, or (iii) as to which the liability of each Heber Debtor and the amount thereof are determined by a final, non-appealable order of a court of competent jurisdiction other than the Court or (c) as to which a proof of claim has been timely filed before the applicable Bar Date in a liquidated amount with the Court pursuant to the Bankruptcy Code or any order of the Court, provided that
(i) no objection to the allowance of such Claim or notice to expunge such Claim has been interposed by the Heber Debtors, the Reorganized Heber Debtors or Covanta before any final date for the filing of such objections or motions set forth in the Heber Reorganization Plan, the Confirmation Order or other order of the Court or (ii) if such objection or motion has been filed and not withdrawn, such objection or motion has been overruled by a Final Order (but only to the extent such objection or motion has been overruled); provided, further that any such Claims or Equity Interests allowed solely for the purpose of voting to accept or reject the Heber Reorganization Plan pursuant to an order of the Court shall not be considered "Allowed Claims" or "Allowed Equity Interests" for the purpose of distributions hereunder.

         "Allowed Administrative Expense Claim" means the portion of any Administrative Expense Claim (including any interest for which the Heber Debtors are legally obligated) that is (i) incurred or arising after the Petition Date and prior to the Closing Date, (ii) for those Administrative Expense Claims as to which the Administrative Expense Claim Bar Date is applicable, which has been filed before the Administrative Expense Bar Date, (iii) which is not disputed by the Heber Debtors, Reorganized Heber Debtors, Covanta or the United States Trustee, and (iv) as to which no objection to the allowance of such Administrative Expense Claim has been filed by the Heber Debtors, Reorganized Heber Debtors, Covanta or the United States Trustee.

         "Allowed Class o Claim" means an Allowed Claim in the specified Class.

         "Allowed Subclass o Claim" means an Allowed Claim in the specified Subclass.

         "Allowed Priority Tax Claims" means any Claim that is Allowed pursuant to Section 2.4 of this Heber Reorganization Plan.

         "Alternative Transaction" means, without prejudice to the Proposed Buyers' rights under the Purchase Agreement, a sale (as part of a plan of reorganization or otherwise) of some or all of the Geothermal Business to a party making an offer that is higher or better than the terms offered in the Purchase Agreement as determined by the Debtors after consultation with the DIP Agents pursuant to the Court-approved auction process, or as otherwise approved by the Court.

         "Alternative Transaction Purchase Agreement" means that certain purchase agreement, dated as of November 21, 2003, as it may be amended, by and among certain Debtor Sellers, Covanta Power Pacific, Inc., Covanta Energy Corporation and the Buyers.

         "Amor" means Amor 14 Corporation.

         "Bankruptcy Code" means title 11 of the United States Code, as amended from time to time, as applicable to the Chapter 11 Cases.

         "Bankruptcy Rules" means the Federal Rules of Bankruptcy Procedure promulgated by the United States Supreme Court under 28 U.S.C. ss. 2075 and the local rules of the Court (including any applicable local rules and standing and administrative orders of the Court), as now in effect or hereafter amended, as applicable to the Chapter 11 Cases.

         "Bar Date" means the applicable date or dates fixed by the Court or this Heber Reorganization Plan for filing proofs of claim or interests in the Chapter 11 Cases.

         "Break-Up Fee" has the meaning ascribed to such term in the Purchase Agreement.

         "Business Day" means any day other than a Saturday, Sunday or "legal holiday" as such term is defined in Bankruptcy Rule 9006(a).

         "Buyers" means Orheber 1 Inc., Orheber 2 Inc., Orheber 3 Inc. and Ormammoth Inc.

         "Cash" means lawful currency of the United States, including cash equivalents, bank deposits, checks and other similar items, unless otherwise indicated.

         "Chapter 11 Cases" means the voluntary cases under Chapter 11 of the Bankruptcy Code commenced by each Heber Debtor, which cases are currently pending before the Court under the caption In re Ogden New York Services, Inc. et al., Case Nos. 02-40826 (CB), et al.

         "Claim" has the meaning set forth in section 101 of the Bankruptcy Code, whether or not asserted.

         "Claims Objection Deadline" means that day which is one hundred eighty
(180) days after the Effective Date, as the same may be extended from time to time by the Court, without further notice to parties in interest.

         "Class" means any group of similar Claims or Equity Interests described in Article IV of this Heber Reorganization Plan in accordance with section 1123(a)(1) of the Bankruptcy Code.

         "Closing" means the closing of the Geothermal Sale pursuant to the Purchase Agreement or an Alternative Transaction, as such term is defined in the Purchase Agreement or, as applicable, similar agreement with respect to an Alternative Transaction. The Closing shall occur simultaneously with the Effective Date.

         "Closing Date" means the date and time of the Closing.

         "Committee" means the Official Committee of Unsecured Creditors appointed by the Office of the United States Trustee in the chapter 11 cases of the Debtors pursuant to section 1102 of the Bankruptcy Code, as appointed, modified or reconstituted from time to time.

         "Confirmation Date" means the date on which the clerk of the Court enters the Confirmation Order on the docket, within the meaning of Bankruptcy Rules 5003 and 9021.

         "Confirmation Hearing" means the hearing held by the Court to consider confirmation of the Heber Reorganization Plan pursuant to section 1128 of the Bankruptcy Code, as such hearing may be adjourned or continued from time to time.

         "Confirmation Order" means the order of the Court confirming the Heber Reorganization Plan pursuant to section 1129 of the Bankruptcy Code, together with any subsequent orders, if any, pursuant to sections 1127 and 1129 of the Bankruptcy Code approving modifications to the Heber Reorganization Plan, which in each case shall be in form and substance satisfactory to the Heber Debtors.

         "Court" collectively means the United States Bankruptcy Court for the Southern District of New York and, to the extent it may exercise jurisdiction over the Chapter 11 Cases, the United States District Court for the Southern District of New York or if either such court ceases to exercise jurisdiction over the Chapter 11 Cases, such other Court or adjunct thereof that exercises competent jurisdiction over the Chapter 11 Cases or any proceeding therein.

         "Covanta" means Covanta Energy Corporation (as debtor and debtor in possession or as it may reorganize in the future) the ultimate corporate parent directly or indirectly holding an interest in all the Heber Debtors in these Chapter 11 Cases.

         "Cure Amounts" means the amounts identified on Exhibits B, C, D and E hereto as the amounts necessary to cure any and all defaults existing under each of the contracts identified therein pursuant to section 365(b) of the Bankruptcy Code.

         "Debtor Operators" means the HFC Operator, the HGC Operator and the SIGC Operator.

         "Debtor Sellers" means Covanta Energy Americas, Inc., Covanta Heber Field Energy, Inc., Heber Field Energy II, Inc., Heber Loan Partners, ERC Energy, Inc. and ERC Energy II, Inc., each a debtor and debtor in possession; provided, however, that to the extent the Buyers directly acquire the Equity Interests in the SIGC Project Company rather than the Equity Interests in SIGC One Sub and SIGC Two Sub in accordance with Section 2.1 of the Alternative Transaction Purchase Agreement, the term "Debtor Sellers" shall also include SIGC Two Sub and Amor.

         "Debtors" means the Liquidating Debtors, the Reorganizing Debtors and the Heber Debtors, collectively.

         "Deposit" has the meaning ascribed to such term in the Alternative Transaction Purchase Agreement.

         "DIP Agents" means Bank of America, N.A., as administrative agent, and Deutsche Bank AG, New York branch, as documentation agent, under the DIP Financing Facility.

         "DIP Financing Facility" means the Debtor-in-Possession Credit Agreement, dated as of April 1, 2002, among the Heber Debtors, the Reorganizing Debtors, the Liquidating Debtors, the DIP Lenders and the DIP Agents, as it has been or may be amended and modified from time to time, and as approved and extended by order of the Court.

         "DIP Lenders" means those Persons from time to time party to the DIP Financing Facility as lenders.

         "DIP Security Agreement" shall mean the Security Agreement, dated as of April 1, 2002, by and among Covanta, Bank of America, N.A. as Agent and the other parties named therein, as amended from time to time.

         "Disclosure Statement" means the written disclosure statement that relates to this Heber Reorganization Plan, the Reorganization Plan and the Liquidation Plan and is approved by the Court pursuant to section 1125 of the Bankruptcy Code, as such disclosure statement may be amended, modified, or supplemented (and all exhibits and schedules annexed thereto or referred to therein) and that is prepared and distributed in accordance with section 1125 of the Bankruptcy Code and Bankruptcy Rule 3018.

         "Disputed Claim" means that portion (including, when appropriate, the whole) of a Claim that is not an Allowed Claim or is subject to an Estimation Request. For the purposes of the Heber Reorganization Plan, a Claim shall be considered a Disputed Claim in its entirety before the time that an objection has been or may be filed if: (a) the amount or classification of the Claim specified in the relevant proof of claim exceeds the amount or classification of any corresponding Claim scheduled by a Heber Debtor in the Schedules; (b) any corresponding Claim scheduled by a Heber Debtor has been scheduled as disputed, contingent or unliquidated in the Schedules; or (c) no corresponding Claim has been scheduled by a Heber Debtor in the Schedules.

         "Disputed Claims Reserve" means, with respect to each Class of Claims receiving Cash Distributions under this Heber Reorganized Plan in which there exists any Disputed Claim on or after the Reorganization Plan Effective Date, Cash to be set aside by Covanta in separate accounts corresponding to each such Class of Claims in which there are Disputed Claims, in an amount such that, if such Disputed Claims become Allowed Claims, there will be sufficient Cash to pay all such Disputed Claims pro rata with Allowed Claims in such Class with respect to each such Class of Claims in accordance with the provisions of this Heber Reorganization Plan. Each Disputed Claims Reserve is to be maintained under this Heber Reorganization Plan, as set forth more fully in Article VIII of this Heber Reorganization Plan.

         "Distribution" means the distribution to holders of Allowed Claims in accordance with this Heber Reorganization Plan of Cash or other property, as the case may be.

         "Distribution Address" means (i) the address of the holder of a Claim set forth in the relevant proof of claim, (ii) the address set forth in any written notices of address change delivered to the Reorganized Heber Debtors after the date of any related proof of claim, or (iii) if no proof of claim is filed in respect to a particular Claim, the address set forth in the Schedules or register maintained for registered securities.

         "Distribution Date" means (i) with respect to Claims and Equity Interests that are Allowed as of the Effective Date, as soon as reasonably practicable after the Effective Date, but in no event later than thirty (30) days after the Effective Date and (ii) with respect to Claims and Equity Interests that are Allowed after the Effective Date, the first Business Day after the date that is thirty (30) days after the date such Claims or Equity Interests become Allowed or otherwise become payable under this Heber Reorganization Plan; provided, however, in no event shall the Distribution Date be earlier than the date upon which the Sellers are required to deliver the Closing Statement (as defined in the Alternative Transaction Purchase Agreement) pursuant to Section 2.2 of the Alternative Transaction Purchase Agreement.

         "Distribution Record Date" means the Confirmation Date.

         "Effective Date" means a date, which is a Business Day, selected by the Heber Debtors that is no more than ten (10) Business Days following the date on which all conditions set forth in Section 10.2 of this Heber Reorganization Plan have been satisfied or expressly waived pursuant to Section 10.3 of this Heber Reorganization Plan.

         "Equity Interest" means as to each Heber Debtor, any equity security, membership interest, partnership interest or share of common stock or other instrument evidencing an ownership interest in such Heber Debtor, regardless of whether it may be transferred, and any option, warrant or right, contractual or otherwise, to acquire an ownership interest or other equity security in such Heber Debtor and shall include any redemption, conversion, exchange, voting participation, dividend rights and liquidation preferences relating thereto.

         "Estate" means as to each Heber Debtor, the estate which was created by the commencement of such Heber Debtor's Chapter 11 Case pursuant to section 541 of the Bankruptcy Code, and shall be deemed to include, without limitation, any and all privileges of such Heber Debtor and all interests in property, whether real, personal or mixed, rights, causes of action, avoidance powers or extensions of time that such Heber Debtor or such estate shall have had effective as of the commencement of the Chapter 11 Case, or which such estate acquired after the commencement of the Chapter 11 Case, whether by virtue of section 544, 545, 546, 547, 548, 549 or 550 of the Bankruptcy Code or otherwise.

         "Estimation Request" means a request for estimation of a Claim in accordance with the Bankruptcy Code and Bankruptcy Rules.

         "Exit Costs" means the Cash costs for consummation of this Heber Reorganization Plan, to be either paid or reserved on or shortly after the Effective Date pursuant to the terms hereof, including without limitation, (i) all amounts required with respect to Distributions to holders of Allowed Administrative Expense Claims and funding of reserves with respect to Disputed Claims, (ii) payment of all costs and expenses associated with the transactions contemplated hereunder, (iii) Cure Amounts and (iv) establishment of tax reserves with respect to the sale of the Geothermal Business, all of which costs shall be estimated and set forth on a schedule to be filed with the Court no later than five (5) days prior to the Confirmation Hearing.

         "Final Order" means an order or judgment of the Court, as entered on the docket of the Court, that has not been reversed, stayed, modified, or amended, and as to which: (a) the time to appeal, seek review or rehearing or petition for certiorari under the Bankruptcy Rules has expired and no timely filed appeal or petition for review, rehearing, remand or certiorari is pending; or (b) any appeal taken or petition for certiorari filed has been resolved by the highest Court to which the order or judgment was appealed or from which certiorari was sought, provided, however, that the possibility that a motion under Rule 59 or Rule 60 of the Federal Rules of Civil Procedure, or any analogous rule under the Bankruptcy Rules or other rules governing procedure in cases before the Court, may be filed with respect to such order or judgment shall not cause such order or judgment not to be a Final Order.

         "GECC" means General Electric Capital Corporation and its affiliates and nominees.

         "GECC Liens" means the Liens, Claims and encumbrances in respect of the SIGC Project in favor of GECC or its Affiliates or nominees, including the U.S. Trust Company of California, N.A., as set forth in Schedule 4.10 to the Purchase Agreement; provided, however, that if GECC consents to the sale of the Equity Interests in the SIGC Project Company pursuant to Section 2.1 of the Alternative Purchase Agreement, such Liens, Claims and encumbrances shall be limited solely to those in respect of the SIGC Project Company.

         "GECC Secured Claims" means GECC Secured SIGC Claims and GECC Secured HGC/HFC Claims, collectively.

         "GECC Secured SIGC Claims" means the Secured Claims of GECC against the SIGC Project.

         "GECC Secured HGC/HFC Claims" means the Secured Claims of GECC against the HGC Project and HFC Project.

         "Geothermal Business" means assets and liabilities related to the Heber Debtors' and certain affiliates' generation and sale of electrical output and the production and sale of geothermal fluid, including related Equity Interests and contracts and leases to which any Debtor is a party.

         "Geothermal Sale" means either the sale of (i) all of the Geothermal Business to the Proposed Buyers pursuant to the Purchase Agreement or (ii) some or all of the Geothermal Business pursuant to an Alternative Transaction, without prejudice to the Proposed Buyers' rights under the Purchase Agreement.

         "Heber Debtor Contracts" means the contracts and leases to which a Heber Debtor is a party.

         "Heber Debtors" has the meaning ascribed to such term on the first page of this Heber Reorganization Plan (each of the Heber Debtors is individually referred to herein as a Heber Debtor).

         "Heber Intercompany Claim" means any Claims against a Heber Debtor held by another Heber Debtor.

         "Heber Reorganization Plan" means this chapter 11 plan of reorganization, including without limitation, all documents referenced herein and all exhibits, supplements, appendices and schedules hereto, either in its present form or as the same may be altered, amended or modified from time to time, including any amendments in connection with an Alternative Plan.

         "Heber Royalty Settled Claims" means Claims subject to the HFC Royalty Settlement.

         "HFC Operator" means Covanta Geothermal Operations, Inc.

         "HFC Project Company" means Heber Field Company.

         "HFC Royalty Settlement" means that certain settlement agreement and forms of lease amendments among certain of the Debtors and certain of counterparties to the mineral rights leases with respect to the resolution of certain disputed Claims, including disputed Claims concerning the calculation of royalties payable under such mineral rights in substantially the same form as attached to the Motion To Approve Compromises With Heber Field Lessors, filed on September 26, 2003 (Docket No. 2211), which motion was approved by the Court at the hearing on October 8, 2003.

         "HFC Royalty Settlement Order" means the order of the Court approving the Motion to Approve Compromises With Heber Field Lessors (Docket No. 2211), as granted by the Court at the hearing on October 8, 2003.

         "HFC Royalty Settlement Payments" means the amounts identified as settlement payments to be paid to or for the benefit of holders of Heber Royalty Settled Claims under the HFC Royalty Settlement.

         "HGC Operator" means Covanta Imperial Power Services, Inc.

         "HGC Project Company" means Heber Geothermal Company.

         "Holding Companies" means SIGC One Sub, SIGC Two Sub and Amor.

         "Impaired" means, when used with reference to an Allowed Claim or an Allowed Equity Interest, a Claim or Equity Interest that is impaired within the meaning of section 1124 of the Bankruptcy Code.

         "Intercompany Claims" means all Claims against a Heber Debtor asserted by any of the Liquidating Debtors, Reorganizing Debtors or their non-debtor affiliates, including, without limitation, any (a) preference actions, fraudulent conveyance actions, rights of setoff and other claims or causes of action under sections 544, 547, 548, 549, 550 and 553 of the Bankruptcy Code and other applicable bankruptcy or nonbankruptcy law, (b) claims or causes of action arising out of illegal dividends or similar theories of liability, (c) claims or causes of action based on piercing the corporate veil, alter ego liability or similar legal or equitable theories of recovery arising out of the ownership or operation of any of the Heber Debtors prior to the applicable Petition Date, (d) claims or causes of action based on unjust enrichment, (e) claims or causes of action for breach of fiduciary duty, mismanagement, malfeasance or, to the extent they are claims or causes of action of any of the Heber Debtors, fraud,
(f) claims or causes of action arising out of any contracts or other agreements between the Heber Debtors and any Liquidating Debtor or Reorganizing Debtor and
(g) any other claims or causes of action arising out of or related in any way to the Heber Debtors' Chapter 11 Cases, the Liquidation Plan, the Reorganization Plan or this Heber Reorganization Plan that are based on an injury that affects or affected the shareholders or creditors of any of the Liquidating Debtors, Reorganizing Debtors or Heber Debtors generally. Intercompany Claims specifically excludes any Heber Intercompany Claims.

         "Lien" has the meaning set forth in section 101(37) of the Bankruptcy Code.

         "Liquidating Debtors" has the meaning ascribed to such term in the Liquidation Plan (each of the Liquidating Debtors is individually referred to herein as a Liquidating Debtor).

         "Liquidation Plan" means the Debtors' Joint Plan of Liquidation Under Chapter 11 Of The Bankruptcy Code of Ogden New York Services, Inc. et al. (including all exhibits, supplements, appendices and schedules annexed thereto), dated September 8, 2003, as the same may be amended, modified or supplemented from time to time.

         "New Facility Lenders" has the meaning ascribed to such term in the Reorganization Plan.

         "O&M Contracts" means the contracts relating to the on-site operations and maintenance services identified on Exhibit E of this Heber Reorganization Plan (as such Exhibit may be amended at or prior to the Confirmation Hearing).

         "Permitted Encumbrances" has the meaning ascribed to such term in the Alternative Transaction Purchase Agreement.

         "Person" has the meaning provided in section 101(41) of the Bankruptcy Code and includes, without limitation, any individual, corporation, partnership, association, indenture trustee, organization, joint stock company, joint venture, estate, trust, governmental unit or any political subdivision thereof, the Committee, Indenture Trustee, Equity Interest holders, holders of Claims, current or former employees of any Reorganizing Debtor, or any other entity.

         "Petition Date" means April 1, 2002, the date upon which the Heber Debtors filed their respective orders for relief under Chapter 11 of the Bankruptcy Code.

         "Plan Documents" means the documents to be executed, delivered, assumed or performed in conjunction with the consummation of this Heber Reorganization Plan on the Effective Date, including, without limitation, the Alternative Transaction Purchase Agreement, and shall be treated as if incorporated herein.

         "Prepetition Credit Agreement" means the Revolving Credit and Participation Agreement dated as of March 14, 2001, among Covanta, certain other Reorganizing Debtors, certain other Liquidating Debtors and the lenders thereunder and the Security Agreement dated as of March 14, 2001, both as they have been or may be amended, supplemented or otherwise modified from time to time.

         "Priority Non-Tax Claim" means any Claim entitled to priority pursuant to section 507(a) of the Bankruptcy Code, other than: (a) an Administrative Expense Claim or (b) a Priority Tax Claim.

         "Priority Tax Claim" means any Claim of a Government Unit of the kind entitled to priority in payment as specified in sections 502(i) and 507(a)(8) of the Bankruptcy Code.

         "Pro Rata Class Share" means the proportion that the amount of any Claim bears to the aggregate amount of such Claim and all other Claims in the same Class entitled to Distributions of like character.

         "Project Companies" means, collectively, the HGC Project Company, the SIGC Project Company and the HFC Project Company, each of which are Heber Debtors.

         "Proposed Buyers" means Caithness Heber Field I, LLC, Caithness Heber Field II, LLC, Caithness Heber Geothermal I, LLC, Caithness Heber Geothermal II, LLC, Caithness Mammoth, LLC, Caithness SIGC GP, LLC and Caithness SIGC LP, LLC, which entities are parties to the Purchase Agreement.

         "Purchase Agreement" means that certain Amended and Restated Ownership Interest Purchase Agreement, dated as of September 25, 2003, as it may be amended, by and among certain of the Debtor Sellers, Covanta Power Pacific, Inc., Covanta Energy Corporation, and the Proposed Buyers.

         "Purchase Price" has the meaning ascribed to such term in the Alternative Transaction Purchase Agreement.

         "Reorganization Plan" means the Debtors' Joint Plan of Reorganization Under Chapter 11 Of The Bankruptcy Code of Covanta Energy Corporation, et al. (including all exhibits, supplements, appendices and schedules annexed thereto), dated September 8, 2003, as the same may be amended, modified or supplemented from time to time.

         "Reorganization Plan Effective Date" has the meaning ascribed to the term "Effective Date" in the Reorganization Plan.

         "Reorganized Debtor" means each Reorganizing Debtor, on or after the Reorganization Plan Effective Date.

         "Reorganized Heber Debtor" means each Heber Debtor, on or after the Effective Date.

         "Reorganizing Debtors" has the meaning ascribed to such term in the Reorganization Plan (each of the Reorganizing Debtors is individually referred to herein as a Reorganizing Debtor). The Heber Debtors are specifically excluded from the definition of "Reorganizing Debtors."

         "Retained Professional" means the professionals retained in these jointly administered Chapter 11 Cases by the Heber Debtors or the Committee pursuant to sections 327, 328 or 1103 of the Bankruptcy Code pursuant to Final Orders of the Court.

         "Schedule of Rejected Contracts and Leases" means a schedule of the executory contracts and unexpired leases to which a particular Heber Debtor is a party that will be rejected under Article IX of this Heber Reorganization Plan, which schedule (or a relevant portion thereof) shall be filed with the Court and served on the relevant parties no less than five (5) days prior to the Confirmation Hearing and may be amended thereafter prior to the Effective Date, provided that the Heber Debtors provide notice of any such amendment to the affected counterparty to such contract or lease.

         "Schedules" means the schedules of assets and liabilities and the statement of financial affairs filed with respect to the Heber Debtors as required by sections 521 and 1106(a)(2) of the Bankruptcy Code and Bankruptcy Rule 1007, as they have been or may be supplemented or amended from time to time.

         "Secured Claim" means, pursuant to section 506 of the Bankruptcy Code, that portion of a Claim that is secured by a valid, perfected and enforceable security interest, lien, mortgage or other encumbrance, that is not subject to avoidance under applicable bankruptcy or non-bankruptcy law, in or upon any right, title or interest of any of the Heber Debtors in and to property of the Estates, to the extent of the value of the holder's interest in such property as of the relevant determination date. The defined term Secured Claim includes any Claim that is (i) subject to an offset right under applicable law and (ii) a secured claim against any of the Heber Debtors pursuant to sections 506(a) and 553 of the Bankruptcy Code. Such defined term shall not include for voting or Distribution purposes any such Claim that has been or will be paid in connection with the cure of defaults under an assumed executory contract or unexpired lease under section 365 of the Bankruptcy Code. A Secured Claim shall not include any portion of the Claim that exceeds that value of the interest in property of the Estate securing such Claim.

         "Sellers" means the Debtor Sellers and Covanta Power Pacific, Inc.

         "SIGC One Sub" means Covanta SIGC Energy, Inc.

         "SIGC Operator" means Covanta SIGC Geothermal Operations, Inc.

         "SIGC Project" has the meaning ascribed to such term in the Alternative Transaction Purchase Agreement.

         "SIGC Project Company" means Second Imperial Geothermal Company, L.P.

         "SIGC Two Sub" means Covanta SIGC Energy II, Inc.

         "Specified Personnel" means any officer, director or employee of any Heber Debtor but only if and to the extent, in each case, such party served in such capacity on or after the Petition Date and prior to the Closing Date.

         "Subclass" means a subclass of Claims within a particular Class.

         "Substantial Contribution Claims" means the claim by any creditor or party in interest for reasonable compensation for services rendered in these Chapter 11 Cases pursuant to section 503(b)(3), (4) or (5) of the Bankruptcy Code.

         "Unimpaired" means, when used with reference to a Claim or Equity Interest, a Claim or Equity Interest that is not Impaired.

         "United States Trustee" means the Office of the United States Trustee for the Southern District of New York.

         "United States Trustee Claims" means all United States Trustee Fees accrued through the close of the Chapter 11 Cases.

         "United States Trustee Fees" means all fees and charges due from the Heber Debtors to the United States Trustee pursuant to section 1930 of Title 28 of the United States Code.

         "Unsecured Claims" means any Claim against a Heber Debtor (including, without limitation, Claims arising from the rejection of executory contracts, unexpired leases) that is not a Secured Claim, Administrative Expense Claim, Priority Tax Claim, Priority Non-Tax Claim, Heber Intercompany Claim or Intercompany Claim.

         "Working Capital Adjustment" means the working capital adjustment mechanism set forth in Section 2.2 of the Purchase Agreement or such similar mechanism pursuant to an Alternative Transaction.

                                   ARTICLE II

                           TREATMENT OF ADMINISTRATIVE
                     EXPENSE CLAIMS AND PRIORITY TAX CLAIMS

         2.1 Non-Classification. As provided in section 1123(a)(1) of the Bankruptcy Code, Administrative Expense Claims and Priority Tax Claims against the Heber Debtors are not classified for the purposes of voting on or receiving Distributions under this Heber Reorganization Plan. All such Claims are instead treated separately pursuant to the terms set forth in this Article II.

         2.2 Administrative Expense Claims. Except (i) to the extent that the applicable Heber Debtor and a holder of an Allowed Administrative Expense Claim agree to less favorable treatment and (ii) except for any Claims specified in Sections 2.3 and 2.4 of this Heber Reorganization Plan (which Claims so specified include but are not limited to Claims arising under the DIP Financing Facility, Substantial Contribution Claims, and Claims by Retained Professionals and Claims related to "adequate protection" ordered by the Court or provided for under the Bankruptcy Code), each Heber Debtor shall pay to each holder of an Allowed Administrative Expense Claim against such Heber Debtor, in full satisfaction, settlement, release and discharge of and in exchange for such Allowed Administrative Expense Claim, Cash in an amount equal to such Allowed Administrative Expense Claim on the Distribution Date; provided that any such liabilities not incurred in the ordinary course of business were approved and authorized by a Final Order of the Court; provided, however, that Allowed Administrative Expense Claims representing liabilities incurred in the ordinary course of business by such Heber Debtor, as a debtor in possession, prior to the Closing Date, or liabilities arising under loans or advances to or other obligations incurred by such Heber Debtor, as debtor in possession, prior to the Closing Date, whether or not incurred in the ordinary course of business, shall be paid by such Heber Debtor in the ordinary course of business, consistent with past practice and in accordance with the terms and subject to the conditions of any agreements governing, instruments evidencing, or other documents relating to such transactions. To the extent that the Administrative Expense Claim Bar Date applies, failure to file a timely request for payment of an Administrative Expense Claim prior to the Administrative Expense Claim Bar Date shall result in the Administrative Expense Claim being forever barred and discharged. Notwithstanding anything to the contrary in this Heber Reorganization Plan, to the extent that the aggregate amount of the Allowed Administrative Expense Claims is higher than the amount of Administrative Expense Claims accounted for, without duplication, and settled as between the parties to the Alternative Transaction Purchase Agreement in the Working Capital Adjustment, Covanta shall be responsible for the payment of Allowed Administrative Expense Claims incurred prior to the Closing Date as if such Allowed Administrative Expense Claims were allowed as administrative claims under section 503 of the Bankruptcy Code.

         2.3 Compensation and Reimbursement Claims. (a) Except with respect to Substantial Contribution Claims which are subject to Section 2.3(b) herein, all
(i) Retained Professionals and (ii) Persons employed by the Heber Debtors or serving as independent contractors to the Heber Debtors in connection with their reorganization efforts that are seeking an award by the Court of compensation for services rendered or reimbursement of expenses incurred through and including the Effective Date under subsections 503(b)(2), 503(b)(3), 503(b)(4) or 503(b)(5) of the Bankruptcy Code shall file and serve on counsel for the Heber Debtors and Reorganized Heber Debtors (and as otherwise ordered by the Court and the Bankruptcy Code) their respective final applications for allowance of compensation for services rendered and reimbursement of expenses incurred on or before the date that is fifteen (15) days after the Reorganization Plan Effective Date, subject to prior written notice to counsel to the DIP Agents. Covanta shall pay in full on the Distribution Date such Claims in such amounts as are Allowed by the Court, after notice and hearing, or upon such other less favorable terms as may be mutually agreed upon between the holder of such an Allowed Administrative Expense Claim and Covanta and, in each such case, approved by the Court after notice and hearing. Any request for payment of an Administrative Expense Claim of the type specified in this Section 2.3(a), which is not filed by the applicable deadline set forth above, shall be barred. The Heber Debtors and the Reorganized Heber Debtors shall have no liability for any Claim described in this subsection.

         (b) Any Person who requests compensation or expense reimbursement for a Substantial Contribution Claim in these Chapter 11 Cases must file an application with the clerk of the Court, on or before the Administrative Expense Claim Bar Date, and serve such application on counsel for the Heber Debtors and counsel for the Reorganized Heber Debtors and as otherwise required by the Court and the Bankruptcy Code on or before such date, or be forever barred from seeking compensation or expense reimbursement for such Substantial Contribution Claim. Covanta shall pay in full on the Distribution Date Allowed Substantial Contribution Claims as ordered by the Court, after notice and hearing. The Heber Debtors and the Reorganized Heber Debtors shall have no liability for any Claim described in this subsection.

         (c) All other requests for payment of an Administrative Expense Claim (other than as set forth in clauses (a) and (b) of this Section 2.3 above) that are subject to the Administrative Expense Claim Bar Date must be filed with the Court and served on counsel for the Heber Debtors and counsel for the Reorganized Heber Debtors (and as otherwise required by the Bankruptcy Code or the Court) on or before the Administrative Expense Claim Bar Date. Unless the Heber Debtors, Reorganized Heber Debtors or any other party in interest in these Chapter 11 Cases objects to an Administrative Expense Claim by the Claims Objection Deadline, such Administrative Expense Claim shall be deemed Allowed in the amount filed. In the event that the Heber Debtors, Reorganized Heber Debtors or any other party in interest permitted under the Bankruptcy Code objects to an Administrative Expense Claim, the Court shall determine the Allowed amount of such Administrative Expense Claim. Notwithstanding the foregoing, no request for payment of an Administrative Expense Claim need be filed with respect to an Administrative Expense Claim which is incurred and payable by the Heber Debtors or Reorganized Heber Debtors in the ordinary course of business prior to the Closing Date.

         (d) Any holders of Administrative Expense Claims who are required to file a Claim or request for payment of such Claims or expenses and who do not file such Claims or requests by the applicable dates set forth in this Section
2.3 shall be forever barred from asserting such Claims or expenses against the Debtors, Reorganized Heber Debtors, Reorganized Debtors or any property of such entities, and from receiving any Distributions under this Heber Reorganization Plan or the Reorganization Plan with respect to such Claims. Under no circumstances will the deadlines set forth above be extended by order of the Court or otherwise.

         2.4 Priority Tax Claims. (a) Heber Debtor Tax Claims. Each holder of an Allowed Priority Tax Claim for which only a Heber Debtor is liable will receive in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Priority Tax Claim, Cash equal to the unpaid portion of such Allowed Priority Tax Claim on or as soon as practical after the later of: (i) thirty (30) days after the Effective Date, or (ii) thirty (30) days after the date on which such Priority Tax Claim becomes Allowed; provided, however, that at the option of the applicable Heber Debtor (or, on and after the Effective Date, Reorganized Heber Debtor), the applicable Reorganized Heber Debtor may pay any or all such Allowed Priority Tax Claims over a period not exceeding six (6) years after the date of assessment of such Priority Tax Claims as provided in subsection 1129(a)(9)(C) of the Bankruptcy Code. If the applicable Heber Debtor (or, on and after the Effective Date, Reorganized Heber Debtor) selects this option as to any such Allowed Priority Tax Claim, then the applicable Reorganized Heber Debtor shall make payment of simple interest on the unpaid portion of such Claim semiannually without penalty of any kind, at the statutory rate of interest provided for such taxes under applicable nonbankruptcy law, with the first interest payment due on the latest of: (i) six (6) months after the Effective Date, (ii) six (6) months after the date on which such Priority Tax Claim becomes an Allowed Claim, or (iii) such longer time as may be agreed to by the holder of such Priority Tax Claim and the applicable Heber Debtor (or, on and after the Effective Date, the Reorganized Heber Debtor).

         (b) Tax Claims For Which Other Debtors Are Liable. Each holder of an Allowed Priority Tax Claim for which one or more of the Debtors in addition to a Heber Debtor is liable (including but not limited to Priority Tax Claims arising by virtue of one or more Heber Debtor's status as a member of a consolidated tax group or group under common control with one or more of the other Debtors) will receive from Covanta in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Priority Tax Claim, Cash equal to the unpaid portion of such Allowed Priority Tax Claim on or as soon as practical after the later of: (i) thirty (30) days after the Reorganization Plan Effective Date, or
(ii) thirty (30) days after the date on which such Priority Tax Claim becomes Allowed; provided, however, that at the option of Covanta, Covanta may pay any or all such Allowed Priority Tax Claims over a period not exceeding six (6) years after the date of assessment of such Priority Tax Claims as provided in subsection 1129(a)(9)(C) of the Bankruptcy Code. If Covanta selects this option as to any such Allowed Priority Tax Claim, then Covanta shall make payment of simple interest on the unpaid portion of such Claim semiannually without penalty of any kind, at the statutory rate of interest provided for such taxes under applicable nonbankruptcy law, with the first interest payment due on the latest of: (i) six (6) months after the Reorganization Plan Effective Date, (ii) six
(6) months after the date on which such Priority Tax Claim becomes an Allowed Claim, or (iii) such longer time as may be agreed to by the holder of such Priority Tax Claim and Covanta.

         (c) Notwithstanding any of the foregoing, Covanta shall be solely liable with respect to any Allowed Priority Tax Claims to the extent provided in
Section 13.2 of the Alternative Transaction Purchase Agreement.

         2.5 DIP Financing Facility Claims. (a) Subject to the consent of the requisite DIP Lenders, on the Effective Date, regardless of the amounts outstanding under the DIP Financing Facility, the DIP Financing Facility shall terminate with respect to the Heber Debtors and the DIP Lenders shall release the Heber Debtors from any claims thereunder and security interests granted in support of the DIP Financing Facility over Equity Interests in, and assets of, the Heber Debtors; provided, however, (i) if the Effective Date occurs prior to the Reorganization Plan Effective Date, all Cash and non-Cash proceeds from the Geothermal Sale (whether from the Purchase Agreement or from an Alternative Transaction) that Covanta, any of the other Debtors or non-Debtor subsidiaries receive or have an interest in upon Closing of such sale or from time to time thereafter shall be subject to (x) the valid, perfected non-voidable first priority, senior priming liens of the DIP Agents, for the sole and exclusive benefit of the DIP Lenders (such liens not being junior or subject to any other liens, claims or interests) pursuant to section 364(d) of the Bankruptcy Code and (y) the superpriority administrative claims of the DIP Agents and the DIP Lenders, in each case without further action by any party or further order of the Court, (ii) if the Effective Date occurs on or after the Reorganization Plan Effective Date, all Cash and non-Cash proceeds from the Geothermal Sale (whether from the Purchase Agreement or from an Alternative Transaction) that Covanta, any of the other Reorganized Debtors, Liquidating Debtors or non-Debtor subsidiaries receive or have an interest in upon Closing of such sale or from time to time thereafter shall be subject to distribution as agreed to by the DIP Lenders and set forth in the Reorganization Plan and the Liquidation Plan and
(iii) except with respect to the release of Claims and Liens against the Heber Debtors as provided for herein, nothing in this Heber Reorganization Plan shall modify the rights, remedies and privileges of the DIP Agents and the DIP Lenders under the DIP Financing Facility, the Reorganization Plan or applicable law.

         (b) Any consent with respect to this Heber Reorganization Plan or the failure to object to any provision hereof shall not prejudice the right of the DIP Lenders or the DIP Agents to not vote in favor of (or consent to) the Reorganization Plan or object to any provision thereof, all of which rights are hereby preserved.

                                  ARTICLE III

                  CLASSIFICATION OF CLAIMS AND EQUITY INTERESTS

         3.1 General Rules of Classification. This Heber Reorganization Plan constitutes a joint reorganization plan of the Heber Debtors. In accordance with section 1123(a)(1) of the Bankruptcy Code, Administrative Expense Claims and Priority Tax Claims, as described in Article II, have not been classified and thus are excluded from the Classes described below. The classification of Claims and Equity Interests and implementation of the settlements set forth below shall be applicable for all purposes, including voting, confirmation, and distribution pursuant to the Heber Reorganization Plan. As to each Heber Debtor, a Claim or Equity Interest shall be deemed classified in a particular Class or Subclass only to the extent that the Claim or Equity Interest qualifies within the description of that Class or Subclass and shall be deemed classified in a different Class or Subclass to the extent that any remainder of the Claim or Equity Interest qualifies within the description of such different Class or Subclass. A Claim or Equity Interest is in a particular Class or Subclass only to the extent that such Claim or Equity Interest is Allowed in that Class or Subclass and has not been paid or otherwise settled prior to the Effective Date.

                                   ARTICLE IV

                    TREATMENT OF CLAIMS AND EQUITY INTERESTS

         The following is a designation of the treatment to be accorded, with respect to each Heber Debtor, to each Class of Claims and Equity Interests denominated in this Heber Reorganization Plan.

         As to each Heber Debtor, the treatment of and consideration to be provided on account of Claims and Equity Interests pursuant to the Heber Reorganization Plan shall be in full settlement, release and discharge of such Claims and Equity Interests; provided, however, that such discharge shall not affect the liability of any other entity to, or the property of any other entity encumbered to secure payment to, the holder of any such Claim or Equity Interest, except as otherwise provided in the Heber Reorganization Plan; and provided, further, that such discharge shall not encompass the Heber Debtors' obligations under this Heber Reorganization Plan.

         No Claim shall entitle the holder thereof to any Distribution pursuant to this Heber Reorganization Plan unless, and only to the extent that, such Claim is an Allowed Claim. All Distributions on account of Allowed Claims shall be made on the applicable Distribution Date.

         4.1 Class 1 - Allowed Priority Non-Tax Claims.

             a. Classification: Class 1 consists of all Allowed Priority Non-Tax Claims.

             b. Treatment: Each holder of an Allowed Class 1 Claim shall receive, in full settlement, release and discharge of its Class 1 Claim, either
(i) Cash, on the Distribution Date, in an amount equal to such Allowed Claim, or
(ii) such other less favorable terms as Covanta and the holder of an Allowed Priority Non-Tax Claim agree; provided, however, that no agreement under subsection (ii) above shall impose any obligation upon the Reorganized Heber Debtors beyond the payment of amounts calculated in accordance with the Working Capital Adjustment.

             c. Voting: Class 1 Claims are Unimpaired, and the holders of Allowed Class 1 Claims are not entitled to vote to accept or reject the Heber Reorganization Plan.

         4.2 Class 2H - Allowed GECC Secured Claims.

             a. Classification: Class 2H consists of all Allowed GECC Secured Claims. Class 2H is divided into two Subclasses for Distribution purposes:
Subclass 2H-A consists of all Allowed GECC Secured SIGC Claims and Subclass 2H-B consists of all Allowed GECC Secured HGC/HFC Claims.

             b. Treatment: The holder of the Allowed Subclass 2H-A Claims shall retain, unaltered, the legal, equitable and contractual rights, including, without limitation, any valid and perfected Liens that secure such Allowed Claim, provided, however, that the assets of the Heber Debtors subject to the GECC Liens may be sold, subject to such GECC Liens, as part of the Geothermal Sale contemplated by this Heber Reorganization Plan; provided, further, if GECC consents to the sale of the Equity Interests in SIGC Project Company pursuant to
Section 2.1 of the Alternative Transaction Purchase Agreement, the holder of Allowed Subclass 2H-A Claims shall release any and all Liens, Claims and encumbrances in the Equity Interests and assets of SIGC One Sub, SIGC Two Sub, Amor and any other Debtors (other than SIGC Project Company).

         Covanta shall pay to each holder of an Allowed Subclass 2H-B Claim, in full settlement, release and discharge of its Subclass 2H-B Claim, either (i) Cash, on the Effective Date, in an amount equal to such Allowed Subclass 2H-B Claim, or (ii) such other less favorable terms as Covanta and the holder of an Allowed GECC Secured HGC/HFC Claim agree provided, however, that no agreement under subsection (ii) above shall impose any obligation upon the Reorganized Heber Debtors beyond the payment of amounts calculated in accordance with the Working Capital Adjustment.

             c. Voting: Class 2H Claims are Unimpaired, and the holder of the Allowed Class 2H Claims is not entitled to vote to accept or reject the Heber Reorganization Plan.

         4.3 Class 3H - Allowed Heber Secured Claims.

             a. Classification: Class 3H consists of all Allowed Secured Claims other than Allowed GECC Secured Claims.

             b. Treatment: On the Effective Date, the legal, equitable and contractual rights of the holders of Allowed Class 3H Claims will be reinstated in full satisfaction, release and discharge of their respective Class 3H Claims and will remain unaltered, except as the relevant Heber Debtor (or, on or after the Effective Date, Reorganized Heber Debtor) and the holders of Allowed Class 3H Claims may otherwise agree or as such holders may otherwise consent. Notwithstanding the foregoing, no contractual provisions or applicable law that would entitle the holder of an Allowed Class 3H Claim to demand or receive payment of such Claim prior to the stated maturity of such Claim, terminate any contractual relationship or take such other enforcement action (as may be applicable) from and after the occurrence of a default that occurred prior to the Effective Date shall be enforceable against the Reorganized Heber Debtors. In lieu of the foregoing, any Heber Debtor (or, on or after the Effective Date, Reorganized Heber Debtor) may, at its election, make a Cash payment to the holder of an Allowed Class 3H Claim equal to the full amount of the holder's Allowed Class 3H Claim, together with interest at the legal rate to the extent required by law, in full settlement, release and discharge of such Class 3H Claim.

             c. Voting: Class 3H Claims are Unimpaired, and holders of Allowed Class 3H Claims are not entitled to vote to accept or reject the Heber Reorganization Plan.

         4.4 [Intentionally Omitted.]

         4.5 [Intentionally Omitted.]

         4.6 [Intentionally Omitted.]

         4.7 Class 7 - Allowed Unsecured Claims.

             a. Classification: Class 7 consists of all Allowed Unsecured
Claims.

             b. Treatment: On the Distribution Date, each holder of an Allowed Class 7 Claim shall receive, in full settlement, release and discharge of its Class 7 Claim, a Cash payment equal to the full amount of its Allowed Class 7 Claim, together with interest at the legal rate to the extent required by law.

             c. Voting: Class 7 Claims are Unimpaired and the holders Allowed Class 7 Claims are not entitled to vote to accept or reject this Heber Reorganization Plan.

         4.8 Class 8 - Heber Intercompany Claims.

             a. Classification: Class 8 consists of all Heber Intercompany
Claims.

             b. Treatment: The legal, equitable and contractual rights of holders of Heber Intercompany Claims in respect of such claim shall not be affected, altered or Impaired under this Heber Reorganization Plan.

             c. Voting: Class 8 Claims are Unimpaired and the holders Allowed Class 8 Claims are not entitled to vote to accept or reject this Heber Reorganization Plan.

         4.9 Class 9 - Intercompany Claims.

             a. Classification: Class 9 consists of all Intercompany Claims.

             b. Treatment: On the Effective Date, all Intercompany Claims shall be cancelled, annulled and extinguished. Holders of such Claims shall receive no Distributions in respect of Class 9 Claims.

             c. Voting: Class 9 Claims are Impaired, and the holders of Allowed Class 9 Claims are conclusively presumed to reject the Heber Reorganization Plan. The votes of the holders of Allowed Class 9 Claims will not be solicited.

         4.10 [Intentionally Omitted.]

         4.11 [Intentionally Omitted.]

         4.12 [Intentionally Omitted.]

         4.13 [Intentionally Omitted.]

         4.14 Class 14 - Equity Interests in Heber Debtors.

             a. Classification: Class 14 consists of all Equity Interests in the Heber Debtors.

             b. Treatment: Holders of Allowed Class 14 Equity Interests shall not receive any Distribution under this Heber Reorganization Plan in respect of Class 14 Equity Interests. Class 14 Equity Interests, upon the Effective Date, shall continue to be held by one or more of the Reorganized Heber Debtors or Debtor Sellers, as the case may be, with such Equity Interests held by the Debtor Sellers to be transferred by the Debtor Sellers to the Buyers at the Closing pursuant to the terms of the Alternative Transaction Purchase Agreement.

             c. Voting: Class 14 Equity Interests are Impaired, and the holders of Allowed Class 14 Equity Interests are conclusively presumed to reject this Heber Reorganization Plan. The votes of holders of Allowed Class 14 Equity Interests will not be solicited.

                                   ARTICLE V

               ACCEPTANCE OR REJECTION OF THE REORGANIZATION PLAN

         5.1 Presumed Acceptance of Plan. Holders of Claims in Classes 1, 2H, 7 and 8 are Unimpaired by this Heber Reorganization Plan. In accordance with section 1126 of the Bankruptcy Code, holders of Allowed Claims in such Classes are conclusively presumed to accept this Heber Reorganization Plan and the votes of holders of such Claims will not be solicited.

         5.2 Presumed Rejection of Plan. Holders of Claims and Equity Interests in Classes 9 and 14 are Impaired and are not entitled to receive any Distribution under this Heber Reorganization Plan on account of such Claims or Equity Interests. In accordance with section 1126 of the Bankruptcy Code, holders of Allowed Claims and Equity Interests in such Classes are conclusively presumed to reject this Heber Reorganization Plan and are not entitled to vote. As such, the votes of such holders will not be solicited with respect to such Claims and Equity Interests.

         5.3 Cramdown. The Heber Debtors hereby (a) request that the Court confirm the Heber Reorganization Plan in accordance with section 1129(b) of the Bankruptcy Code or (b) modify, alter or amend this Heber Reorganization Plan to provide treatment sufficient to assure that this Heber Reorganization Plan does not discriminate unfairly, and is fair and equitable, with respect to the Class or Classes not accepting this Heber Reorganization Plan, and, in particular, the treatment necessary to meet the requirements of subsections 1129(a) or (b) of the Bankruptcy Code with respect to the rejecting Classes and any other Classes affected by such modifications.

                                   ARTICLE VI

                            MEANS FOR IMPLEMENTATION

         6.1 Implementation of the Geothermal Sale. The implementation of this Heber Reorganization Plan is predicated upon the approval by the Court of the Geothermal Sale, and the consummation thereof hereunder. The terms and conditions of the Geothermal Sale and the Alternative Transaction Purchase Agreeement are incorporated herein and shall be deemed to constitute part of this Heber Reorganization Plan for all purposes. The following description of the Geothermal Sale and summary of the Alternative Transaction Purchase Agreement is qualified in its entirety by the terms thereof.

             (a) The Alternative Transaction Purchase Agreement provides for a base Purchase Price of $214,000,000, which amount is subject to adjustment as provided in the Alternative Transaction Purchase Agreement.

             (b) The Alternative Transaction Purchase Agreement provides for the sale of the Equity Interests, which corresponds to all of the respective ownership interests of the Debtor Sellers in the Heber Debtors. Subject to the terms of the Confirmation Order and conditions of Section 2.1 of the Alternative Transaction Purchase Agreement, if the Buyers obtain the consent of and release from GECC, the Buyers may directly acquire the Equity Interests in the SIGC Project Company rather than the Equity Interests in SIGC One Sub and SIGC Two Sub.

             (c) As a condition to Closing, the Debtors must receive Court approval of, among other things, the (i) sale of the Geothermal Business as contemplated by the Alternative Transaction Purchase Agreement and (ii) assumption and/or assignment by the respective Heber Debtors and other Debtors of the contracts set forth in Schedules 3.3(a), 3.3(b) and 3.3(c) to the Alternative Transaction Purchase Agreement and Exhibits B, C and D hereto, including the O&M Contracts, by the relevant Debtors to the Buyers. In addition, the Debtors shall have received formal approval of the DIP Lenders, consenting to the consummation of the transactions contemplated in the Purchase Agreement and releasing security interests granted to them pursuant to the DIP Security Agreement.

             (d) Among other things, at the Closing, the following events shall occur:

                 (i) Except as provided for in Section 2.1 of the Alternative Transaction Purchase Agreement, the Debtor Sellers shall sell, convey, assign, transfer and deliver their respective Equity Interests in SIGC One Sub, SIGC Two Sub, HFC Project Company and HGC Project Company to the Buyers as provided in the Alternative Transaction Purchase Agreement, which Equity Interests shall continue to be evidenced by the existing Equity Interests;

                 (ii) Equity Interests in Amor and SIGC Project Company shall be held by the Heber Debtor that originally held such Equity Interests, which Equity Interests shall continue to be evidenced by the existing Equity Interests;

                 (iii) Buyers shall deliver to the Sellers an amount that, together with the Deposit, equals the Purchase Price, by wire transfer of immediately available funds to an account designated by the Sellers;

                 (iv) the Heber Debtors will assume all executory contracts and unexpired leases relating to the Geothermal Business to which they are parties (except for contracts previously assumed), which contracts and leases will be transferred to the Buyers through their acquisition of the ownership interests in the Heber Debtors.

                 (v) Certain of the Debtor Sellers and certain of the Debtor Operators will assume and assign certain contracts relating to the Geothermal Business to the Buyers. The Debtor Operators will assign their previously assumed O&M Contracts to the Buyers.

                 (vi) To the extent not already paid, Covanta shall cause all undisputed Cure Amounts and HFC Settlement Payments to be paid to holder of such Claims.

         6.2 Authorization of Transfer of Equity Interests. On the Effective Date, the Debtor Sellers are authorized to sell, convey, assign, transfer and deliver their respective Equity Interests in SIGC One Sub, SIGC Two Sub, HFC Project Company and HGC Project Company without the need for further corporate action, and in accordance with the Alternative Transaction Purchase Agreement. Furthermore, Amor and SIGC Project Company shall be authorized to, and shall reinstate, their respective Equity Interests. To the extent Buyers directly acquire the Equity Interests in the SIGC Project Company rather than the Equity Interests in SIGC One Sub and SIGC Two Sub in accordance with Section 2.1 of the Alternative Transaction Purchase Agreement, SIGC Two Sub and Amor shall be authorized to sell, convey, assign, transfer and deliver their respective Equity Interests in the SIGC Project Company without the need for further corporate action, and in accordance with the Alternative Transaction Purchase Agreement.

         6.3 Cancellation of Existing Securities and Agreements. Except for purposes of evidencing a right to Distributions under this Heber Reorganization Plan or as otherwise provided hereunder, on the Effective Date, all the agreements and other documents evidencing (i) any Claims or rights of any holder of a Claim against the applicable Heber Debtor, including all indentures and notes evidencing such Claims and (ii) any options or warrants to purchase Equity Interests, obligating the applicable Heber Debtor to issue, transfer or sell Equity Interests or any other capital stock of the applicable Heber Debtor, shall be cancelled without the need for further action; provided, however, that notwithstanding the foregoing, the Reorganized Heber Debtors shall remain obligated with respect to the GECC Liens and Permitted Encumbrances in property of the Reorganized Heber Debtors, except to the extent such obligations have been satisfied as of the Effective Date.

         6.4 Board of Directors and Executive Officers. Each of the directors and/or officers of each of the Heber Debtors shall resign their positions on or prior to the Effective Date. At or before the Confirmation Hearing, Buyers shall comply with the applicable provisions of section 1129(a)(5) of the Bankruptcy Code.

         6.5 Deemed Consolidation of Heber Debtors for Plan Purposes Only. Subject to the occurrence of the Effective Date, the Reorganized Heber Debtors shall be deemed consolidated solely for the following purposes under the Heber Reorganization Plan: (i) as provided with respect to Class 14 Equity Interests, no Distributions shall be made under the Heber Reorganization Plan on account of Equity Interests in Amor and SIGC Project Company; and (ii) in some instances, Claims against more than one Heber Debtor have been grouped together into a single Class of Claims for distribution purposes.

         Such deemed consolidation, however, shall not affect: (i) the legal and organizational structure of the Reorganized Heber Debtors; (ii) the ownership interest of any Heber Debtor in any other Heber Debtor; and (iii) pre and post-Petition Date guarantees, Liens and security interests that are required to be maintained (a) in connection with executory contracts or unexpired leases that were entered into during the Chapter 11 Cases or that have been or will be assumed or (b) pursuant to this Heber Reorganization Plan or the instruments and documents issued in connection herewith.

         6.6 Continued Corporate Existence; Vesting of Assets in the Reorganized Heber Debtors and Corporate Restructuring. Each of the Heber Debtors shall, as a Reorganized Heber Debtor, continue to exist after the Effective Date as a separate legal entity, with all powers of a corporation or general or limited partnership, as the case may be, under the laws of their respective states of incorporation or organization and without prejudice to any right to alter or terminate such existence (whether by merger or otherwise) under such applicable state law. The Reorganized Heber Debtors shall be revested with their assets as provided in Section 11.1 of this Heber Reorganization Plan, subject to the GECC Liens and Permitted Encumbrances.

         6.7 [Intentionally Omitted.]

         6.8 Amended Organizational Documents. On the Effective Date, the Reorganized Heber Debtors are authorized to, and shall, without the need for any further corporate action, adopt and, as applicable, file their respective amended organizational documents with the applicable Secretary of State. The amended organizational documents shall prohibit the issuance of nonvoting equity securities, as required by sections 1123(a) and (b) of the Bankruptcy Code, subject to further amendment as permitted by applicable law.

         6.9 Settlements. Except to the extent the Court has entered a separate order providing for such approval, the Confirmation Order shall constitute an order (a) approving as a compromise and settlement pursuant to section 1123(b)(3)(A) of the Bankruptcy Code and Bankruptcy Rule 9019, any settlement agreements entered into by any Heber Debtor or any other Person as contemplated in confirmation of this Heber Reorganization Plan, and (b) authorizing the Heber Debtors' execution and delivery of all settlement agreements entered into or to be entered into by any Heber Debtor or any other Person as contemplated by this Heber Reorganization Plan and all related agreements, instruments or documents to which any Heber Debtor is a party.

         6.10 Payment of GECC Secured HGC/HFC Claims. On or prior to the Effective Date, the Debtor Sellers and Covanta shall have paid all GECC Secured HGC/HFC Claims.

         6.11 Payment of Covanta Power Pacific, Inc. Debt. On or prior to the Closing Date, Covanta shall have repaid all amounts outstanding under the Loan Agreement, dated as of April 10, 1998, among Ogden Power Pacific, Inc. and Bayerische Vereinsbank, AG, New York Branch and the lenders referred to therein, as amended.

                                  ARTICLE VII
                                  DISTRIBUTIONS

         7.1 Distribution Record Date. As of the close of business on the Distribution Record Date, the applicable Heber Debtors' books and records for each of the Classes of Claims or Equity Interests as maintained by such Heber Debtor or its respective agent, shall be deemed closed, and there shall be no further changes in the record holders of any of the Claims or Equity Interests. The applicable Heber Debtor shall have no obligation to recognize any transfer of Claims or Equity Interests occurring on or after the applicable Distribution Record Date. The applicable Heber Debtor shall be entitled to recognize and deal for all purposes hereunder only with those record holders stated in the books and records of the applicable Heber Debtor or its respective agent, as of the close of business on the Distribution Record Date, to the extent applicable.

         7.2 Date of Distributions. Unless otherwise provided herein, any Distributions and deliveries to be made hereunder shall be made on the Effective Date or as soon thereafter as is practicable. In the event that any payment or act under this Heber Reorganization Plan is required to be made or performed on a date that is not a Business Day, then the making of such payment or the performance of such act may be completed on the next succeeding Business Day, but shall be deemed to have been completed as of the initial due date.

         7.3 Manner of Payment Under Plan. All Distributions of Cash to the holders of Allowed Claims against each of the Heber Debtors under this Heber Reorganization Plan shall be made as provided in this Heber Reorganization Plan and shall be accounted for and adjusted between the parties to the Alternative Transaction Purchase Agreement as and to the extent contemplated in accordance with the applicable terms of the Working Capital Adjustment. Any Cash payments may be accomplished by a check or wire transfer or as otherwise required or provided in applicable agreements.

         7.4 Inquiries Concerning Distributions. Following the Effective Date, requests for payment of Distributions, or inquiries with respect thereto, shall be directed in the first instance to the Reorganized Heber Debtors. The Reorganized Heber Debtors shall promptly inform Covanta of any such requests or inquiries that relate to payments for which Covanta may be responsible.

         7.5 Surrender of Instruments. As a condition to receiving any Distribution under this Heber Reorganization Plan, each holder of an Allowed Claim represented by a certificated instrument or note must surrender such instrument or note held by it to the applicable Reorganized Heber Debtor or its designee at least ten (10) Business Days prior to the Effective Date, unless such certificated instrument or note is being reinstated or being left unimpaired under this Heber Reorganization Plan. Any entity that is so required to surrender such instrument or note that fails to (i) surrender such instrument or note or (ii) execute and deliver an affidavit of loss and/or indemnity reasonably satisfactory to the applicable Reorganized Heber Debtor or furnish a bond in form, substance and amount reasonably satisfactory to the applicable Reorganized Heber Debtor before the first anniversary of the Effective Date, shall be deemed to have forfeited all rights and Claims and may not participate in any Distribution under this Heber Reorganization Plan in respect of such Claim. Any other holder of an Allowed Claim who fails to take such action as reasonably required by the Reorganized Heber Debtor or its designee to receive its Distribution hereunder before the first anniversary of the Effective Date, or such earlier time as otherwise provided for in this Heber Reorganization Plan, may not participate in any Distribution under this Heber Reorganization Plan in respect of such Claim. Any Distribution forfeited hereunder shall become property of the Reorganized Heber Debtors. Upon the Effective Date, the GECC Liens with respect to the Equity Interests in SIGC One Sub, SIGC Two Sub, Amor and SIGC Project Company shall be deemed transferred to the Equity Interests in such entities without further corporate action, in accordance with the terms of the Alternative Transaction Purchase Agreement.

         7.6 Delivery of Distributions. Distributions to holders of Allowed Claims shall be made at the Distribution Address. If any holder's Distribution is returned as undeliverable, no further Distributions to such holder shall be made unless and until Covanta is notified of such holder's then current address, at which time all missed Distributions shall be made to such holder without interest on or before one hundred and twenty (120) days after the date such undeliverable Distribution was initially made. After such date, all unclaimed property shall be used to satisfy the costs of administering and fully consummating this Heber Reorganization Plan or become property of the applicable Reorganized Heber Debtor, and the holder of any such Claim shall not be entitled to any other or further distribution under this Heber Reorganization Plan on account of such Claim.

         7.7 Exemption from Securities Laws. The issuance or transfer of any securities pursuant to this Heber Reorganization Plan shall be exempt from any securities laws registration requirements to the fullest extent permitted by section 1145(a)(1)(A) of the Bankruptcy Code and section (3)(a)(7) of the Securities Act of 1933.

         7.8 Setoffs. Each Heber Debtor may, in accordance with the provisions of the Heber Reorganization Plan, section 553 of the Bankruptcy Code and applicable non-bankruptcy law, set off against any Allowed Claim and the Distributions to be made pursuant to this Heber Reorganization Plan on account of such Allowed Claim (before any Distribution is made on account of such Allowed Claim), the Claims, rights and causes of action of any nature that such Heber Debtor may hold against the holder of such Allowed Claim; provided, however, that neither the failure to effect such a setoff nor the allowance of any Claim hereunder shall constitute a waiver or release by the applicable Heber Debtor of any such Claims, rights and causes of action that the applicable Heber Debtor may possess against such holder; and provided, further that any Claims of each Heber Debtor arising before the Petition Date shall only be setoff against Claims against such Heber Debtor arising before the Petition Date.

         7.9 Allocation of Plan Distribution Between Principal and Interest. All Distributions in respect of any Allowed Claim shall be allocated first to the principal amount of such Allowed Claim, as determined for federal income tax purposes, and thereafter, to the remaining portion of such Allowed Claim, if any.

         7.10 Withholding and Reporting Requirements. In connection with this Heber Reorganization Plan and all instruments issued in connection therewith and distributed thereon, any party making disbursements hereunder shall comply with all applicable withholding and reporting requirements imposed by any federal, state or local taxing authority, and all distributions under this Heber Reorganization Plan shall be subject to any such withholding or reporting requirements.

         7.11 Time Bar to Cash Payments. Checks issued in respect of Allowed Claims shall be null and void if not negotiated within ninety (90) days after the date of issuance thereof. Requests for reissuance of any check shall be made to the party issuing such check by the holder of the Allowed Claim to whom such check originally was issued. Any Claim in respect of such voided check shall be made on or before thirty (30) days after the expiration of the sixty (60) day period following the date of issuance of such check. After such date, all funds held on account of such voided check may be used to satisfy the costs of administering and fully consummating this Heber Reorganization Plan and shall be subject to the applicable provisions of the Working Capital Adjustment, and the holder of any such Allowed Claim shall not be entitled to any other or further Distribution under this Heber Reorganization Plan on account of such Allowed Claim.

         7.12 Closing of Chapter 11 Cases. As to each Heber Debtor, when substantially all Disputed Claims have become Allowed Claims or have been disallowed by Final Order, and all Distributions in respect of Allowed Claims have been made in accordance with this Heber Reorganization Plan, or at such earlier time as the Reorganized Heber Debtors deem appropriate, the Reorganized Heber Debtors shall seek authority from the Court to close their respective Chapter 11 Cases in accordance with the Bankruptcy Code and the Bankruptcy Rules.

                                  ARTICLE VIII

              PROCEDURES FOR RESOLVING AND TREATING DISPUTED CLAIMS

         8.1 No Distribution Pending Allowance. Notwithstanding any other provision of this Heber Reorganization Plan, no Cash shall be distributed under this Heber Reorganization Plan on account of any Disputed Claim, unless and until all objections to such Disputed Claim have been settled or withdrawn or have been determined by Final Order and the Disputed Claim, or some portion thereof, has become an Allowed Claim.

         8.2 Resolution of Disputed Claims and Equity Interests.

             (a) Unless otherwise ordered by the Court after notice and a hearing, the Heber Debtors, Reorganized Heber Debtors and Covanta shall have the exclusive right to make and file objections to Claims (other than Administrative Expense Claims) and shall serve a copy of each objection upon the holder of the Claim to which the objection is made as soon as practicable, but in no event later than one hundred and twenty (120) days after the Effective Date; provided, however, that such one hundred and twenty (120) day period may be automatically extended by the Reorganized Heber Debtors, without any further application to, or approval by, the Court, for up to an additional thirty (30) days. The foregoing deadlines for filing objections to Claims shall not apply to Claims for tort damages and, accordingly, no such deadline shall be imposed by this Heber Reorganization Plan. Notwithstanding any authority to the contrary, an objection to a Claim shall be deemed properly served on the holder thereof if service is affected in any of the following manners: (i) in accordance with Rule 4 of the Federal Rules of Civil Procedure, as modified and made applicable by Bankruptcy Rule 7004; (ii) by first class mail, postage prepaid, on the signatory on the proof of claim or interest or other representative identified in the proof of claim or interest or any attachment thereto; or (iii) by first class mail, postage, on any counsel that has appeared on the holder's behalf in the Chapter 11 Cases.

             (b) Except with respect to Administrative Expense Claims as to which the Administrative Expense Claim Bar Date does not apply, Administrative Expense Claims must be filed with the Court and served on counsel for the Heber Debtors and Buyers on or before the Administrative Expense Claim Bar Date. The Heber Debtors, Reorganized Heber Debtors, Covanta or the United States Trustee may make and file objections to any such Administrative Expense Claim and shall serve a copy of each objection upon the holder of the Claim to which the objection is made as soon as practicable, but in no event later than one hundred and eighty (180) days after the Effective Date. In the event that any such objection is filed, the Court shall determine the Allowed amount of any such Administrative Expense Claim.

         8.3 Estimation of Claims and Equity Interests. The Heber Debtors, Reorganized Heber Debtors or Covanta may at any time request that the Court estimate any contingent, unliquidated or Disputed Claim pursuant to section 502(c) of the Bankruptcy Code, regardless of whether such requester has previously objected to such Claim or whether the Court has ruled on any such objection, and the Court will retain jurisdiction to estimate any Claim at any time during litigation concerning any objection to any Claim. In the event that the Court estimates any Disputed Claim, that estimated amount may constitute either the Allowed amount of such Claim or a maximum limitation on such Claim, as determined by the Court. If the estimated amount constitutes a maximum limitation on such Claim, the Heber Debtors, Reorganized Heber Debtors or Covanta, as the case may be, may elect to pursue any supplemental proceedings to object to any ultimate payment of such Claim. All of the aforementioned Claims objection, estimation and resolution procedures are cumulative and not necessarily exclusive of one another.

         8.4 Reserve Account for Disputed Claims. Following the Effective Date, Covanta shall hold in one or more Disputed Claims Reserves, for each Class in which there are any Disputed Claims, Cash in an aggregate amount sufficient to pay to each holder of a Disputed Claim the amount of Cash that such holder would have been entitled to receive pro rata under this Heber Reorganization Plan if such Claim had been an Allowed Claim in such Class. Cash withheld and reserved for payments to holders of Disputed Claims in any Class shall be held and deposited in one or more segregated interest-bearing reserve accounts for each Class of Claims in which there are Disputed Claims entitled to receive Cash, to be used to satisfy the Disputed Claims if and when such Disputed Claims become Allowed Claims.

         8.5 Allowance of Disputed Claims. With respect to any Disputed Claim that is subsequently deemed Allowed, on the Distribution Date for any such Claim, Covanta shall distribute from the Disputed Claims Reserve Account corresponding to the Class in which such Claim is classified to the holder of such Allowed Claim the amount of Cash that such holder would have been entitled to recover pro rata under this Heber Reorganization Plan if such Claim had been an Allowed Claim on the Effective Date, together with such claimholder's Pro Rata Class Share of net interest, if any, on such Allowed Claim. For purposes of the immediately preceding sentence, such holder's Pro Rata Class Share of net interest shall be calculated by multiplying the amount of interest on deposit in the applicable Disputed Claims Reserve account on the date immediately preceding the date on which such Allowed Claim is to be paid by a fraction, the numerator of which shall equal the amount of such Allowed Claim and the denominator of which shall equal the amount of all Claims for which deposits are being held in the applicable Disputed Claims Reserve account on the date immediately preceding the date on which such Allowed Claim is to be paid.

         8.6 Release of Funds from Disputed Claims Reserve. If at any time or from time to time after the Effective Date, there shall be Cash in a Disputed Claims Reserve account in an amount in excess of the maximum remaining payment obligations to the then existing holders of Disputed Claims in the Class of Claims corresponding to such Disputed Claims Reserve account under this Heber Reorganization Plan, such excess funds, and the Pro Rata Class Share of net interest in respect thereof, shall become property of Covanta.

         8.7 Cure Amounts with respect to Executory Contracts or Unexpired Leases. Disputes concerning cure amounts arising from executory contracts or unexpired leases assumed by the Heber Debtors shall be governed by Sections 9.3 and 9.9 of this Heber Reorganization Plan.

                                   ARTICLE IX

                             TREATMENT OF EXECUTORY
                         CONTRACTS AND UNEXPIRED LEASES

         9.1 Heber Debtor Contracts. Except for any contract or lease that (a) has been previously assumed or rejected pursuant to a Final Order of the Court,
(b) is specifically designated as a contract or lease on the Schedule of Rejected Contracts and Leases, or (c) is the subject of a separate motion to assume or reject filed under section 365 of the Bankruptcy Code by one of the Debtors on or prior to the Confirmation Hearing, upon the Effective Date, all Heber Debtor Contracts, including the Heber Debtor Contracts identified on Exhibit B attached hereto and the mineral rights leases and related agreements identified on Exhibit C attached hereto, shall be deemed assumed by the Heber Debtor that is a party to such Heber Debtor Contract; provided, however, that to the extent the Buyers directly acquire the Equity Interests in the SIGC Project Company rather than the Equity Interests in SIGC One Sub and SIGC Two Sub in accordance with Section 2.1 of the Alternative Transaction Purchase Agreement, any Heber Debtor Contracts to which a Holding Company is a party will be assumed by the relevant Heber Debtor and assigned to the SIGC Project Company. Any affiliate of a Heber Debtor that is a party to a Heber Debtor Contract shall assume such Heber Debtor Contract and assign its rights and obligations under such Heber Debtor Contract to Buyers at Closing, provided that such Heber Debtor Contract is assumed pursuant to this Heber Reorganization Plan. The listing of a document on Exhibits B or C hereto shall not constitute an admission that such document is an executory contract or unexpired lease or that the Heber Debtors have any liability thereunder. The Heber Debtors may amend, with the consent of Buyers, Exhibits B or C to add or delete any contract or lease at or prior to the Confirmation Hearing. Additionally, upon the Effective Date, the Heber Debtor Contracts identified on Exhibit F hereto, which previously have been assumed by Final Order of the Court, shall be transferred through the transfer of Equity Interests to the applicable Buyer pursuant the terms of the Alternative Transaction Purchase Agreement.

         9.2 Additional Contracts. Certain of the Debtor Sellers, certain of the Debtor Operators, and certain other Debtors are also parties, along with the Heber Debtors, to certain of the Heber Debtor Contracts or parties to various other contracts relating to the Geothermal Business. Such Additional Contracts are identified on Exhibit D attached hereto. In accordance with section 365(f) of the Bankruptcy Code, upon the Effective Date, the Additional Contracts shall be assumed by the relevant Debtors and assigned to the applicable Buyer pursuant to the terms of the Alternative Transaction Purchase Agreement. In addition, upon the Effective Date, the Debtor Operators shall assign to Buyers the O&M Contracts identified on Exhibit E. The listing of a document on Exhibits D or E hereto shall not constitute an admission that such document is an executory contract or unexpired lease or that the Heber Debtors have any liability thereunder. The Heber Debtors may amend, with the consent of Buyers, Exhibits D or E to add or delete any contract or lease at or prior to the Confirmation Hearing.

         9.3 Cure of Defaults. Exhibits B, C, D and E hereto set forth the Cure Amounts determined by the Heber Debtors and the Debtors, based upon a review of their books and records and the relevant documents, necessary to cure any and all defaults existing under each of the contracts identified therein pursuant to section 365(b) of the Bankruptcy Code. The Cure Amounts shall be final and binding on parties identified on Exhibits B, C, D and E hereto (or their successors and assigns) and shall not be subject to further dispute or audit based on performance prior to the time of assumption, irrespective of whether such assumed executory contract or unexpired lease contains an audit clause; provided, however, that the terms of the HFC Royalty Settlement Order shall control the Cure Amounts owed to parties to the HFC Royalty Settlement, including Cure Amounts fixed in additional settlement agreements contemplated and authorized by such Order. The holders of Heber Royalty Settled Claims shall be entitled to receive both the Cure Amounts and the HFC Royalty Settlement Payments.

         9.4 Objections. Any objection to (i) assumption, assignment or rejection of the contracts or leases pursuant to this Heber Reorganization Plan or (ii) Cure Amounts must be in writing, shall state with particularity the reasons for the objection or response, and shall be filed with the Court and served upon co-counsel to the Debtors, Cleary, Gottlieb, Steen & Hamilton, One Liberty Plaza, New York, New York 10006, Attention: James L. Bromley, Esq., and Jenner & Block LLC, One IBM Plaza, Chicago, Illinois 60611, Attention: Vincent
E. Lazar, Esq., so as to be filed and received by 4:00 p.m. (Prevailing Eastern
Time) on or before seven (7) days prior to the Confirmation Hearing. Only those objections that have been timely filed and served may be considered by the Court at the Confirmation Hearing. Any objection as to Cure Amounts must state with specificity the Cure Amount the objecting party believes is required and provide appropriate documentation in support thereof. If no objection to a particular Cure Amount is timely received, the Cure Amount set forth on Exhibits B, C, D or E shall be controlling notwithstanding anything to the contrary in any such contract or lease, and the counterparty thereto shall be forever barred from asserting any other claim arising prior to the assumption or assumption and assignment against the Debtors, the Heber Debtors, the Reorganized Heber Debtors or the Buyer as to such Cure Amounts; provided, however, that the terms of the HFC Royalty Settlement Order shall control the Cure Amounts owed to parties to the HFC Royalty Settlement, including Cure Amounts fixed in additional settlement agreements contemplated and authorized by such Order. In the event of a dispute regarding any Cure Amount or the ability of the Heber Debtor or other Debtors to assume and/or assign a particular contract or lease, including providing adequate assurance of future performance, the applicable Debtor may determine to reject such contract or lease and otherwise will provide for payments required by section 365(b)(1) of the Bankruptcy Code only after the entry of a Final Order resolving such dispute.

         9.5 Approval of Assumption of Certain Executory Contracts. Subject to Sections 9.1, 9.2 and 9.3 of this Heber Reorganization Plan, the executory contracts and unexpired leases of the Debtors listed on Exhibits B, C, D and E hereto shall be assumed by the relevant Debtors and, as applicable, assigned to the relevant Buyer as of the Effective Date. Except as may otherwise be ordered by the Court, the Heber Debtors shall have the right to cause any assumed executory contract or unexpired lease to vest in the Reorganized Heber Debtor designated for such purpose by the Heber Debtors.

         9.6 Approval of Rejection of Executory Contracts and Unexpired Leases. Entry of the Confirmation Order shall constitute the approval, pursuant to section 365(a) of the Bankruptcy Code, of the rejection of any executory contracts and unexpired leases to be rejected as and to the extent provided in
Section 9.1 of this Heber Reorganization Plan.

         9.7 Deemed Consents. Unless a counterparty to an executory contract, unexpired lease, license or permit objects to the applicable Debtor's assumption thereof in writing on or before seven (7) days prior to the Confirmation Hearing, then, unless such executory contract, unexpired lease, license or permit has been rejected by the applicable Debtor or will be rejected by operation of the Heber Reorganization Plan, the Reorganized Heber Debtors shall enjoy all the rights and benefits under each such executory contract, unexpired lease, license and permit without the necessity of obtaining such counterparty's written consent to assumption or retention of such rights and benefits.

         9.8 Bar Date for Rejection Damage Claims. Claims arising out of the rejection of an executory contract or unexpired lease pursuant to Section 9.1 of this Heber Reorganization Plan, if any, must be filed with the Court no later than the later of (i) fifteen (15) days after the Effective Date, and (ii) fifteen (15) days after entry of an order rejecting such executory contract or lease. Any Claims not filed within such time period will be forever barred from assertion against any of the Debtors, the Heber Debtors or the Reorganized Heber Debtors.

         9.9 Cure Amount Disputes. Upon agreement by the parties to the Alternative Transaction Purchase Agreement and without prejudice to Buyers rights under the Alternative Transaction Purchase Agreement, any executory contract or unexpired lease that is subject to a Cure Amount dispute may be added by the Heber Debtors or Reorganized Heber Debtors to the Schedule of Rejected Contracts and Leases at any time, including, without limitation, after the resolution by the Court of such Cure Amount dispute, regardless of the occurrence of the Confirmation Date or the Effective Date, based on the existence of such dispute.

                                   ARTICLE X

                  CONDITIONS PRECEDENT TO THE CONFIRMATION DATE
                             AND THE EFFECTIVE DATE

         10.1 Conditions to Confirmation. Each of the following is a condition to the Confirmation Date:

             (a) the entry of a Final Order finding that the Disclosure Statement contains adequate information pursuant to section 1125 of the Bankruptcy Code;

             (b) the proposed Confirmation Order and this Heber Reorganization Plan shall be in form and substance, reasonably acceptable to the Heber Debtors, Buyers and DIP Agents;

             (c) all material provisions, terms and conditions hereof shall be approved in the Confirmation Order;

             (d) the Confirmation Date shall occur no later than December 15, 2003;

             (e) the Confirmation Order shall authorize and approve the Geothermal Sale and contain a finding that the Geothermal Sale shall be deemed to be incorporated into and consummated under this Heber Reorganization Plan for all purposes.

             (f) The Confirmation Order shall authorize all other transactions contemplated herein and the Plan Documents in order to effectuate this Heber Reorganization Plan or that are necessary or appropriate to effectuate this Heber Reorganization Plan, the Geothermal Sale and the Alternative Transaction Purchase Agreement.

         10.2 Conditions Precedent to the Effective Date. Each of the following is a condition precedent to the Effective Date of this Heber Reorganization
Plan:

             (a) The Confirmation Order shall: (i) have become a Final Order and
(ii) be in form and substance reasonably satisfactory to the Heber Debtors, Buyers and DIP Agents and (iii) provide that the Debtors, Heber Debtors and Reorganized Heber Debtors are authorized and directed to take all actions necessary or appropriate to enter into, implement and consummate the Heber Reorganization Plan, including the Geothermal Sale contemplated by the Alternative Transaction Purchase Agreement;

             (b) All conditions precedent to the Closing of the Geothermal Sale pursuant to the Alternative Transaction Purchase Agreement, including the release and waiver by the DIP Lenders of the Heber Debtors from any claims under DIP Financing Facility and the security interests granted in support of the DIP Financing Facility over Equity Interests in, and assets of, the Heber Debtors, shall have been satisfied or waived in accordance with the provisions therein (other than a condition precedent related to the Effective Date of the Heber Reorganization Plan);

             (c) Any regulatory approvals, including approvals under the Hart-Scott-Rodino Antitrust Act of 1976, as amended, that are necessary or desirable to effectuate this Heber Reorganization Plan and the transactions contemplated hereunder shall have been obtained;

             (d) Covanta shall have sufficient Cash (i) to make payment of the estimated Exit Costs, including, without limitation, all Allowed Administrative Expense Claims, Allowed Priority Non-Tax Claims, Allowed Unsecured Claims and Cure Amounts and (ii) to deposit Cash in the Disputed Claims Reserve in respect of any Administrative Expense Claims, Priority Non-Tax Claims and Unsecured Claims that are Disputed Claims;

             (e) All documents, instruments and agreements provided for under, or necessary to implement, this Heber Reorganization Plan, the Geothermal Sale and the Alternative Transaction Purchase Agreement shall have been executed and delivered by the parties thereto, in form and substance satisfactory to the Heber Debtors, unless such execution or delivery has been waived by the parties benefited thereby.

         10.3 Waiver of Conditions. Without prejudice to the Proposed Buyers' rights under the Purchase Agreement, the Heber Debtors may waive any of the foregoing conditions set forth in Section 10.1 or Section 10.2 of this Heber Reorganization Plan without leave of or notice to the Court and without any formal action other than proceeding with confirmation of this Heber Reorganization Plan or emergence from bankruptcy.

         10.4 Failure to Satisfy or Waiver of Conditions Precedent . In the event that any or all of the conditions specified in Section 10.1 or 10.2 of this Heber Reorganization Plan have not been satisfied or waived in accordance with the provisions of this Article X on or before December 31, 2003 (which date may be extended by the Heber Debtors, with the consent of the Buyers, and upon notification submitted by the Heber Debtors to the Court, (a) the Confirmation Order shall be vacated, (b) no distributions under the Heber Reorganizing Plan shall be made, (c) the Heber Debtors and all holders of Claims and Equity Interests shall be restored to the status quo ante as of the day immediately preceding the Confirmation Date as though such date never occurred, and (d) all the Heber Debtors' respective obligations with respect to the Claims and Equity Interests shall remain unchanged and nothing contained herein or in the Disclosure Statement shall be deemed an admission or statement against interest or to constitute a waiver or release of any claims by or against any Heber Debtor or any other Person or to prejudice in any manner the rights of any Heber Debtor or any Person in any further proceedings involving any Heber Debtor or Person.

                                   ARTICLE XI

                             EFFECT OF CONFIRMATION

         11.1 Revesting of Assets. Upon the Effective Date, pursuant to sections 1141(b) and (c) of the Bankruptcy Code, except for leases and executory contracts that have not yet been assumed or rejected (which leases and contracts shall be deemed vested when and if assumed), all property of each Heber Debtor's Estate shall vest in the applicable Reorganized Heber Debtor free and clear of all Claims, Liens, encumbrances, charges and other interests, except with respect to the GECC Liens or Permitted Encumbrances as provided herein or pursuant to any of the Plan Documents. Each Reorganized Heber Debtor may operate its businesses and may use, acquire and dispose of property free of any restrictions of the Bankruptcy Code or the Bankruptcy Rules and in all respects as if there were no pending cases under any chapter or provision of the Bankruptcy Code, except as provided herein.

         11.2 Discharge of Claims. Except as otherwise provided herein or in the Confirmation Order, the rights afforded in this Heber Reorganization Plan and the entitlement to receive payments and distributions to be made hereunder shall discharge all existing Claims or Equity Interests, of any kind, nature or description whatsoever against or in each of the Heber Debtors or any of their assets, properties, successors in interest, affiliates or assigns to the fullest extent permitted by section 1141 of the Bankruptcy Code. Except as provided in this Heber Reorganization Plan or in the Confirmation Order, on the Effective Date, all existing Claims against each of the Heber Debtors and Equity Interests in the Heber Debtors shall be, and shall be deemed to be, discharged and each holder (as well as trustees and agents on behalf of all such holders) of a Claim or Equity Interest shall be precluded and enjoined from asserting against the Reorganized Heber Debtors, or any of their assets, properties, successors in interests, affiliates or assigns, any Claim or Equity Interest based upon any act or omission, transaction or other activity of any kind or nature that occurred prior to the Confirmation Date, whether or not (i) such holder has filed a Proof of Claim or Equity Interest, (ii) a Claim based on such Claim or Equity Interest is Allowed, or (iii) the holder of the Claim or Equity Interest has accepted the Heber Reorganization Plan.

         11.3 Discharge of Heber Debtors. Upon the Effective Date and in consideration of the distributions to be made hereunder, except as otherwise expressly provided herein, each holder (as well as any trustees and agents on behalf of each holder) of a Claim shall be deemed to have forever waived, released and discharged each of the Heber Debtors, to the fullest extent permitted by section 1141 of the Bankruptcy Code, of and from any and all Claims, rights and liabilities (other than the right to enforce the Heber Debtors or Reorganized Heber Debtors obligations hereunder or under the Plan Documents) that arose prior to the Confirmation Date, whether existing in law or equity, whether based on fraud, contract or otherwise, liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, then existing or thereafter arising, whether based in whole or in part on any act, omission or occurrence taking place on or before the Confirmation Date. Upon the Effective Date, all such persons shall be forever precluded and enjoined, pursuant to section 524 of the Bankruptcy Code, from prosecuting or asserting any such discharged Claim against each of the Heber Debtors and Reorganized Heber Debtors, and any of their assets, properties, successors in interest, affiliates or assigns.

         11.4 Binding Effect. Except as otherwise provided in section 1141(d)(3) of the Bankruptcy Code, on and after the Confirmation Date, and subject to the Effective Date, the provisions of this Heber Reorganization Plan shall bind all present and former holders of a Claim against, or Equity Interest in, the applicable Heber Debtor and its respective successors, affiliates and assigns, whether or not the Claim or Equity Interest of such holder is Impaired under this Heber Reorganization Plan and whether or not such holder has filed a Proof of Claim or Equity Interest or accepted this Heber Reorganization Plan.

         11.5 Term of Injunctions or Stays. Unless otherwise provided herein, all injunctions or stays arising under section 105 or 362 of the Bankruptcy Code, any order entered during the Chapter 11 Cases under section 105 or 362 of the Bankruptcy Code or otherwise, and in existence on the Confirmation Date, shall remain in full force and effect until the later of the Effective Date and the date indicated in such order.

         11.6 Injunction Against Interference with Plan. Upon the entry of the Confirmation Order, all holders of Claims and Equity Interests and other parties in interest, along with their respective present and former employees, agents, officers, directors and principals, shall be enjoined from taking any actions to interfere with the implementation or consummation of this Heber Reorganization Plan.

         11.7 Exculpation. Notwithstanding anything herein to the contrary, as of the Effective Date, none of (i) the Heber Debtors or Reorganized Heber Debtors or their respective officers, directors and employees, (ii) the Specified Personnel, (iii) the Committee and any subcommittee thereof, (iv) the Agent Banks, the DIP Agents and the related steering committee (v) the accountants, financial advisors, investment bankers, and attorneys for the Heber Debtors or Reorganized Heber Debtors, and (vi) the directors, officers, employees, partners, members, agents, representatives, accountants, financial advisors, investment bankers, attorneys or affiliates for any of the persons or entities described in (i), (iii), (iv), (v) or (vi) of this Section 11.7 shall have or incur any liability to any holder of a Claim or an Interest, or any other party in interest, or any of their respective agents, employees, representatives, financial advisors, attorneys, or affiliates, or any of their successors or assigns, for any act or omission in connection with, relating to, or arising out of the Chapter 11 Cases; formulating, negotiating or implementing the Heber Reorganization Plan; the solicitation of acceptances of the Heber Reorganization Plan; the pursuit of confirmation of the Heber Reorganization Plan; the confirmation, consummation or administration of the Heber Reorganization Plan or the property to be distributed under the Heber Reorganization Plan, except for their gross negligence or willful misconduct, and in all respects shall be entitled to rely upon the advice of counsel with respect to their duties and responsibilities under the Heber Reorganization Plan.

         11.8 Injunction. Upon the Effective Date with respect to the Heber Reorganization Plan and except as otherwise provided herein or in the Confirmation Order, all persons who have held, hold, or may hold Claims against or Equity Interests in the Heber Debtors, and all other parties in interest in the Chapter 11 Cases, along with their respective present or former employees, agents, officers, directors or principals, shall be permanently enjoined on and after the Effective Date from directly or indirectly (i) commencing or continuing in any manner any action or other proceeding of any kind to collect or recover any property on account of any such Claim or Equity Interest against any such Heber Debtor, Reorganized Heber Debtors, Person entitled to exculpation pursuant to Section 11.7 hereof or any of their assets, properties, successors in interest, affiliates or assigns, (ii) enforcing, attaching, collecting or recovering by any manner or means of any judgment, award, decree, or order to collect or recover any property on account of any such Claim or Equity Interest against any such Heber Debtor or Reorganized Heber Debtors or any of their assets, properties, successors in interest, affiliates or assigns, (iii) creating, perfecting, or enforcing any encumbrance of any kind against any Heber Debtor or Reorganized Heber Debtors or any of their assets, properties, successors in interest, affiliates or assigns on account of such Claim or Equity Interest, (iv) except for recoupment, asserting any right of setoff or subrogation of any kind against any obligation due any such Heber Debtor or Reorganized Heber Debtors or any of their successor in interests, affiliates or assigns or against the property or interests in property of any such Heber Debtor or Reorganized Heber Debtor on account of any such Claim or Equity Interest, (v) commencing or continuing any action against the Reorganized Heber Debtors or any of their assets, properties, successors in interest, affiliates or assigns in any manner or forum in respect of such Claim or Equity Interest that does not comply or is inconsistent with the Heber Reorganization Plan, and
(vi) taking any actions to interfere with the implementation or consummation of this Heber Reorganization Plan; provided that nothing herein shall prohibit any holder of a Claim from prosecuting a properly completed and filed proof of claim in the Chapter 11 Cases. In no event shall the Reorganized Heber Debtors their assets, properties, successors in interest, affiliates or assigns have any liability or obligation for any Claim against or Equity Interest in any of the Heber Debtors arising prior to the Effective Date, other than in accordance with the provisions of this Heber Reorganization Plan. In addition, except as otherwise provided in this Heber Reorganization Plan or the Confirmation Order, on and after the Effective Date, any individual, firm, corporation, limited liability company, partnership, company, trust or other entity, including any successor of such entity, shall be permanently enjoined from commencing or continuing in any manner, any litigation against the Reorganized Heber Debtors or any of their assets, properties, successors in interest, affiliates or assigns on account of or in respect of any of the Heber Debtors' prepetition liabilities or other liabilities satisfied pursuant to this Heber Reorganization Plan. By accepting Distributions pursuant to this Heber Reorganization Plan, each holder of an Allowed Claim or Allowed Equity Interest receiving Distributions pursuant to the Heber Reorganization Plan will be deemed to have specifically consented to the injunctions set forth herein.

         11.9 Release. As of the Effective Date and without prejudice to the Buyers' rights under the Purchase Agreement, the Heber Debtors, on behalf of themselves and their Estates, shall be deemed to release unconditionally all claims, obligations, suits, judgments, damages, rights, causes of action, and liabilities whatsoever, against any and all of the (i) Debtors (except with respect to Debtors' obligations under the Alternative Transaction Purchase Agreeement) , (ii) the Debtors' present or former officers, directors, employees, partners, members, advisors, attorneys, financial advisors, accountants, investment bankers and other professionals, (iii) the DIP Lenders and the DIP Agents and (iv) the Committee's members, advisors, attorneys, financial advisors, investment bankers, accountants and other professionals, in each case whether known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise, based in whole or in part upon actions taken with respect to any omission, transaction, event, or other occurrence taking place on or prior to the Effective Date in any way relating to the Reorganizing Debtors, the Liquidating Debtors, the Heber Debtors, the Chapter 11 Cases, the Reorganization Plan, the Liquidation Plan or the Heber Reorganization Plan.

                                  ARTICLE XII

                            RETENTION OF JURISDICTION

         12.1 Jurisdiction of Court. The Court shall retain exclusive jurisdiction of all matters arising under, arising out of, or related to, the Chapter 11 Cases and this Heber Reorganization Plan pursuant to, and for the purposes of, sections 105(a) and 1142 of the Bankruptcy Code and for, among other things, the following non-exclusive purposes:

             (a) to determine the allowance or classification of Claims and to hear and determine any objections thereto;

             (b) to hear and determine any motions for the assumption, assumption and assignment or rejection of executory contracts or unexpired leases, and the allowance of any Claims resulting therefrom;

             (c) to determine any and all motions, adversary proceedings, applications, contested matters and other litigated matters in connection with the Chapter 11 Cases that may be pending in the Court on, or initiated after, the Effective Date;

             (d) to enter and implement such orders as may be appropriate in the event the Confirmation Order is for any reason stayed, revoked, modified, or vacated;

             (e) to issue such orders in aid of the execution, implementation and consummation of this Heber Reorganization Plan to the extent authorized by section 1142 of the Bankruptcy Code or otherwise;

             (f) to construe and take any action to enforce this Heber Reorganization Plan;

             (g) to reconcile any inconsistency in any order of the Court, including, without limitation, the Confirmation Order;

             (h) to modify the Heber Reorganization Plan pursuant to section 1127 of the Bankruptcy Code, or to remedy any apparent non-material defect or omission in this Heber Reorganization Plan, or to reconcile any non-material inconsistency in the Heber Reorganization Plan so as to carry out its intent and purposes;

             (i) to hear and determine all applications for compensation and reimbursement of expenses of professionals under sections 330, 331, and 503(b) of the Bankruptcy Code;

             (j) to determine any other requests for payment of Priority Tax Claims, Priority Non-Tax Claims or Administrative Expense Claims;

             (k) to hear and determine disputes arising in connection with the interpretation, implementation, or enforcement of this Heber Reorganization Plan;

             (l) to consider and act on the compromise and settlement or payment of any Claim against the Heber Debtors;

             (m) to recover all assets of Heber Debtors and property of the Estates, wherever located;

             (n) to determine all questions and disputes regarding title to the assets of the Heber Debtors or their Estates;

             (o) to issue injunctions, enter and implement other orders or to take such other actions as may be necessary or appropriate to restrain interference by any entity with the consummation, implementation or enforcement of the Heber Reorganization Plan or the Confirmation Order;

             (p) to remedy any breach or default occurring under this Heber Reorganization Plan;

             (q) to resolve and finally determine all disputes that may relate to, impact on or arise in connection with, this Heber Reorganization Plan;

             (r) to hear and determine matters concerning state, local, and federal taxes for any period of time, including, without limitation, pursuant to sections 346, 505, 1129 and 1146 of the Bankruptcy Code (including any requests for expedited determinations under section 505(b) of the Bankruptcy Code filed, or to be filed, with respect to tax returns for any and all taxable periods ending after the Petition Date through, and including, the final Distribution
Date);

             (s) to determine such other matters and for such other purposes as may be provided in the Confirmation Order;

             (t) to hear any other matter consistent with the provisions of the Bankruptcy Code; and

             (u) to enter a final decree closing the Chapter 11 Cases.

                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

         13.1 Deletion of Classes and Subclasses. Any class or subclass of Claims that does not contain as an element thereof an Allowed Claim or a Claim temporarily allowed under Bankruptcy Rule 3018 as of the date of the commencement of the Confirmation Hearing shall be deemed deleted from this Heber Reorganization Plan for purposes of voting to accept or reject this Heber Reorganization Plan and for purposes of determining acceptance or rejection of this Heber Reorganization Plan by such class or subclass under section 1129(a)(8) of the Bankruptcy Code.

         13.2 Effectuating Documents and Further Transactions. The chief executive officer of each of the Heber Debtors, or his or her designee, shall be authorized to execute, deliver, file, or record such contracts, instruments, releases and other agreements or documents and take such actions on behalf of the Heber Debtors as may be necessary or appropriate to effectuate and further evidence the terms and conditions of this Heber Reorganization Plan, without any further action by or approval of the Board of Directors, as applicable, of the Heber Debtors.

         13.3 Payment of Statutory Fees. All United States Trustee Fees shall be paid by Covanta through the entry of a final decree closing these Chapter 11 Cases, unless relieved of this obligation by further order of the Court. Following the Confirmation Date, Covanta shall file with the Court and serve on the United States Trustee a quarterly disbursement report for each quarter, or portion thereof, until a final decree closing the chapter 11 cases has been entered, or the cases dismissed or converted to another chapter, in a format prescribed by and provided by the United States Trustee.

         13.4 Withdrawal or Modification of Plan. The Heber Debtors reserve the right, without prejudice to the Buyers' rights under the Alternative Transaction Purchase Agreement and in accordance with the Bankruptcy Code and the Bankruptcy Rules, to revoke, withdraw, amend or modify this Heber Reorganization Plan or to amend, modify or terminate the Alternative Transaction Purchase Agreement in accordance with its terms or the Alternative Transaction Purchase Agreement at any time prior to the entry of the Confirmation Order; provided that this Heber Reorganization Plan shall be in form and substance reasonably satisfactory to the Buyers. Additionally, the Heber Debtors reserve the right, without prejudice to the Buyers' rights under the Alternative Transaction Purchase Agreement in respect of confirmation of this Heber Reorganization Plan for all of the Debtors, to revoke, withdraw, amend or modify the Heber Reorganization Plan as it applies to any particular Heber Debtor. After the entry of the Confirmation Order, the Heber Debtors may, upon order of the Court and without prejudice to Buyers' rights under the Alternative Transaction Purchase Agreeement, amend or modify this Heber Reorganization Plan or the Alternative Transaction Purchase Agreement, in accordance with section 1127(b) of the Bankruptcy Code, or remedy any defect or omission or reconcile any inconsistency in this Heber Reorganization Plan or the Alternative Transaction Purchase Agreement (without prejudice to the Buyers' rights under the Alternative Transaction Purchase Agreement), as applicable, in such manner as may be necessary to carry out the purpose and intent of this Heber Reorganization Plan. A holder of an Allowed Claim or Allowed Equity Interest that has accepted or is deemed to have accepted this Heber Reorganization Plan shall be deemed to have accepted this Heber Reorganization Plan as modified if the proposed modification does not materially and adversely change the treatment of the Claim or Equity Interest of such holder.

         13.5 Courts of Competent Jurisdiction. If the Court abstains from exercising, or declines to exercise, jurisdiction or is otherwise without jurisdiction over any matter arising out of this Heber Reorganization Plan, such abstention, refusal or failure of jurisdiction shall have no effect upon and shall not control, prohibit or limit the exercise of jurisdiction by any other Court having competent jurisdiction with respect to such matter.

         13.6 Exemption From Transfer Taxes. To the extent permitted under section 1146(c) of the Bankruptcy Code, the issuance, transfer or exchange of securities under or in connection with the Heber Reorganization Plan, or the execution, delivery or recording of an instrument of transfer under or in connection with this Heber Reorganization Plan, or the revesting, transfer or sale of any real property of a Heber Debtor under or in connection with this Heber Reorganization Plan shall not be subject to any state or local law imposing stamp, transfer, mortgage recording or other similar tax. Consistent with the foregoing, each recorder of deeds or similar official for any county, city or governmental unit in which any instrument hereunder is to be recorded shall, pursuant to the Confirmation Order, be ordered and directed to accept such instrument without requiring payment of any documentary stamp tax, deed stamps, stamp tax, transfer tax, intangible tax or similar tax.

         13.7 Rules of Construction. For purposes of this Heber Reorganization Plan, the following rules of interpretation apply:

             (a) The words "herein," "hereof," "hereto," "hereunder" and others of similar import refer to this Heber Reorganization Plan as a whole and not to any particular Section, subsection, or clause contained in this Heber Reorganization Plan;

             (b) Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter;

             (c) Any reference in this Heber Reorganization Plan to a contract, instrument, release, indenture or other agreement or document being in a particular form or on particular terms and conditions means that such document shall be substantially in such form or substantially on such terms and conditions;

             (d) Any reference in this Heber Reorganization Plan to an existing document or exhibit filed or to be filed means such document or exhibit, as it may have been or may be amended, modified or supplemented;

             (e) Unless otherwise specified, all references in this Heber Reorganization Plan to Sections, Articles and Exhibits are references to Sections, Articles and Exhibits of or to this Heber Reorganization Plan;

             (f) Captions and headings to Articles and Sections are inserted for convenience of reference only are not intended to be a part of or to affect the interpretation of this Heber Reorganization Plan; and

             (g) Unless otherwise expressly provided, the rules of construction set forth in section 102 of the Bankruptcy Code and in the Bankruptcy Rules shall apply to this Heber Reorganization Plan.

         13.8 Computation of Time. In computing any period of time prescribed or allowed by this Heber Reorganization Plan, unless otherwise expressly provided, the provisions of Bankruptcy Rule 9006 shall apply.

         13.9 Successors and Assigns. The rights, benefits and obligations of any entity named or referred to in the Heber Reorganization Plan shall be bind on, and shall inure to the benefit of, any heir, executor, administrator, successor or assign of such entity.

         13.10 Notices. Any notices to or requests of the Heber Debtors by parties in interest under or in connection with this Heber Reorganization Plan shall be in writing and served either by (a) certified mail, return receipt requested, postage prepaid, (b) hand delivery, or (c) reputable overnight delivery service, all charges prepaid, and shall be deemed to have been given when received by the following parties:



                           Covanta Energy Corporation
                           c/o CLEARY GOTTLIEB STEEN & HAMLTON
                           One Liberty Plaza
                           New York, New York  10006

                           Attn: James L. Bromley, Esq.

                           Covanta Energy Corporation
                           c/o JENNER & BLOCK, LLC
                           One IBM Plaza
                           Chicago, Illinois 60611-7603

                           Attn: Vincent E. Lazar, Esq.

                           Ormat Nevada, Inc.
                           c/o Weil, Gotshal & Manges
                           767 Fifth Avenue
                           New York, NY 10154

                           Attn:  Philip Rosen, Esq.

                           Ormat Nevada, Inc.
                           980 Greg Street
                           Sparks, NE 89431

                           Attn:  Rany Raviv



         13.11 Severability. If, prior to the Confirmation Date, any term or provision of this Heber Reorganization Plan is determined by the Court to be invalid, void or unenforceable, the Court will have the power to alter and interpret such term or provision to make it valid or enforceable to the maximum extent practicable, consistent with the original purpose of the term or provision held to be invalid, void or unenforceable, and such term or provision will then be applicable as altered or interpreted, without prejudice to the Proposed Buyers' rights under the Purchase Agreement. Notwithstanding any such holding, alteration or interpretation, the remainder of the terms and provisions of this Heber Reorganization Plan will remain in full force and effect and will in no way be affected, impaired or invalidated by such holding alteration or interpretation, without prejudice to the Proposed Buyers' rights under the Purchase Agreement. The Confirmation Order will constitute a judicial interpretation that each term and provision of this Heber Reorganization Plan, as it may have been altered or interpreted in accordance with the forgoing, is valid and enforceable pursuant to its terms. Additionally, if the Court determines that the Heber Reorganization Plan, as it applies to any particular Heber Debtor, is not confirmable pursuant to section 1129 of the Bankruptcy Code (and cannot be altered or interpreted in a way that makes it confirmable), such determination shall not limit or affect (a) the confirmability of the Heber Reorganization Plan as it applies to any other Heber Debtor or (b) the Heber Debtors' ability to modify the Heber Reorganization Plan, as it applies to any particular Heber Debtor, to satisfy the confirmation requirements of section 1129 of the Bankruptcy Code, without prejudice to the Proposed Buyers' rights under the Purchase Agreement.

         13.12 Governing Law. Except to the extent the Bankruptcy Code or Bankruptcy Rules are applicable, the rights and obligations arising under this Heber Reorganization Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

         13.13 Exhibits. All Exhibits to this Heber Reorganization Plan are incorporated into and are a part of this Heber Reorganization Plan as if set forth in full herein.

         13.14 Counterparts. This Heber Reorganization Plan may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

Dated:  November 21, 2003

                                        AMOR 14 CORPORATION



                                        By:  /s/ Anthony Orlando
                                             -----------------------------------



                                        COVANTA SIGC ENERGY, INC.



                                        By:  /s/ Anthony Orlando
                                             -----------------------------------



                                        COVANTA SIGC ENERGY II, INC.



                                        By:  /s/ Anthony Orlando
                                             -----------------------------------



                                        HEBER FIELD COMPANY



                                        By:  /s/ Anthony Orlando
                                             -----------------------------------



                                        HEBER GEOTHERMAL COMPANY



                                        By:  /s/ Anthony Orlando
                                             -----------------------------------



                                        SECOND IMPERIAL GEOTHERMAL COMPANY, L.P.



                                        By:  /s/ Anthony Orlando
                                             -----------------------------------

                                    Exhibit A

                          Case Numbers of Heber Debtors

1.  AMOR 14 Corporation (Case No. 02-40886-CB)

2.  Covanta SIGC Energy, Inc. (Case No. 02-40885-CB)

3.  Covanta SIGC Energy II, Inc. (Case No. 02-40884-CB)

4.  Heber Field Company (Case No. 02-40888-CB)

5.  Heber Geothermal Company (Case No. 02-40887-CB)

6.  Second Imperial Geothermal Company, L.P. (Case No. 02-40882-CB)

                                    Exhibit B

                             Heber Debtor Contracts

------------- -------------------------------------- -------------------------------------------------- ----------------------------
Covanta       Counterparty Name and Address          Type of Contract                                   Cure Amount
Party
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        Southern California Edison Company     Power Purchase Contract dated 4/16/1985, as                                   0
              Post Office Box 800                    amended (Amendment No. 1:  10/23/1987;
              Rosemead, CA  91770                    Amendment No. 2:  7/27/1990;  Amendment No. 3:
                                                     11/24/1992)
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        U.S. Trust Company of California,      Lease Agreement, dated as of September 1, 1993.                     $520,200.00
              N.A.                                   Debtor is the lessee.
              114 West 47th Street
              New York, NY  10036
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        U.S. Trust Company of California,      First Amended and Restated Escrow Agreement,                          $4,512.50
              N.A.                                   dated as of September 1, 1993, as amended.
              114 West 47th Street                   Morgan Guaranty is appointed escrow agent.
              New York, NY  10036                    Debtor and General Electric Corporation agreed
                                                     to several adjustments in Letter Agreement dated
              Aircraft Services Corporation          September 8, 1997, as amended.
              1600 Summer Street, 6th Floor
              Stamford, CT  06905

              General Electric Capital Corporation
              P.O. Box 8300
              Stamford, CT  06905

              US Bank
              100 Wall Street
              New York, NY  10005
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        Mr. Walter J. Holtz                    Surface Rental Payments and Property Damages,                                 0
              Mrs. Toni F. Holtz                     date as of November 4, 1993.  Debtor agrees to
              102 Ralph Road                         make payments during the lease, dated March 14,
              Imperial, CA 92251                     1986.
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        Mr. Walter J. Holtz                    Certificate of Walter J. and Toni F. Holtz,                                   0
              Mrs. Toni F. Holtz                     dated August 25, 1993.
              102 Ralph Road
              Imperial, CA 92251
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        Ms. Carol Love                         Surface Rental Payments and Property Damages,                                 0
              2410 Gum Tree Lane                     date as of November 4, 1993.  Debtor agrees to
              Fallbrook, CA  92028                   make payments during the lease, dated March 14,
                                                     1986.
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        Ms. Carol Love                         Certificate of Carol Beyschlag Love, as Trustee                               0
              2410 Gum Tree Lane                     under Beyschlag Real Property Trust, dated
              Fallbrook, CA  92028                   August 23, 1993.
------------- -------------------------------------- -------------------------------------------------- ----------------------------

SIGC**        Mr. Larry D. Smith                     Surface Rental Payments and Property Damages,                                 0
              Mrs. Marcella Smith                    date as of November 4, 1993.  Debtor agrees to
              29882 Platanus Dr.                     make payments during the lease, dated March 14,
              Escondido, CA  92026                   1986.
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        Mr. Larry D. Smith                     Certificate of Larry D. and Marcella Smith,                                   0
              Mrs. Marcella Smith                    dated August 25, 1993.
              29882 Platanus Dr.
              Escondido, CA  92026
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        Mr. Matthew J. LaBrucherie             Surface Rental Payments and Property Damages,                                 0
              499 W. McCabe Road                     date as of November 4, 1993.  Debtor agrees to
              El Centro, CA  92243                   make payments during the lease, dated March 14,
                                                     1986.
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        Mr. Andrew L. Holtz, Executor for      Surface Rental Payments and Property Damages,                                 0
              the estate of Joseph L. Holtz          date as of November 4, 1993.  Debtor agrees to
              34302 Starboard Lantern                make payments during the lease, dated March 14,
              Dana Point, CA  92629                  1986.
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        Mr. Andrew L. Holtz, Executor for      Certificate of Andrew L. Holtz, as Executor of                                0
              the estate of Joseph L. Holtz          the Estate of Joseph L. Holtz, dated August 13,
              34302 Starboard Lantern                1993.
              Dana Point, CA  92629
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        Rowan Sokolowski                       Certificate of Clairemont Mesa Masonic Lodge No.                              0
              2076 Emerald Street                    799 and of Rowan Sokolowski, individually and as
              San Diego, CA  92109                   successor-trustee under the Will of Helen S.
                                                     Fugate, deceased, dated August 6, 1993.
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        Mr. Walter J. Holtz                    Letter Agreement re:  Surface Rental Payments                                 0
              Mrs. Toni F. Holtz                     and Property Damages by and between SIGC and
              102 Ralph Road                         Walter J. Holtz and Toni F. Holtz, dated
              Imperial, CA 92251                     November 4, 1993.
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        Ms. Carol Love                         Letter Agreement re:  Surface Rental Payments                                 0
              2410 Gum Tree Lane                     and Property Damages by and between SIGC and
              Fallbrook, CA  92028                   Carol Love, dated November 4, 1993.
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        Mr. Larry D. Smith                     Letter Agreement re:  Surface Rental Payments                                 0
              Mrs. Marcella Smith                    and Property Damages by and between SIGC and
              29882 Platanus Dr.                     Larry D. Smith and Marcella Smith, dated
              Escondido, CA  92026                   November 4, 1993.
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        Mr. Matthew J. LaBrucherie             Letter Agreement re:  Surface Rental Payments                                 0
              499 W. McCabe Road                     and Property Damages by and between SIGC and
              El Centro, CA  92243                   Matthew J. LaBrucherie, dated November 4, 1993.
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        Timothy J. LaBrucherie                 Letter Agreement re:  Surface Rental Payments                                 0
              P.O. Box 1420                          and Property Damages by and between SIGC and
              El Centro, CA  92244                   Timothy J. LaBrucherie and Mary K. LaBrucherie,
                                                     dated November 4, 1993.
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        Mr. Andrew L. Holtz, Executor for      Letter Agreement re:  Surface Rental Payments                                 0
              the estate of Joseph L. Holtz          and Property Damages by and between SIGC and
              34302 Starboard Lantern                Andrew L. Holtz, Executor for the Estate of
              Dana Point, CA  92629                  Joseph L. Holtz, dated November 4, 1993.
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        General Electric Corporation           Letter Agreement relating to SIGC Lease Reserve                               0
              120 Long Ridge Road                    Account dated as of September 8, 1997, as
              Stamford, CT  06927                    amended.
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        Imperial Irrigation District           Plant Connection Agreement for the SIGC Power                       $255,316.30
              c/o General Manager                    Plant, dated October 27, 1992.  The agreement
              P.O. Box 937                           provides for the interconnection of the Imperial
              Imperial, CA  92251                    Irrigation District electrical system and Second
                                                     Imperial Geothermal Company Power Plant.
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        Imperial Irrigation District           Transmission Services Agreement for Alternative                        $144,656
              c/o General Manager                    Resources, dated October 27, 1992.  Debtor is
              P.O. Box 937                           obligated to sell transmission service of power
              Imperial, CA  92251                    from the Second Imperial Geothermal Company
                                                     Power Plant to Imperial Irrigation District.
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        Imperial Irrigation District           Water Supply Agreement, dated October 27, 1992.                         $46,903
              c/o General Manager                    Imperial Irrigation agrees to make water
              P.O. Box 937                           available to Debtor.
              Imperial, CA  92251
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        General Electric Capital Corporation   Construction Loan Agreement (between SIGC and                                 0
              120 Long Ridge Road                    GECC),  dated November 24, 1992.
               Stamford, CT 06927
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        US Trust Company of California, N.A.   Escrow Agreement (among SIGC, US Trust, ASC,                                  0
              114 West 47th Street                   GECC, and Morgan Guaranty Trust Company of New
              New York, NY 10036                     York),  dated November 24, 1992.

              Aircraft Services Corporation
              1600 Summer Street, 6th Floor
              Stamford, CT 06927

              General Electric Capital Corporation
              120 Long Ridge Road
               Stamford, CT 06927

              Morgan Guaranty Trust Company of New
              York
              120 Long Ridge Road
              Stamford, CT 06927
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        Chicago Title Insurance Company        Construction Deed of Trust, Assignment of Rents,                              0
              4050 Calle Real                        Security Agreement and Fixture Filing (among
              Santa Barbara, CA 93110                SIGC, Chicago Title Insurance Company, and
                                                     GECC), dated November 17, 1992.
              General Electric Capital Corporation
              1600 Summer Street
              Stamford, CT 06927
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        Marubeni Corporation                   Services Agreement (between SIGC and Marubeni                                 0
                                                     Corporation), dated November 24, 1992.
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        TIC-The Industrial Company             Geothermal Power Project Turnkey Engineering,                                 0
              PO Box 774848                          Procurement and Construction Contract (between
              Steamboat Springs, CO 80477            SIGC and TIC-The Industrial Company), dated
              Attn: Vice President/General Counsel   November 25, 1992.
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        US Trust Company                       Contractor Consent to Assignment of Construction                              0
              114 West 47th Street                   Contract (between SIGC, US Trust Company,
              New York, NY 10036                     TIC-The Industrial Company, Aircraft Services
                                                     Corporation and GECC), dated November 24, 1992.
              TIC-The Industrial Company
              PO Box 774848
              (40185 Routt County Road #129)
              Steamboat Springs, CO 80477

              Aircraft Services Corporation
              1600 Summer Street
              Stamford, CT 06927

              General Electric Capital Corporation
              1600 Summer Street
              Stamford, CT 06927
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        Imperial Irrigation District           Consent Agreement (among Imperial Irrigation                                  0
              C/O General Manager                    District, SICG, Aircraft, GEEC and US Trust
              PO Box 937                             Company of California, N.A.), November 24, 1992.
              Imperial, CA 92251

              Aircraft Services Corporation
              1600 Summer Street
              Stamford, CT 06927

              General Electric Capital Corporation
              1600 Summer Street
              Stamford, CT 06927

              US Trust Company of California
              114 West 47th Street
              New York, NY 10036
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        Imperial Irrigation District           Consent Agreement (among SIGC LP, IID, the                                    0
              C/O General Manager                    Participants, US Trust Company of California),
              PO Box 937                             dated November 25, 1992.
              Imperial, CA 92251

              US Trust Company of California
              114 West 47th Street
              New York, NY 10036

              Participants:
              Del Ranch, LP
              Desert Power Company
              Earth Energy, Inc.
              Elmore, LP
              Geo East Mesa Limited Partnership
              Heber Field Company
              Heber Geothermal Company
              Imperial Resource Recovery
              Associates, LP
              Leathers, LP
              Ormesa Geothermal
              Ormesa Geothermal II
              Vulcan/BN Geothermal Power Company
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        Southern California Edison Company     Power Purchase Contract (between Southern                                     0
              PO Box 800                             California Edison Company and SIGC), dated April
              Rosemead, CA 91770                     16, 1985, as amended (Amendment No. 1:
                                                     10/23/1987;  Amendment No. 2:  7/27/1990;
                                                     Amendment No. 3:  11/24/1992)
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        Southern California Edison Company     Agreement Addressing Renewable Energy Pricing                                 0
              PO Box 800                             and Payment Issues (between SIGC LP and Southern
              Rosemead, CA 91770                     California Edison Company), dated June 19, 2001
                                                     (and as amended)
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        Southern California Edison Company     Consent to Assignment (among Southern California                              0
              PO Box 800                             Edison Company and the Parties: SIGC LP,
              Rosemead, CA 91770                     Aircraft, GECC, US Trust), dated November 24,
              Attn: Secretary                        1992.

              Aircraft Services Corporation
              1600 Summer Street
              Stamford, CT 06927

              General Electric Capital Corporation
              1600 Summer Street
              Stamford, CT 06927

              US Trust Company of California
              114 West 47th Street
              New York, NY 10036
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        General Electric Capital Corporation   Undertaking With Respect To Real Estate                                       0
              1600 Summer Street                     Post-Closing Matters (between SIGC LP and GEEC),
              Stamford, CT 06927                     dated November 24, 1992.
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        US Trust Company of California, N.A.   Letter Agreement - SIGC Lease Agreement dated                                 0
              114 West 47th Street                   September 1, 1993 (between SIGC and GECC), dated
              New York, NY 10036                     March 7, 2001.
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        US Trust Company of California, N.A.   Grant Deed (by SIGC in favor of US Trust), dated                              0
              114 West 47th Street                   September 1, 1993.
              New York, NY 10036
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        US Trust Company of California, N.A.   Geothermal Assignment (between SIGC LP and US                                 0
              114 West 47th Street                   Trust), dated September 1, 1993.
              New York, NY 10036
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        US Trust Company of California, N.A.   Memorandum of Lease Agreement (between SIGC and                               0
              114 West 47th Street                   US Trust), dated September 1, 1993.
              New York, NY 10036
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        Matthew J. LaBrucherie                 Consent Agreement (LaBrucherie, acknowledged and                              0
              499 W. McCabe Road                     agreed to by SIGC, ASC, US Trust, GECC), dated
              El Centro, CA  92243                   August 24, 1993.

              US Trust Company of California, N.A.
              114 West 47th Street
              New York, NY 10036

              Aircraft Services Corporation
              1600 Summer Street
              Stamford, CT 06927

              General Electric Capital Corporation
              1600 Summer Street
              Stamford, CT 06
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        Chrisman B. Jackson                    First Amendment to Consent Agreement (by                                      0
              P.O. Box 2736                          Chrisman B. Jackson as Lessor, and acknowledged
              El Centro, CA 92243                    by SIGC, ASC, US Trust, and GECC), dated August
                                                     24, 1993.
              US Trust Company of California, N.A.
              114 West 47th Street
              New York, NY 10036

              Aircraft Services Corporation
              1600 Summer Street
              Stamford, CT 06927

              General Electric Capital Corporation
              1600 Summer Street
              Stamford, CT 06
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        Matthew J. LaBrucherie                 Consent Agreement (by Matthew J. LaBrucherie,                                 0
              499 W. McCabe Road                     Owner, Timothy J. LaBrucherie and Mary K.
              El Centro, CA  92243                   LaBrucherie, Lessor, The Hubbard Company, and
                                                     acknowledged and agreed to by SIGC, ASC, US
              Timothy J. LaBrucherie                 Trust, GECC), dated August 24, 1993.
              P.O. Box 1420
              El Centro, CA  92244

              Mary K. LaBrucherie
              P.O. Box 1420
              El Centro, CA  92244

              The Hubbard Company
              P.O. Box 2962
              Sun Valley, ID 83353

              US Trust Company of California, N.A.
              114 West 47th Street
              New York, NY 10036

              Aircraft Services Corporation
              1600 Summer Street
              Stamford, CT 06927

              General Electric Capital Corporation
              1600 Summer Street
              Stamford, CT 06
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        Timothy J. LaBrucherie                 Consent Agreement (by Timothy J. LaBrucherie and                              0
              P.O. Box 1420                          Mary K. LaBrucherie, as Owner, and acknowledged
              El Centro, CA  92244                   and agreed to by SIGC, ASC, US Trust, GECC),
                                                     dated August 24, 1993.
              Mary K. LaBrucherie
              P.O. Box 1420
              El Centro, CA  92244

              US Trust Company of California, N.A.
              114 West 47th Street
              New York, NY 10036

              Aircraft Services Corporation
              1600 Summer Street
              Stamford, CT 06927

              General Electric Capital Corporation
              1600 Summer Street
              Stamford, CT 06
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        US Trust Company of California, N.A.   Assignment of Certain Facility Contracts (by                                  0
              114 West 47th Street                   SIGC to US Trust), dated September 1, 1993.
              New York, NY 10036
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        Marubeni American Corporation and      Agreement Among Marubeni American Corporation,                                0
              Marubeni Corporation                   Marubeni Corporation, ERC Environmental and
              650 California Street                  Energy Services Co., Inc., Centennial Energy,
              San Francisco, CA 94108                Inc., and SIGC relating to Second Imperial
                                                     Continental, Inc., dated June 14, 1989.
              Copy to:
              J. Sorton Jones, Esq.
              Graham & James
              One Maritime Plaza, 3rd Floor
              San Francisco, CA 94111

              ERC Environmental and Energy
              Services Co., Inc.
              3211 Jermantown Road
              Fairfax, VA 22030

              Copy to:
              Sharon G. Province
              General Counsel
              5510 Morehouse Drive
              San Diego, CA 92121
              and
              John H. Quinn, Jr.
              Quinn & Racusin Chartered
              1730 K Street, N.W., Suite 700
              Washington, D.C. 20006

              Centennial Energy, Inc.
              650 California Street, 22nd Floor
              San Francisco, CA 94108

              Copy to:
              Carl J. Stoney, Jr.
              Jackson, Tufts, Cole & Black
              650 California Street
              San Francisco, CA 94018
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        Chevron Resources Co.                  Letter Agreement (between SIGC and Chevron                                    0
              P.O. Box 5049                          Resources Co.), dated August 12, 1987.
              San Ramon, CA 94583-0949
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        ORMESA, LLC                            Lease Agreement, dated October 30, 2002                                       0
              980 Greg St.
              Sparks, NV  89431-6039
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        Amor 14 Corporation**                  Buyout Agreement (among Amor 14 Corporation,                                  0
              4000 Kruse Way Place                   Amor 14P Corporation, OESI Power Corporation,
              Lake Oswego, OR 97035                  Second Imperial Continental, Inc., Centennial
                                                     Energy, Inc., Geothermal, Inc., ERC
              Amor 14P Corporation                   International, Inc.), dated November 24, 1992.
              4000 Kruse Way Place
              Lake Oswego, OR 97035

              OESI Power Corporation
              4000 Kruse Way Place
              Lake Oswego, OR 97035

              Second Imperial Continental, Inc.
              343 Second Street, Suite N
              Los Altos, CA 94022

              Centennial Energy, Inc.
              650 California Street, 22nd Floor
              San Francisco, CA 94108

              Geothermal, Inc.
              4029 Ridge Top Road, Suite 200
              Fairfax, VA  22030

              ERC International, Inc.*
              4029 Ridge Top Road, Suite 200
              Fairfax, VA  22030
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        Marubeni America Corporation           Amendment Agreement (among Marubeni America                                   0
              650 California Street                  Corporation, Marubeni Corporation, Centennial
              San Francisco, CA 94108                Energy, Inc., Ogden Environmental and Energy
                                                     Services Co., Inc., Second Imperial Continental,
              Marubeni Corporation                   Inc., Amor 14 Corporation, SIGC GP and SIGC LP),
              Centennial Energy, Inc.                dated November 24, 1992.
              650 California Street, 22nd Floor
              San Francisco, CA 94108

              Ogden Environmental and Energy
              Services* Co., Inc.
              40 Lane Road
              Fairfield, NJ 07007-2615

              Second Imperial Continental, Inc.,
              343 Second Street, Suite N
              Los Altos, CA 94022

              Amor 14 Corporation**
              4000 Kruse Way Place
              Lake Oswego, OR 97035

              SIGC GP, a California general
              partnership
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        Marubeni America Corporation           Subordination and Intercreditor Agreement (among                              0
              650 California Street                  Marubeni America Corporation, Marubeni
              San Francisco, CA 94108                Corporation, DRAVO Constructors, Inc., GECC, US
                                                     Trust Company of California, N.A., Aircraft
              Marubeni Corporation                   Services Corporation, Second Imperial
              450 Lexington Avenue                   Continental, Inc., Amor 14 Corporation, and SIGC
              New York, NY 10017                     LP), dated November 24, 1992.

              DRAVO Constructions, Inc.
              One Oliver Plaza
              Pittsburgh, PA  15222

              General Electric Capital Corporation
              1600 Summer Street
              Stamford, CT 06927

              US Trust Company of California, N.A.
              114 West 47th Street
              New York, NY 10036

              Aircraft Services Corporation
              1600 Summer Street
              Stamford, CT 06927

              Second Imperial Continental, Inc.
              343 Second Street, Suite N
              Los Altos, CA 94022

              Amor 14 Corporation**
              4000 Kruse Way Place
              Lake Oswego, OR 97035
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        OESI Construction Company              Consent Agreement (among OESI Construction                                    0
              Building One, Suite 255                Company, SIGC Partnership, Aircraft Services
              4000 Kruse Way Place                   Corporation, GECC, and US Trust Company of
              Lake Oswego, OR 97035                  California, N.A.), dated November 24, 1992.

              Aircraft Services Corporation
              1600 Summer Street
              Stamford, CT 06927

              General Electric Capital Corporation
              1600 Summer Street
              Stamford, CT 06927

              US Trust Company of California, N.A.
              114 West 47th Street
               New York, NY 10036
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        OESI Construction Company              Field Development Agreement (between SIGC LP and                              0
              Building One, Suite 255                OESI Construction Company), dated November 24,
              4000 Kruse Way Place                   1992.
              Lake Oswego, OR 97035
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        OESI Construction Company              Consent Agreement (among OESI Construction                                    0
              Building One, Suite 255                Company, SIGC Partnership, Aircraft Services
              4000 Kruse Way Place                   Corporation, GECC, and US Trust Company of
              Lake Oswego, OR 97035                  California), dated November 24, 1992.

              Aircraft Services Corporation
              1600 Summer Street
              Stamford, CT 06927

              General Electric Capital Corporation
              1600 Summer Street
              Stamford, CT 06927

              US Trust Company of California
              114 West 47th Street
               New York, NY 10036
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        Heber Field Company**                  Consent Agreement (among Heber Field Company,                                 0
              4029 Ridge Top Road, Suite 200         SIGC Partnership, Aircraft Services Corporation,
              Fairfax, VA 22030                      GECC, and US Trust Company of California), dated
                                                     November 24, 1992.
              Aircraft Services Corporation
              1600 Summer Street
              Stamford, CT 06927

              General Electric Capital Corporation
              1600 Summer Street
              Stamford, CT 06927

              US Trust Company of California
              114 West 47th Street
               New York, NY 10036
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        Heber Field Company**                  Consent Agreement (among Heber Field Company,                                 0
              4029 Ridge Top Road, Suite 200         SIGC Partnership, Aircraft Services Corporation,
              Fairfax, VA 22030                      and US Trust Company of California), November
                                                     24, 1992.
              Aircraft Services Corporation
              1600 Summer Street
              Stamford, CT 06927

              US Trust Company of California
              114 West 47th Street
              New York, NY 10036
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        Heber Field Company**                  Memorandum of Agreement (among Heber Field                                    0
              4029 Ridge Top Road, Suite 200         Company as Lessor, US Trust as Field Lessor, and
              Fairfax, VA 22030                      SIGC LP as Lessee), dated November 17, 1992.

              US Trust Company of California
              114 West 47th Street
              New York, NY 10036
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        Heber Field Company**                  Memorandum of Agreement (among Heber Field                                    0
              4029 Ridge Top Road, Suite 200         Company as Lessor, US Trust as Field Lessor, and
              Fairfax, VA  22030                     SIGC LP as Lessee), dated November 17, 1992.

              US Trust Company of California
              114 West 47th Street
              New York, NY  10036
------------- -------------------------------------- -------------------------------------------------- ----------------------------
SIGC**        Andrew Holtz, as Executor of the       Letter Agreement from Jackson, Tufts, Cole &                                  0
              Estate of Joseph L. Holtz, Toni F.     Black, dated April 8, 1993, approved by Andrew
              Holtz and Walter J. Holtz              Holtz, as Executor of the Estate of Joseph L.
              34302 Starboard Lantern                Holtz, Toni F. Holtz and Walter J. Holtz (re:
              Dana Point, CA 92243                   construction of underground electric cable).
------------- -------------------------------------- -------------------------------------------------- ----------------------------
HGC**         Marley Cooling Tower Company           Engineering , Procurement and Construction                           $93,196.31
              7401 West 29th Street                  Agreement between Heber Geothermal Company and
              Overland Park, KS 66213                Marley Cooling Tower Company.
------------- -------------------------------------- -------------------------------------------------- ----------------------------
HGC**         Southern California Edison Company     Power Purchase and Sales Agreement, dated August                              0
              Post Office Box 800                    26, 1983, as amended.  Debtor is the seller.
              Rosemead, CA  91770
------------- -------------------------------------- -------------------------------------------------- ----------------------------
HGC**         Southern California Edison Company     Agreement Addressing Renewable Energy Pricing                                 0
              Post Office Box 800                    and Payment Issues, dated June 15, 2001, as
              Rosemead, CA  91770                    amended.  Debtors rights and obligation as
                                                     seller of energy are addressed.
------------- -------------------------------------- -------------------------------------------------- ----------------------------
HGC**         Imperial Irrigation District           Plant Connection Agreement, dated July 31,                           $14,044.76
              P.O. Box 937                           1985.  Debtor granted to Imperial District the
              Imperial, CA  92251                    right to enter the plant site for any reasonable
                                                     purpose relating to the Plant Connection
                                                     Agreement.
------------- -------------------------------------- -------------------------------------------------- ----------------------------
HGC**         Southern California Edison Company     Interconnection Agreement, dated August 12,                                   0
              Post Office Box 800                    1985.  Edison agrees to engineer, design,
              Rosemead, CA  91770                    construct, own, operate, and maintain the
                                                     interconnection facilities.
------------- -------------------------------------- -------------------------------------------------- ----------------------------
HGC**         General Electric Capital Corporation   HGC Escrow Agreement, dated as of February 11,                                0
              120 Long Ridge Road                    2002.
              Stamford, CT  06927

              U.S. Trust National Association
              100 Wall Street, 16th Floor
              New York, NY 10005

              U.S. Trust National Association
              180 E. 5th St.
              St. Paul, MN 55101
------------- -------------------------------------- -------------------------------------------------- ----------------------------
HGC**         Imperial Irrigation District           Water Supply Agreement                                                $8,602.50
              P.O. Box 937
              Imperial, CA 92251
------------- -------------------------------------- -------------------------------------------------- ----------------------------
HGC**         Imperial Irrigation District           Transmission Service Agreement                                      $173,136.00
              P.O. Box 937
              Imperial, CA 92251
------------- -------------------------------------- -------------------------------------------------- ----------------------------
HGC**         U.S. Trust Company of California       Geothermal Sales Agreement, dated December 18,                                0
              (Covanta took place of US Trust)       1991.
              114 West 47th Street
              New York, NY  10036
------------- -------------------------------------- -------------------------------------------------- ----------------------------
HGC**         Southern California Edison Company     Settlement Agreement and Amendment No. 2 to                                   0
              P.O. Box 800                           Power Purchase Contract between HGC and Southern
              Rosemead, CA  91770                    California Edison Company.
------------- -------------------------------------- -------------------------------------------------- ----------------------------
HGC**         General Electric Capital Corporation   Second Amended and Restated Promissory Note,                      $2,571,934.00
              120 Long Ridge Road                    dated February 11, 2002.
              Stamford, CT  06927
------------- -------------------------------------- -------------------------------------------------- ----------------------------
HGC**         General Electric Capital Corporation   Deed of Trust, Assignment of Rents, Security                                  0
              120 Long Ridge Road                    Agreement and Fixture Filing, dated March 31,
              Stamford, CT  06927                    2001, as amended.

              Chicago Title Company (Trustee)
              388 Market Street, Suite 300
              San Francisco, CA  94111
------------- -------------------------------------- -------------------------------------------------- ----------------------------
HGC**         U.S. Trust Company                     HGC Assumption Agreement, dated December 28,                                  0
              114 West 47th Street                   1999.  This agreement was superseded by an
              New York, NY  10036                    Agreement Relating to HGC and HFC dated December
                                                     20, 2000 and amended February 11, 2002.
              General Electric Capital Corporation
              120 Long Ridge Road
              Stamford, CT  06927
------------- -------------------------------------- -------------------------------------------------- ----------------------------
HGC**         General Electric Capital Corporation   Release by Buyer, dated December 28, 1999.                                    0
              120 Long Ridge Road
              Stamford, CT  06927
------------- -------------------------------------- -------------------------------------------------- ----------------------------
HGC**         Banc of America LLC as agent for       Escrow Agreement, dated December 6, 2001.                                     0
              Bank of America N.A.
              100 N. Tryon Street, 20th Floor
              NCI-007-20-61
              Charlotte, NC  28255-0001
------------- -------------------------------------- -------------------------------------------------- ----------------------------
HGC**         General Electric Capital Corporation   HGC Purchase and Sale Agreement, dated December                               0
              120 Long Ridge Road                    17, 1999.  This agreement was superseded by an
              Stamford, CT  06927                    Agreement Relating to HGC and HFC dated December
                                                     20, 2000, and amended February 11, 2002.
------------- -------------------------------------- -------------------------------------------------- ----------------------------
HGC**         General Electric Capital Corporation   Agreement Relating to HGC and HFC, dated                                      0
              120 Long Ridge Road                    December 20, 2000, as amended February 11,
              Stamford, CT  06927                    2002.  This agreement supersedes the HGC
                                                     Purchase and Sale Agreement, dated December 17,
              Covanta Energy Corporation*            1999.  This agreement is also scheduled below as
              4029 Ridge Top Road, Suite 200         an agreement of HFC.
              Fairfax, VA  22030

              Covanta Power Equity Corporation,
              Inc.*
              4029 Ridge Top Road, Suite 200
              Fairfax, VA  22030

              ERC Energy, Inc.**
              4029 Ridge Top Road, Suite 200
              Fairfax, VA  22030

              ERC Energy II, Inc.**
              4029 Ridge Top Road, Suite 200
              Fairfax, VA  22030

              Heber Loan Partners*
              4029 Ridge Top Road, Suite 200
              Fairfax, VA  22030

              Covanta Heber Field Energy, Inc.*
              4029 Ridge Top Road, Suite 200
              Fairfax, VA  22030

              Heber Field Company**
              4029 Ridge Top Road, Suite 200
              Fairfax, VA  22030

              Heber Field Energy II, Inc.*
              4029 Ridge Top Road, Suite 200
              Fairfax, VA  22030
------------- -------------------------------------- -------------------------------------------------- ----------------------------
HGC**         ERC Energy II, Inc.*                   Assignment, Assumption, Consent & Release                                     0
              4029 Ridge Top Road, Suite 200,        Agreement, dated June 1, 1999.
              Fairfax, VA  22030

              ERC Energy, Inc.*
              4029 Ridge Top Road, Suite 200
              Fairfax, VA  22030

              Covanta Imperial Power Services *
              4029 Ridge Top Road, Suite 200
              Fairfax, VA  22030

              Covanta Power Equity Corporation*
              4029 Ridge Top Road, Suite 200
              Fairfax, VA  22030

              Centennnial Holding, Inc.
              343 Second Street, Ste. N
              Los Altos, CA  94022

              Centennial Energy, Inc.
              650 California Street, 22nd Floor
              San Francisco, CA  94108

              Centennial Geothermal, Inc.
              343 Second Street, Ste. N
              Los Altos, CA  94022

              U.S. Trust Company of New York
              114 West 47th Street
              New York, NY  10036

              General Electric Capital Corporation
              120 Long Ridge Road
              Stamford, CT  06927

              Aircraft Services Corporation
              120 Long Ridge Road
              Stamford, CT  06927
------------- -------------------------------------- -------------------------------------------------- ----------------------------
HGC**         US Trust Company of California         Assignment of Easements and Seismic Permits,  and                             0
              114 West 47th Street                   Exhibit  A  thereto,   by  USTCC  to  HFC,  dated
               New York, NY 10036                    December 27, 1999.
------------- -------------------------------------- -------------------------------------------------- ----------------------------
HGC**         US Trust Company of California         Assignment of Leases,  and Exhibit A thereto,  by                             0
              114 West 47th Street                   USTCC to HFC, dated December  27, 1999.
               New York, NY 10036
------------- -------------------------------------- -------------------------------------------------- ----------------------------
HGC**         US Trust Company of California         Assignment  of  Unit  Agreement,  and  Exhibit  A                             0
              114 West 47th Street                   thereto,  by USTCC  to HFC,  dated  December  27,
               New York, NY 10036                    1999.
------------- -------------------------------------- -------------------------------------------------- ----------------------------
HFC**         General Electric Capital Corporation   HFC Escrow Agreement, dated February 11, 2002.                                0
              120 Long Ridge Road
              Stamford, CT 06927

              U.S. Bank Trust National Association
              100 Wall Street, 16th floor
              New York, NY 10005
              and
              U.S. Trust National Association
              180 E. 5th St.
              St. Paul, MN 55101
------------- -------------------------------------- -------------------------------------------------- ----------------------------
HFC**         Imperial Irrigation District           IID/HFC Letter Agreement dated June 28, 2000                         $20,210.73
              P.O. Box 937                           (Power Purchase).
              Imperial, CA 92251
------------- -------------------------------------- -------------------------------------------------- ----------------------------
HFC**         General Electric Capital Corporation   Amended and Restated Promissory Note, dated                                   0
              120 Long Ridge Road                    December 20, 2000.
              Stamford, CT  06927
------------- -------------------------------------- -------------------------------------------------- ----------------------------
HFC**         General Electric Capital Corporation   Deed of Trust, Assignment of Rents, Security                                  0
              120 Long Ridge Road                    Agreement and Fixture Filing, dated March 31,
              Stamford, CT  06927                    2001, as amended.

              Chicago Title Company (Trustee)
              388 Market Street, Suite 300
              San Francisco, CA  94111
------------- -------------------------------------- -------------------------------------------------- ----------------------------
HFC**         General Electric Capital Corporation   Second Amended and Restated Promissory Note,                                  0
              120 Long Ridge Road                    dated February 11, 2002.
              Stamford, CT  06927
------------- -------------------------------------- -------------------------------------------------- ----------------------------
HFC**         US Trust Company of California         HFC Assumption Agreement, dated December 28,                                  0
              114 West 47th Street                   1999.
              New York, NY  10036

              General Electric Capital Corporation
              120 Long Ridge Road
              Stamford, CT 06927
------------- -------------------------------------- -------------------------------------------------- ----------------------------
HFC**         General Electric Capital Corporation   Release by Buyer, dated December 28, 1999.                                    0
              120 Long Ridge Road
              Stamford, CT 06927
------------- -------------------------------------- -------------------------------------------------- ----------------------------
HFC**         General Electric Capital Corporation   HFC Purchase and Sale Agreement, dated December
              120 Long Ridge Road                    17, 1999.  This agreement was superseded by an
              Stamford, CT  06927                    Agreement Relating to HGC and HFC dated December
                                                     20, 2000, and amended February 11, 2002.
------------------------------------------------------------------------------------------------------------------------------------
HFC**        Heber Geothermal Company**             Agreement Relating to HGC and HFC, dated December                              0
             4029 Ridge Top Road                    20, 2000, as amended February 11, 2002.  This
             Suite 200                              agreement supersedes the HGC Purchase and Sale
             Fairfax, VA 22030                      Agreement, dated December 17, 1999.  This
                                                    agreement is also scheduled above as an agreement
             General Electric Capital Corporation   of HGC.
             120 Long Ridge Road
             Stamford, CT  06927

             Covanta Energy Corporation*
             4029 Ridge Top Road, Suite 200
             Fairfax, VA  22030

             Covanta Power Equity Corporation,
             Inc.*
             4029 Ridge Top Road, Suite 200
             Fairfax, VA  22030

             ERC Energy, Inc.*
             4029 Ridge Top Road, Suite 200
             Fairfax, VA  22030

             ERC Energy II, Inc.*
             4029 Ridge Top Road, Suite 200
             Fairfax, VA  22030

             Heber Loan Partners*
             4029 Ridge Top Road, Suite 200
             Fairfax, VA  22030

             Covanta Heber Field Energy, Inc.*
             4029 Ridge Top Road, Suite 200
             Fairfax, VA  22030

             Heber Field Company**
             4029 Ridge Top Road, Suite 200
             Fairfax, VA  22030

             Heber Field Energy II, Inc.*
             4029 Ridge Top Road, Suite 200
             Fairfax, VA  22030
------------------------------------------------------------------------------------------------------------------------------------
HFC**        Heber Field Company**                  Unit Agreement, dated June 16, 1978.                                           0
             4029 Ridge Top Road
             Suite 200
             Fairfax, VA 22030

             Royalty Owners (1)
------------------------------------------------------------------------------------------------------------------------------------
HFC**        Heber Field Company**                  Unit Operating Agreement, dated July 1, 1984.                                  0
             4029 Ridge Top Road
             Suite 200
             Fairfax, VA 22030
------------------------------------------------------------------------------------------------------------------------------------
HFC**        Heber Field Energy II, Inc.*           Heber Field Assignment, Assumption, Consent &                                  0
             4029 Ridge Top Road, Suite 200         Release Agreement, dated June 1, 1999.
             Fairfax, VA  22030

             Covanta Heber Field Energy, Inc.*
             4029 Ridge Top Road, Suite 200
             Fairfax, VA  22030

             Covanta Geothermal Operations, Inc.*
             4029 Ridge Top Road, Suite 200
             Fairfax, VA  22030

             Covanta Power Equity Corporation*
             4029 Ridge Top Road, Suite 200
             Fairfax, VA  22030

             Centennial Field Company
             343 Second Street, Suite N
             Los Altos, CA  94022

             Centennial Holding, Inc.
             343 Second Street, Suite N
             Los Altos, CA  94022

             U.S. Trust Company of California
             114 West 47th Street
             New York, NY  10036

             Aircraft Services Corporation
             120 Long Ridge Road
             Stamford, CT  06927
------------------------------------------------------------------------------------------------------------------------------------
HFC**        US Trust Company of California         Royalty Agreement among San Diego Gas and                                      0
             114 West 47th Street                   Electric Company, USTCC and HFC, dated December
             New York, NY  10036                    18, 1991.

             San Diego Gas and Electric Company
             8306 Century Park Ct.
             San Diego, CA  92123-1593
------------------------------------------------------------------------------------------------------------------------------------
HFC**        US Trust Company of California         Memorandum of Royalty Interest, and Exhibit A                                  0
             114 West 47th Street                   thereto, between San Diego Gas and Electric
             New York, NY  10036                    Company, USTCC and HFC, dated December 18, 1991.

             San Diego Gas and Electric Company
             8306 Century Park Ct.
             San Diego, CA  92123-1593
------------------------------------------------------------------------------------------------------------------------------------
HFC**        San Diego Gas and Electric Company     Settlement Agreement between San Diego Gas and                     $88,701.52(2)
             8306 Century Park Ct.                  Electric and Union Oil Company of California,
             San Diego, CA  92123-1593              dated April 21, 1989.

             Union Oil Company of California
             135 Main Street
             Brawley CA 92227
------------------------------------------------------------------------------------------------------------------------------------
HFC**        Chevron Geothermal Company of          Consent  to  Amendment  and  Assignment  of Permit                             0
             California                             between  E. and G.  Corda and  Chevron  Geothermal
             6001 Bollinger Canyon Road             Company of California, dated November 22, 1991.
             San Ramon, CA 94583

             E. and G. Corda
             1941 Pepper Drive
             El Centro CA 92243
------------------------------------------------------------------------------------------------------------------------------------
HFC**        Chevron Geothermal Company of          Consent  to  Amendment  and  Assignment  of Permit                             0
             California                             between  T.  and  L.   Terribilini   and   Chevron
             6001 Bollinger Canyon Road             Geothermal  Company of California,  dated November
             San Ramon, CA 94583                    22, 1991.

             T. and L. Terribilini
             245 East Dealwood Road
             El Centro, CA  92243
------------------------------------------------------------------------------------------------------------------------------------
HFC**        Chevron Geothermal Company of          Consent  to  Amendment  and  Assignment  of Permit                             0
             California                             between W, and E. Ferguson and Chevron  Geothermal
             6001 Bollinger Canyon Road             Company of California, dated November 22, 1991.
             San Ramon, CA 94583

             W. and E. Ferguson (3)
             P.O. Box 58
             El Centro CA 92243
------------------------------------------------------------------------------------------------------------------------------------
HFC**        Chevron Geothermal Company of          Consent  to  Amendment  and  Assignment  of Permit                             0
             California                             between E. Conn and Chevron  Geothermal Company of
             6001 Bollinger Canyon Road             California, dated November 23 , 1991.
             San Ramon, CA 94583

             E. Conn
             C/O Mr. David Conn
             644 West Main Road
             El Centro, CA 92243
------------------------------------------------------------------------------------------------------------------------------------
HFC**        Chevron Geothermal Company of          Consent  to  Amendment  and  Assignment  of Permit                             0
             California                             between  P.  McNeese  and  F.  Orraj  and  Chevron
             6001 Bollinger Canyon Road             Geothermal  Company of California,  dated November
             San Ramon, CA 94583                    23, 1991.

             P. McNeese and F. Orraj
             670 East 32nd Street, Suite 1
             Yuma, AZ  85365
------------------------------------------------------------------------------------------------------------------------------------
HFC**        Chevron Geothermal Company of          Consent  to  Amendment  and  Assignment  of Permit                             0
             California                             between H. Johnson and Chevron  Geothermal Company
             6001 Bollinger Canyon Road             of California, dated November 25, 1991.
             San Ramon, CA 94583

             H. Johnson
------------------------------------------------------------------------------------------------------------------------------------
HFC**        Chevron Geothermal Company of          Consent  to  Assignment  of Lease  between El Toro                             0
             California                             Land and Cattle  Company  and  Chevron  Geothermal
             6001 Bollinger Canyon Road             Company of California, dated December 17, 1991.
             San Ramon, CA 94583

             El Toro Land & Cattle Co.
             P.O. Box G
             Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC**        Chevron Geothermal Company of          Two  Consents to  Assignment  of Lease  between T.                             0
             California                             LaBrucherie  and  Chevron  Geothermal  Company  of
             6001 Bollinger Canyon Road             California, each dated December 17, 1991.
             San Ramon, CA 94583

             T. LaBrucherie
             P.O. Box 1420
             El Centro, CA  92244
------------------------------------------------------------------------------------------------------------------------------------
HFC**        Chevron Geothermal Company of          Consent  to  Assignment  of  Lease  between  Murdy                             0
             California                             Family  Trust and  Chevron  Geothermal  Company of
             6001 Bollinger Canyon Road             California, dated December 19, 1991.
             San Ramon, CA 94583

             Murdy Family
             2241 Sacramento Street,  Apt. #3
             San Francisco, CA  94115
------------------------------------------------------------------------------------------------------------------------------------
HFC**        Chevron Geothermal Company of          Consent to Assignment  of Lease  between  Southern                             0
             California                             Pacific   Transportation   Company   and   Chevron
             6001 Bollinger Canyon Road             Geothermal  Company of California,  dated December
             San Ramon, CA 94583                    19, 1991.

             Southern Pacific Transportation
             Company
             P. O. Box 209711
             Houston, TX  77216-9711
------------------------------------------------------------------------------------------------------------------------------------
HFC**        Chevron Geothermal Company of          Consent to  Assignment of Lease between the Nowlin                             0
             California                             Partnership  and  Chevron  Geothermal  Company  of
             6001 Bollinger Canyon Road             California, dated December 21, 1991.
             San Ramon, CA 94583

             Nowlin Partnership
             C/O PIT VII, Inc.
             6017 E. McKellips #104-46
             Mesa, AZ 85215
------------------------------------------------------------------------------------------------------------------------------------
HFC**        Chevron Geothermal Company of          Consent  to   Assignment   of  Lease  between  the                             0
             California                             Scaroni Estate,  and Chevron Geothermal Company of
             6001 Bollinger Canyon Road             California, dated December 21, 1991.
             San Ramon, CA 94583

             Scaroni Estate
------------------------------------------------------------------------------------------------------------------------------------
HFC**        Chevron Geothermal Company of          Consent to  Assignment  of Lease  between  Scaroni                             0
             California                             Properties  and  Chevron   Geothermal  Company  of
             6001 Bollinger Canyon Road             California, dated December 21, 1991.
             San Ramon, CA 94583

             Scaroni Properties
             P.O. Box A
             Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC**        Chevron U.S.A. Inc.                    Heber  Geothermal  Unit Agreement  among Union Oil                             0
             6001 Bollinger Canyon Road             Company of California,  Chevron  U.S.A.  Inc., and
             San Ramon, CA 94583                    New Albion Resources Company,  dated June 16, 1978
                                                    (assigned  to  HFC  by  an   Assignment   of  Unit
             Union Oil Company of California        Agreement, dated December 27, 1999).
             135 Main Street
             Brawley, CA 92227

             New Albion Resources Company
------------------------------------------------------------------------------------------------------------------------------------
HFC**        Chevron Geothermal Company of          Unit  Operating   Agreement,   between  Union  Oil                             0
             California                             Company  of  California  and  Chevron   Geothermal
             6001 Bollinger Canyon Road             Company   of   California,   dated  July  1,  1984
             San Ramon, CA 94583                    (assigned  to  HFC  by  an   Assignment   of  Unit
                                                    Operating Agreement, dated December 26, 1991).
             Union Oil Company of California
             135 Main Street
             Brawley CA 92227
------------------------------------------------------------------------------------------------------------------------------------
HFC**        General Electric Capital Corporation   HFC Bill of Sale and Assignment among USTCC and                                0
             120 Long Ridge Road                    GECC in favor of HFC, dated December 28, 1999.
             Stamford, CT  06927

             US Trust Company of California
             114 West 47th Street
             New York, NY  10036
------------------------------------------------------------------------------------------------------------------------------------
AMOR**        Amor 14P Corporation                   Assignment, Assumption, Consent and Release                                   0
              4029 Ridge Top Road, Suite 200         Agreement dated December 29, 1994.
              Fairfax, VA  22030

              OESI Power Corporation
              4029 Ridge Top Road, Suite 200
              Fairfax, VA  22030

              Second Imperial Continental, Inc.
              343 Second Street, Suite N
              Los Altos, CA 94022

              Centennial Holding, Inc.
              343 Second Street, Suite N
              Los Altos, CA 94022

              Covanta SIGC Geothermal Operations,
              Inc.*
              4029 Ridge Top Road, Suite 200
              Fairfax, VA  22030

              Covanta SIGC Energy, Inc.**
              4029 Ridge Top Road, Suite 200
              Fairfax, VA  22030

              Covanta SIGC Energy II, Inc.**
              4029 Ridge Top Road, Suite 200
              Fairfax, VA  22030

              Covanta Energy Americas, Inc.*
              4029 Ridge Top Road, Suite 200
              Fairfax, VA  22030

              US Trust Company of California, N.A.
              114 West 47th Street
              New York, NY 10036
              Aircraft Services Corporation
              120 Long Ridge Road
              Stamford, CT  06927

              General Electric Capital Corporation
              120 Long Ridge Road
              Stamford, CT  06927
------------- -------------------------------------- -------------------------------------------------- ----------------------------
AMOR**        Covanta SIGC Energy II, Inc.**         Limited Partnership Agreement of Second Imperial                              0
              4029 Ridge Top Road, Suite 200         Geothermal Company, a California Limited
              Fairfax, VA  22030                     Partnership, dated November 24, 1992.
------------- -------------------------------------- -------------------------------------------------- ----------------------------
AMOR**        Marubeni America Corporation           Subordination and Intercreditor Agreement dated                               0
              650 California Street                  November 24, 1992.
              San Francisco, CA  94108

              Marubeni Corporation
              CPO BOX 595
              Tokyo 100-91 Japan

              DRAVO Constructors, Inc.
              One Oliver Plaza
              Pittsburgh, PA  15222

              General Electric Capital Corporation
              120 Long Ridge Road
              Stamford, CT  06927

              US Trust Company of California, N.A.
              114 West 47th Street
              New York, NY 10036

              Aircraft Services Corporation
              120 Long Ridge Road
              Stamford, CT  06927

              Second Imperial Continental, Inc.
              343 Second Street, Suite N
              Los Altos, CA 94022

              Second Imperial Geothermal Company**
              4029 Ridge Top Road, Suite 200
              Fairfax, VA  22030
------------- -------------------------------------- -------------------------------------------------- ----------------------------
AMOR**        Second Imperial Geothermal Company**   Participation Agreement, dated as of November                                 0
              4029 Ridge Top Road, Suite 200         24, 1992, as amended.
              Fairfax, VA  22030

              Covanta SIGC Energy II, Inc.**
              4029 Ridge Top Road, Suite 200
              Fairfax, VA  22030

              Covanta SIGC Geothermal Operations,
              Inc.*
              4029 Ridge Top Road, Suite 200
              Fairfax, VA  22030

              U.S. Trust Company of California,
              N.A.
              114 West 47th Street
              New York, NY  10036

              Aircraft Services Corporation
              120 Long Ridge Road
              Stamford, CT  06927

              General Electric Capital Corporation
              120 Long Ridge Road
              Stamford, CT  06927
------------- -------------------------------------- -------------------------------------------------- ----------------------------
AMOR**        DRAVO Corporation                      Assignment, Assumption and Amendment Agreement,                               0
              One Oliver Plaza, Pittsburgh, PA       dated November 15, 1992.
              15229

              DRAVO Constructions, Inc.
              One Oliver Plaza, Pittsburgh, PA
              15229

              Centennial Energy, Inc.
              650 California Street, 22nd Floor
              San Francisco, CA 94108

              Centennial Geothermal, Inc.
              343 Second Street, Suite N
              Los Altos, CA 94022

              ERC International, Inc.*
              4029 Ridge Top Road, Suite 200
              Fairfax, VA  22030

              ERC Energy, Inc.*
              4029 Ridge Top Road, Suite 200
              Fairfax, VA  22030

              Covanta Imperial Power Services,
              Inc.*
              4029 Ridge Top Road, Suite 200
              Fairfax, VA  22030

              Second Imperial Continental, Inc.
              343 Second Street, Suite N
              Los Altos, CA 94022

              Second Imperial Geothermal Company**
              4029 Ridge Top Road, Suite 200
              Fairfax, VA  22030
------------- -------------------------------------- -------------------------------------------------- ----------------------------
Covanta       Second Imperial Continental, Inc.      Agreement relating to SIGC (among Ogden SIGC                                  0
SIGC Energy   343 Second Street, Suite N             Energy II., Inc., as Buyer, and SICI, as Seller,
II**          Los Altos, CA 94022                    and Ogden Power Corporation, and Centennial
                                                     Holding, Inc.), dated December 29, 1994.
              Covanta Energy Americas, Inc.*
              4029 Ridge Top Road, Suite 200
              Fairfax, VA 22030

              Centennial Holding, Inc.
              343 Second Street, Suite N
              Los Altos, CA 94022

              Copy to:
              Carol J. Stoney, Jr.
              Jackson, Tufts, Cole & Black
              31st Floor, 650 California Street
              San Francisco, CA 94108
------------- -------------------------------------- -------------------------------------------------- ----------------------------
Covanta       Amor 14 Corporation**                  Stock Purchase Agreement, dated  December 30,                                 0
SIGC Energy   4029 Ridge Top Road, Suite 200         1994.
II**          Fairfax, VA 22030

              OESI Power Corporation
              4029 Ridge Top Road, Suite 200
              Fairfax, VA 22030
------------- -------------------------------------- -------------------------------------------------- ----------------------------



--------

*    This entity will assume and assign this agreement.
**   This entity will assume but not assign this agreement.

(1) Notified in their capacity as Royalty Lease holders or Surface Rental holders, as listed on Exhibit C.

(2) This figure reflects the combined cure amount for this agreement and the Royalty Lease held by San Diego Gas and Electric listed on Exhibit C.

(3)  No current address is available for this counterparty.

                                    Exhibit C

                             Heber Debtor Contracts
                       (Mineral Rights and Related Leases)

I. Counterparties Accepting Settlement Agreement

------------------------------------------------------------------------------------------------------------------------------------
Covanta Party     Counterparty Name And Address        Type of Contract                   Cure Amount         Lease        Tract
                                                                                                              Number(s)    Number(s)
------------------------------------------------------------------------------------------------------------------------------------
HFC               B & M Abatti, Trustees               Royalty Lease                          $3,581.01        227960             6
                  Abatti Family Trust                                                                          282510             7
                  P.O. Box 466                                                                                 701730            15
                  El Centro, CA  92244
------------------------------------------------------------------------------------------------------------------------------------
HFC               Juan Acosta                          Royalty Lease                             $23.35        282480           255
                  Lilia Acosta
                  P.O. Box 978
                  Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC               Reynaldo L. Alvarez                  Royalty Lease                             $23.83        263300           248
                  718 Giles Ave. C
                  Calexico, CA  92231
------------------------------------------------------------------------------------------------------------------------------------
HFC               Cynthia Holtz Arredondo              Royalty Lease                            $613.30        286790            62
                  644 Cabernet Street                                                                          286780            64
                  Los Banos, CA  93635                                                                         701680            76
------------------------------------------------------------------------------------------------------------------------------------
HFC               Refugio Avilez, Jr.                  Royalty Lease                             $19.45        282010            28
                  Gloria Avilez
                  P.O. Box 281
                  Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC               Bank Of America                      Royalty Lease/Surface Rental           $1,648.98        273230             8
                  L.F. Hulse Acct. # 08-5-07775-0                                                       Surface-273231
                  P.O. Box 840738
                  Dallas, TX 75284-0738
------------------------------------------------------------------------------------------------------------------------------------
HFC               Emery Cecil Bell                     Royalty Lease                             $15.56        281770           181
                  Monte Rae Bell
                  1135 So. 19th Street
                  El Centro, CA  92243
------------------------------------------------------------------------------------------------------------------------------------
HFC               Bernadettte A. Bellah                Royalty Lease                            $613.30        286790            62
                  13121 Buckingham Circle                                                                      286780            64
                  Westminister, CA  92683                                                                      701680            76
------------------------------------------------------------------------------------------------------------------------------------
HFC               Julia E. Boxley                      Royalty Lease                            $613.30        286790            62
                  12132 Country Lane                                                                           286780            64
                  Santa Ana, CA  92705                                                                         701680            76
------------------------------------------------------------------------------------------------------------------------------------
HFC               Fitzhugh L. Brewer                   Royalty Lease                          $5,543.86        701760            66
                  2511 Heritage Way
                  Medford, OR 97504
------------------------------------------------------------------------------------------------------------------------------------
HFC               Jean C. Browning, Trustee            Royalty Lease                          $2,840.01        602051            13
                  D.A. Gisler Trust
                  2415 Country Club Drive
                  Glendora, CA  91741
------------------------------------------------------------------------------------------------------------------------------------
HFC               Jean C. Browning                     Royalty Lease                          $2,840.01        602051            13
                  2415 Country Club Drive
                  Glendora, CA  91741
------------------------------------------------------------------------------------------------------------------------------------
HFC               Aurelio Castillo                     Royalty Lease                             $50.54        709970           282
                  901 Encinas
                  Gebiveva R. Castillo
                  Calexico, CA  92231
------------------------------------------------------------------------------------------------------------------------------------
HFC               Catherine Croisette                  Royalty Lease                            $613.30        286790            62
                  31061 Paseo Valencia                                                                         286780            64
                  San Juan Capistrano, CA  92675                                                               701680            76
------------------------------------------------------------------------------------------------------------------------------------
HFC               Sara Jackson Crosby                  Royalty Lease                          $5,102.48
                  In Care Of John D. Jackson
                  11558 Rolling Hills Drive
                  El Cajon, CA  92020
------------------------------------------------------------------------------------------------------------------------------------
HFC               Janet Patricia Davila                Royalty Lease                            $613.30        286790            62
                  5938 Oakhill Drive                                                                           286780            64
                  Santa Maria, CA  93455                                                                       701680            76
------------------------------------------------------------------------------------------------------------------------------------
HFC               Marian Lee Dobbelare                 Royalty Lease                          $3,190.20        211480            70
                  233 Remington Loop
                  Danville, CA  94526
------------------------------------------------------------------------------------------------------------------------------------
HFC               El Toro Land & Cattle Co.            Royalty Lease/Surface Rental           $6,695.03        701700            36
                  P.O. Box G                                                                                   286130            59
                  Heber, CA  92249                                                                             275960           247
                                                                                                        Surface-275961
------------------------------------------------------------------------------------------------------------------------------------
HFC               Suzanne Enis                         Royalty Lease/Surface Rental           $6,408.14        701870             4
                  23642 Tampico Bay                                                                            701720            16
                  Dana Point, CA  92629                                                                        701880            52
                                                                                                               701690            58
                                                                                                        Surface-226641
                                                                                                        Surface-701691
------------------------------------------------------------------------------------------------------------------------------------
HFC               Maria H. Felix                       Royalty Lease                             $11.66        282300           148
                  P. O. Box 878
                  Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC               Jose A. Garcia                       Royalty Lease                             $23.35        282310           157
                  Hermelinda Garcia
                  1073 Heber Ave.
                  Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC               Luis F. Garcia                       Royalty Lease                             $23.35        282880           146
                  Diahna R. Garcia
                  P.O. Box 43
                  Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC               Diahna Ruiz Garcia                   Royalty Lease                             $70.00        282240           151
                  P. O. Box 43                                                                                 282830           167
                  Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC               Marie L. Gisler Land Trust           Royalty Lease                          $1,151.17        270120             9
                  In Care Of James J. Fuchs, Cpa
                  1520 Nutmeg Place, Suite 105
                  Costa Mesa, CA  92626
------------------------------------------------------------------------------------------------------------------------------------
HFC               Harry R. Gisler                      Royalty Lease                          $1,151.17        270120             9
                  In Care Of James J. Fuchs, Cpa
                  1520 Nutmeg Place, Suite 105
                  Costa Mesa, CA  92626
------------------------------------------------------------------------------------------------------------------------------------
HFC               Harold Leroy Goff                    Royalty Lease                             $35.01        282520            44
                  Bulah Mae Goff
                  P.O. Box 155
                  Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC               Rafael C. Gonzales                   Royalty Lease                            $153.62        263420            35
                  1057 Pitzer Road
                  Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC               M.S.Rice Charitable Remainder Trust  Royalty Lease                            $140.01        262760            98
                  Dean W. Reynolds, Inc.
                  1225 Prospect Street
                  La Jolla, CA  92037
------------------------------------------------------------------------------------------------------------------------------------
HFC               Donna B. Hawk                        Royalty Lease                          $5,543.86        701760            66
                  Russell J. Hawk
                  391 Golf View Drive
                  Medford, OR  97504
------------------------------------------------------------------------------------------------------------------------------------
HFC               Heber Public Utility District        Royalty Lease                            $847.98        701730            15
                  P.O. Box H                                                                                   630670           203
                  Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC               Mark Walter Hebert                   Royalty Lease                            $613.30        286790            62
                  780 Hamilton Street Apt. #22                                                                 286780            64
                  Costa Mesa, CA  92627                                                                        701680            76
------------------------------------------------------------------------------------------------------------------------------------
HFC               Paul Martin Hebert                   Royalty Lease                            $613.30        286790            62
                  241 Walnut Street                                                                            286780            64
                  Costa Mesa, CA  92627                                                                        701680            76
------------------------------------------------------------------------------------------------------------------------------------
HFC               J. C. Hill Trustee                   Royalty Lease                          $2,840.01        602051            13
                  D. A. Gisler Trust
                  2317 N. Heliotrope Drive
                  Santa Ana, CA  92706
------------------------------------------------------------------------------------------------------------------------------------
HFC               Joan C. Hill                         Royalty Lease                          $2,840.01        602051            13
                  2317 N. Heliotrope Drive
                  Santa Ana, CA  92706
------------------------------------------------------------------------------------------------------------------------------------
HFC               Andrew L. Holtz, Jr.                 Royalty Lease                            $613.30        286790            62
                  P.O. Box 725                                                                                 286780            64
                  San Juan Capistrano, CA  92693                                                               701680            76
------------------------------------------------------------------------------------------------------------------------------------
HFC               Brian Edward Holtz                   Royalty Lease                            $613.30        286790            62
                  588 Camino De La Aldea                                                                       286780            64
                  Santa Barbara, CA  93111                                                                     701680            76
------------------------------------------------------------------------------------------------------------------------------------
HFC               Charles Alban Holtz                  Royalty Lease                            $613.30        286790            62
                  661 Foothill Drive                                                                           286780            64
                  Ontario, OR 97914-8333                                                                        701680            76
------------------------------------------------------------------------------------------------------------------------------------
HFC               Dennis Lee Holtz                     Royalty Lease                            $613.30        286790            62
                  757 N. Rancho Santiago                                                                       286780            64
                  Orange, CA  92869                                                                            701680            76
------------------------------------------------------------------------------------------------------------------------------------
HFC               Edward Joseph Holtz                  Royalty Lease                            $613.30        286790            62
                  9370 Circle R Drive                                                                          286780            64
                  Escondido, CA  92026                                                                         701680            76
------------------------------------------------------------------------------------------------------------------------------------
HFC               Joseph Anthony Holtz                 Royalty Lease                            $613.30        286790            62
                  1102 Via Conejo                                                                              286780            64
                  Escondido, CA  92029                                                                         701680            76
------------------------------------------------------------------------------------------------------------------------------------
HFC               Stephen Holtz                        Royalty Lease                          $3,416.16        286790            62
                  104 E. Jasper Road                                                                           286780            64
                  Heber, CA 92249                                                                               701680            76
------------------------------------------------------------------------------------------------------------------------------------
HFC               Walter Holtz                         Royalty Lease/Surface Rental          $28,395.67        286790            62
                  Toni F. Holtz                                                                                286780            64
                  102 Ralph Road                                                                               701680            76
                  Imperial, CA  92251                                                                   292050&701920           244
                                                                                                        Surface-292051
                                                                                                        Surface-292052
                                                                                                        Surface-292053
                                                                                                        Surface-292054
                                                                                                        Surface-286791
------------------------------------------------------------------------------------------------------------------------------------
HFC               C. E.,S.R. & L.W. Horton 1970 Trust  Royalty Lease                          $8,478.15        226460            71
                  C.E. & D.W. Horton Co., Trustees
                  5515-3f Paseo Del Lago West
                  Laguna Hills, CA  92653
------------------------------------------------------------------------------------------------------------------------------------
HFC               Thomas M. Hubbard                    Royalty Lease                          $1,709.27        276220           252
                  P. O. Box 3917
                  Salinas, CA  93912
------------------------------------------------------------------------------------------------------------------------------------
HFC               Hubbard Prop Ltd. Partnership        Royalty Lease                          $1,709.27        276220           252
                  P. O. Box 2962
                  Sun Valley, ID 83353
------------------------------------------------------------------------------------------------------------------------------------
HFC               John D. Jackson, Jr.                 Royalty Lease                          $7,813.18        227860             3
                  11558 Rolling Hills Drive                                                                    226500            10
                  El Cajon, CA  92020                                                                          226520            11
                                                                                                               226680            53
                                                                                                               227770           251

------------------------------------------------------------------------------------------------------------------------------------
HFC               M. A. & C. B. Jackson Trust          Royalty Lease/Surface Rental          $18,200.88        276210             1
                  Chrisman B. Jackson Trustee                                                                  263100             2
                  P.O. Box 2736                                                                                227860             3
                  El Centro, CA  92243                                                                         226500            10
                                                                                                               226520            11
                                                                                                               226680            53
                                                                                                        264670&270830            54
                                                                                                               226640            55
                                                                                                        Surface-226501
                                                                                                        Surface-226521
                                                                                                        Surface-226681
                                                                                                        Surface-226682
                                                                                                        Surface-702060
                                                                                                        Surface-702061
------------------------------------------------------------------------------------------------------------------------------------
HFC               Edward Johnson                       Royalty Lease/Surface Rental           $1,316.63        701720            16
                  P. O. Box G                                                                                  701690            58
                  Heber, CA  92249                                                                      Surface-701691
------------------------------------------------------------------------------------------------------------------------------------
HFC               Mary Johnson Testamentary Trust      Royalty Lease/Surface Rental           $1,316.63        701720            16
                  P. O. Box G                                                                                  701690            58
                  Heber, CA  92249                                                                      Surface-701691
------------------------------------------------------------------------------------------------------------------------------------
HFC               Janet W. Kelly                       Royalty Lease                             $89.50        275960           247
                  9469 Plantation Way Lane
                  Germantown, TN  38139-5605
------------------------------------------------------------------------------------------------------------------------------------
HFC               Kennedy's Market, Inc.               Royalty Lease                             $38.88        709950           279
                  P. O. Box 429
                  Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC               Elizabeth G. Kircher,                Royalty Lease                          $2,031.45        262780           107
                  3024 E. Villa Rita
                  Phoenix, AZ 85032
------------------------------------------------------------------------------------------------------------------------------------
HFC               Christine Marie Knirk                Royalty Lease                            $613.30        286790            62
                  200 Inssbrook  Lane                                                                          286780            64
                  Burnsville, MN 55306                                                                         701680            76
------------------------------------------------------------------------------------------------------------------------------------
HFC               James K. Kurupas                     Royalty Lease                          $1,055.88        226580            14
                  Olivia Z. Kurupas
                  3310 Ranch Miguel Road
                  Jamul, CA  92035
------------------------------------------------------------------------------------------------------------------------------------
HFC               Tom G. Kurupas                       Royalty Lease/Surface Rental           $1,055.88        226580            14
                  Eleanor B. Kurupas                                                                    Surface-226581
                  1004 Clark Road                                                                       Surface-226582
                  El Centro, CA  92243
------------------------------------------------------------------------------------------------------------------------------------
HFC               MAT, LLC                             Royalty Lease/Surface Rental          $16,663.61        701870             4
                  P.O. Box 1420                                                                                701720            16
                  El Centro, CA  92244                                                                         701880            52
                                                                                                               701690            58
                                                                                                               276220           252
                                                                                                        Surface-276221
                                                                                                        Surface-701691
                                                                                                        Surface-703000
------------------------------------------------------------------------------------------------------------------------------------
HFC               Marie H. Labrucherie                 Royalty Lease                          $3,177.36        227920             5
                  For Labrucherie Family Trust
                  P.O. Box 1150
                  Pine Valley, CA  91962
------------------------------------------------------------------------------------------------------------------------------------
HFC               Beyschlag Real Property Trust        Royalty Lease                         $22,579.93        211460            57
                  Carol Beyschlag Love, Trustee                                                                211420            69
                  P.O. Box 675528
                  Rancho Santa Fe, CA  92067-5528
------------------------------------------------------------------------------------------------------------------------------------
HFC               C. B. & R. R. Love                   Royalty Lease/Surface Rental          $19,103.08        211400            78
                  RR Love Trustees  Trust 8-21-79                                                              211440            79
                  P.O. Box 675528                                                                       Surface-211442
                  Rancho Santa Fe, CA  92067-5528
------------------------------------------------------------------------------------------------------------------------------------
HFC               Marie Murdy Maltz                    Royalty Lease                          $1,117.33        701660            67
                  3753 Glacier Park Way
                  Elk Grove, CA  95758
------------------------------------------------------------------------------------------------------------------------------------
HFC               Francisco L. Marquez                 Royalty Lease                             $27.23        281280           212
                  Alicia G. Marquez
                  P.O. Box 374
                  Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC               Estate Of Jean B. Davis              Royalty Lease                          $3,190.59        211480            70
                  2231 Bent Tree Lane
                  Mendota Hts., MN  55120
------------------------------------------------------------------------------------------------------------------------------------
HFC               Catherine Ann Murdy, Trustee         Royalty Lease                          $1,117.72        701660            67
                  C.A. Murdy Living Trst-111798
                  6362 Colgate Avenue
                  Los Angeles, CA  90048
------------------------------------------------------------------------------------------------------------------------------------
HFC               Susan Murdy                          Royalty Lease                          $1,117.33        701660            67
                  2241 Sacramento Street,  Apt. #3
                  San Francisco, CA  94115
------------------------------------------------------------------------------------------------------------------------------------
HFC               New Jerusalem Ministry               Royalty Lease                             $60.24        263340            99
                  P.O. Box 911                                                                                 740010           281
                  Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC               Barbara Diana Oldham                 Royalty Lease                            $613.30        286790            62
                  2389 330th Street                                                                            286780            64
                  Eddyville, IA52553-9714                                                                      701680            76
------------------------------------------------------------------------------------------------------------------------------------
HFC               Margie E. Parks                      Royalty Lease                            $229.45        263050           249
                  745 Cerro Bonito Drive
                  San Marcos, CA  92069
------------------------------------------------------------------------------------------------------------------------------------
HFC               Daniel Ramirez                       Royalty Lease                             $23.35        281160            39
                  Elva Ramirez
                  P.O. Box B
                  Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC               Billy D. Ramsay                      Royalty Lease                             $46.69        282130           173
                  Georgia M. Ramsay
                  70 Crutchfield Lane
                  Paris, TN  38242-8576
------------------------------------------------------------------------------------------------------------------------------------
HFC               Josephine Reed                       Royalty Lease                             $11.66        282490           144
                  P. O. Box 492
                  Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC               Barbara M. Rood                      Royalty Lease                            $326.66        701850            86
                  1112 East Jasper Road
                  Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC               Carol A. Saikhon                     Royalty Lease                          $2,771.95        701760            66
                  1203 Delesto Drive
                  Beverly Hills, CA  90210
------------------------------------------------------------------------------------------------------------------------------------
HFC               Diane Saikhon                        Royalty Lease                          $2,771.95        701760            66
                  8456 Westway Drive
                  La Jolla, CA  92037
------------------------------------------------------------------------------------------------------------------------------------
HFC               Jeffrey Saikhon                      Royalty Lease                          $2,771.95        701760            66
                  9031 Ashcroft Avenue
                  Los Angeles, CA  90048
------------------------------------------------------------------------------------------------------------------------------------
HFC               Saikhon Family Trust                 Surface Rental                                 0        701761
                  8526 El Paseo Grande
                  La Jolla, CA 92037
------------------------------------------------------------------------------------------------------------------------------------
HFC               Nancy M. Saikhon                     Royalty Lease                          $2,771.95        701760            66
                  8564 El Paseo Grande
                  La Jolla, CA  92037
------------------------------------------------------------------------------------------------------------------------------------
HFC               Francisco M. Salazar                 Royalty Lease                             $46.69        263230            37
                  Emilia G. Salazar
                  1079 Pitzer Road
                  Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC               Juan Sandoval                        Royalty Lease                              $7.77        709790           298
                  P. O. Box 217
                  Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC               Scaroni Properties, Inc.             Royalty Lease/Surface Rental          $10,029.92 263030&263120            65
                  P.O. Box A                                                                            Surface-263031
                  Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC               Edward C. Schumm                     Royalty Lease                             $14.02        282210           102
                  P.O. Box 197
                  Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC               Signal Produce Co.                   Royalty Lease                            $101.13        701770           258
                  P. O. Box 498
                  El Centro, CA  92244
------------------------------------------------------------------------------------------------------------------------------------
HFC               William G. Simmons, Jr.              Royalty Lease                          $4,122.43        263560            84
                  Nikki Smith Simmons
                  681 Windmill Ranch Road
                  Olivenhain, CA  92024
------------------------------------------------------------------------------------------------------------------------------------
HFC               Larry & Marcella Smith               Surface Rental                                 0        264671
                  29882 Platanus Dr.
                  Escondido, CA 92026
------------------------------------------------------------------------------------------------------------------------------------
HFC               Rowan Sokolowski                     Royalty Lease/Surface Rental           $4,116.58        226420            61
                  2076 Emerald Street                                                                   Surface-226421
                  San Diego, CA  92109
------------------------------------------------------------------------------------------------------------------------------------
HFC               Helen S. Fugate Trust                Royalty Lease (1)                      $4,116.58        226420            61
                  Rowan Sokolowski, Trustee
                  2076 Emerald Street
                  San Diego, CA  92109
------------------------------------------------------------------------------------------------------------------------------------
HFC               Claudine L. Steakley                 Royalty Lease/Surface Rental           $4,663.00        701800            72
                  795 Mulberry Lane                                                                            701780            74
                  El Centro, CA  92243                                                                  Surface-291590
------------------------------------------------------------------------------------------------------------------------------------
HFC               Infinity X. I. Thomson               Royalty Lease/Surface Rental           $1,650.92 292040&701910           243
                  Victor J. Thomson Custodian                                                                    Adv.
                  P.O. Box 7                                                                            Recoup-292041
                  Denton, MT  59430
------------------------------------------------------------------------------------------------------------------------------------
HFC               Quasar Z. Q. Thomson                 Royalty Lease/Surface Rental           $1,650.92 292040&701910           243
                  Victor J. Thomson Custodian                                                                    Adv.
                  P.O. Box 7                                                                            Recoup-292041
                  Denton, MT  59430
------------------------------------------------------------------------------------------------------------------------------------
HFC               Victor J. Thomson                    Royalty Lease/Surface Rental          $33,178.77        701830            63
                  Victor J. Thomson Company                                                             292040&701910           243
                  P.O. Box 7                                                                                   701820            77
                  Denton, MT  59430                                                                            701880            52
                                                                                                                 Adv.
                                                                                                        Recoup-292041

------------------------------------------------------------------------------------------------------------------------------------
HFC               W. J. & H.O. Thomson 1978 Trust      Royalty Lease                         $23,536.66        701820            77
                  W.J. Thomson Trustee
                  P.O. Box 729
                  Santa Ynez, CA  93460
------------------------------------------------------------------------------------------------------------------------------------
HFC               Dorothy Torrence                     Royalty Lease                          $1,121.07        263250            51
                  P.O. Box 254
                  Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC               Tania Rae Torrence                   Royalty Lease                            $270.62        263250            51
                  P.O. Box 254
                  Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC               Terry Jay Torrence                   Royalty Lease                            $270.62        263250            51
                  P.O. Box 254
                  Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC               Sherilee Torrence Von Werlhof        Royalty Lease                            $270.62        263250            51
                  P.O. Box 254
                  Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC               Gene Wertheimer                      Royalty Lease                             $89.49        275960           247
                  17801 Hunt Lake Trail
                  Fairbault, MN  55021
------------------------------------------------------------------------------------------------------------------------------------
HFC               Pauline Williams                     Royalty Lease                             $89.44        701840            87
                  P.O. Box 752
                  Calexico, CA  92231
------------------------------------------------------------------------------------------------------------------------------------
HFC               Daniel Zavala                        Royalty Lease                            $153.62        263420            35
                  Hermelinda Cuella De Zavala
                  1057 Pitzer Road
                  Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC               Yahaida Linet Zaragoza               Royalty Lease                             $19.45        282260           156
                  P. O. Box 571
                  Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------

II. Counterparties not Accepting Settlement Agreement
------------------------------------------------------------------------------------------------------------------------------------
Covanta Party     Counterparty Name And Address        Type of Contract                   Cure Amount         Lease        Tract
                                                                                                              Number(s)    Number(s)
------------------------------------------------------------------------------------------------------------------------------------
HFC              Tony Abatti                         Royalty Lease                          $344.33        701730                15
                 Ninfa Abatti                                                                              282690               176
                 745 W. Ross
                 El Centro, CA  92243
------------------------------------------------------------------------------------------------------------------------------------
HFC              Jeanne Marie Abrams                 Royalty Lease                          $613.30        286790                62
                 13511 North Shady Slope Road                                                              286780                64
                 Spokane, WA  99208                                                                        701680                76
------------------------------------------------------------------------------------------------------------------------------------
HFC              Salvador M. Acevedo                 Royalty Lease                           $11.66        281230               170
                 Eloisa M. Acevedo
                 2498 Vine Street
                 El Centro, CA  92243
------------------------------------------------------------------------------------------------------------------------------------
HFC              Jose Alderete                       Royalty Lease                            $7.77        281850               186
                 Consuelo M. Alderete
                 P.O. Box 168
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Jose Alderete, Jr.                  Royalty Lease                            $7.77        281430               190
                 P. O. Box 168
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Lorena Alvarado                     Royalty Lease                           $15.56        282890               207
                 P. O. Box 172
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Maria O. Amarillas                  Royalty Lease                           $15.56        281560               199
                 P. O. Box 185
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Anderson Properties, Llc            Royalty Lease                        $3,329.06 265650&228910                75
                 5715 Baltimore Drive #4
                 La Mesa, CA  91942
------------------------------------------------------------------------------------------------------------------------------------
HFC              Luis Antonio Andrade                Royalty Lease                           $35.01        281130                48
                 P.O. Box 182
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Genaro P. Arreguin                  Royalty Lease                           $11.66        282300               147
                 2389 Lichens Road
                 Montague, CA  96064
------------------------------------------------------------------------------------------------------------------------------------
HFC              Manuel L. Avila                     Royalty Lease                           $15.56        282380               206
                 Oralia Avila
                 P. O. Box 207
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Susana Pena Avila                   Royalty Lease                                0
                 Fulgencio Avila
                 P. O. Box 694
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Rolando Beltran                     Royalty Lease                           $19.45        281040               226
                 Rosa Beltran
                 P.O. Box 284
                 Heber, CA  92249
                 (760) 352-6325
------------------------------------------------------------------------------------------------------------------------------------
HFC              Mary Ann Blazek                     Royalty Lease                          $613.30        286790                62
                 In Care Of Michael Blazek                                                                 286780                64
                 3351 Nevada Avenue                                                                        701680                76
                 Costa Mesa, CA  92626
------------------------------------------------------------------------------------------------------------------------------------
HFC              Ramon Bonesi                        Royalty Lease                            $7.77        709730               290
                 P. O. Box 407
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Alejos Borjon                       Royalty Lease                          $151.67        281010                38
                 Carmen Borjon                                                                             281200                40
                 55 E. 10th Street                                                                         262900               100
                 Heber, CA  92249                                                                          282230               174
------------------------------------------------------------------------------------------------------------------------------------
HFC              Esperanza Borjon                    Royalty Lease                           $31.13        281950                24
                 1041 Pitzer Road
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Juan Domingo Borjon                 Royalty Lease                           $31.13        281970               154
                 Maria Lourdes & Aurora Borjon
                 55e. 10th Street
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Dennis D. Bradshaw                  Royalty Lease                          $131.00        262780               107
                 Carroll S. Bradshaw
                 1704 Sandalwood
                 El Centro, CA  92243
------------------------------------------------------------------------------------------------------------------------------------
HFC              Ernesto Brambila                    Royalty Lease                           $23.35        282180                20
                 P.O. Box 5051
                 Calexico, CA  92231
------------------------------------------------------------------------------------------------------------------------------------
HFC              Jose Briseno                        Royalty Lease                           $15.56        281190               215
                 P. O. Box 305
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Lourdes Burgos                      Royalty Lease                           $14.44        280430               101
                 1212 E. Calle De Oro
                 Calexico, CA  92231
------------------------------------------------------------------------------------------------------------------------------------
HFC              Jose Camargo                        Royalty Lease                           $17.08        263300               248
                 Olga M. De Camargo
                 179 Main Street
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Felipe M. Cardenas                  Royalty Lease                                0
                 Martha Ofelia C. Cardenas
                 1001 North Main St.  Space #161
                 Las Vegas, NV  89101
------------------------------------------------------------------------------------------------------------------------------------
HFC              Jose R. Cardenas                    Royalty Lease                           $15.56        280990               240
                 Teodora R. Cardenas
                 P.O. Box 308
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Curtis Corda Conservator            Surface Rental                               0        291540
                 Corda Family Trust
                 1941 Pepper Drive
                 El Centro, CA 92243
------------------------------------------------------------------------------------------------------------------------------------
HFC              Antonio Ceballos                    Royalty Lease                           $15.56        281300                45
                 Lilia Ceballos
                 P.O. Box 95
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Elvira Celaya                       Royalty Lease                           $38.88        709890               311
                 P. O. Box 128
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Ramon Cervantes                     Royalty Lease                           $27.23        280900               230
                 Artemisa Cervantes
                 P.O. Box 348
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Amparo Chavez                       Royalty Lease                            $5.84        281210                42
                 P. O. Box 161
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Juan V. Chavez                      Royalty Lease                           $51.51        263300               248
                 P. O. Box 642
                 Calipatria, CA  92233
------------------------------------------------------------------------------------------------------------------------------------
HFC              Alice Adrienne Ferrell Compton      Royalty Lease/Surface Rental and     $7,209.05        291340                73
                 P.O. Box 1351                       Mineral Royalty Recoupment                            291380                85
                 La Mesa, CA  91944                                                                        291350
------------------------------------------------------------------------------------------------------------------------------------
HFC              Josefina M. Conner                  Royalty Lease                           $93.33        263070                34
                 P.O. Box 171
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Enriqueta Contreras                 Royalty Lease                            $7.77        281440               132
                 Terry C. Bauer
                 P.O. Box 87
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Abraham Cortes (2)                   Royalty Lease                           $23.35        281120                46
                 Yolanda Cortes
                 P.O. Box 716
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Melchor Cota                        Royalty Lease                           $23.71        282450               106
                 Rosalinda Cota
                 P.O. Box 620
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Albert Alfred Cowan                 Royalty Lease                                0
                 Mary Agipina Cowan
                 P.O. Box 42
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Frank G. Cruz                       Royalty Lease                           $15.56        281400               137
                 Anita A. Cruz
                 867 Stacey
                 El Centro, CA  92243
------------------------------------------------------------------------------------------------------------------------------------
HFC              Eleanor Davis                       Royalty Lease                          $456.95        262820                81
                 P.O. Box 3958
                 Sparks, NY89432
------------------------------------------------------------------------------------------------------------------------------------
HFC              Ernestina D. De Anda                Royalty Lease                           $15.56        281330               192
                 J.A., and C.E. De Anda
                 P.O. Box 131
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Francisco Javier Delgadillo         Royalty Lease                           $15.56        281580               198
                 Raul Miguel Delgadillo
                 P.O. Box 186
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Desert Real Estate Investors        Royalty Lease                        $3,348.50        264780                80
                 In Care Of Patrick Hashem
                 123 E. First Street
                 Calexico, CA  92231
------------------------------------------------------------------------------------------------------------------------------------
HFC              Genaro Zamora Diaz                  Royalty Lease                           $15.56        263300               248
                 Carmen Diaz
                 8444 2nd Street
                 Paramount, CA  90723
------------------------------------------------------------------------------------------------------------------------------------
HFC              Jose Diaz                           Royalty Lease                           $15.56        281410               111
                 Maria Diaz
                 P.O. Box 979
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Jose N. Diaz                        Royalty Lease                           $12.44        281640               177
                 P.O. Box 357
                 Lamberta S. Diaz
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Manuel Diaz                         Royalty Lease                           $34.61        263300               248
                 Ofelia Diaz
                 187 Gill Road
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Isabel R. Dominguez                 Royalty Lease                           $11.66        281290               210
                 P. O. Box 114
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Lydia I. Dyer                       Royalty Lease                           $27.23        282900               241
                 P.O. Box 114
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Guillermo F. Escareno               Royalty Lease                            19.45        281670               191
                 Rachel Escareno
                 P.O. Box 450
                 Heber, CA92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Gregoria Lopez Estrada              Royalty Lease                            $3.89        282870               122
                 735 Orange Avenue
                 Holtville, CA  92250
------------------------------------------------------------------------------------------------------------------------------------
HFC              Leopoldo Estrada                    Royalty Lease                           $31.13        281080               229
                 Teresa Estrada
                 P.O. Box 239
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Pauline Evangelist                  Royalty Lease/Surface Rental,        $2,047.99        291340                73
                 1571 Aurora Drive                   Minimum Royalty Recoupment and                 291380&291350                85
                 El Centro, CA  92243                Advance Royalty Recoupment
------------------------------------------------------------------------------------------------------------------------------------
HFC              Julieta Ann Evans                   Royalty Lease                           $89.50        275960               247
                 P. O. Box 14375
                 Torrance, CA  90503-8375
------------------------------------------------------------------------------------------------------------------------------------
HFC              Clarence Fairchild                  Royalty Lease                           $38.88        262720                89
                 Marjorie D. Fairchild
                 2071 Buckman Spr. Road
                 Campo, CA  92006
------------------------------------------------------------------------------------------------------------------------------------
HFC              Joaquin G. Fernandez                Royalty Lease                           $22.77        263300               248
                 175 E. Main Street
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Rosa Fernandez                      Royalty Lease                           $11.66        282050                22
                 P.O. Box 64
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              James Gordon Ferrell                Royalty Lease/Surface Rental,        $7,209.05        291340                73
                 1169 Rainbow Avenue                 Minimum Royalty Recoupment and                 291380&291350                85
                 Calexico, CA  92231                 Advance Royalty Recoupment
------------------------------------------------------------------------------------------------------------------------------------
HFC              Luman Grover Ferrell, Trust         Royalty Lease/Surface Rental         $5,160.42        291340                73
                 2251 Sandalwood Drive               Minimum Royalty Recoupment and                 291380&291350                85
                 El Centro, CA  92243                Advance Royalty Recoupment
------------------------------------------------------------------------------------------------------------------------------------
HFC              Gary Flores                         Royalty Lease                           $27.23        281810               183
                 Isabel Flores
                 P.O. Box 210
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Mildred Flores                      Royalty Lease                           $15.56        281800               184
                 P. O. Box 174
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Richard H. Flowers                  Royalty Lease                           $22.77        263300               248
                 195 East Main Street
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Avery D. Franklin                   Royalty Lease                           $27.23        709760               294
                 Suetta Franklin
                 2031 Elm Avenue
                 El Centro, CA  92243
------------------------------------------------------------------------------------------------------------------------------------
HFC              Eugene Francis Frazier, Sr.         Royalty Lease                           $11.66        282140               143
                 Virginia Frazier
                 P.O. Box 98
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Juan R. Galindo                     Royalty Lease                           $15.56        281050               224
                 Guadalupe Galindo
                 P.O. Box 89
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              David Gonzalez Garcia               Royalty Lease                           $58.34        281960                30
                 Theresa Garcia
                 P.O. Box 47
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Estela Ponce Garcia                 Royalty Lease                           $11.66        282020               202
                 P. O. Box 490
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Herminio Garcia                     Royalty Lease                           $11.66        286470               185
                 Esperanza M. Garcia
                 P.O. Box 57
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Juan Gonzalez Garcia                Royalty Lease                            $7.78        282910               112
                 Acela C. De Gonzalez                                                                      282950               113
                 P.O. Box 334
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Rosa Garcia                         Royalty Lease                            $3.89        282920                94
                 P.O. Box 537
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Albert C. Gastelum                  Royalty Lease                           $15.56        709740               291
                 Dolores Gastelum
                 P.O. Box 338
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              P. & M. Shaefer & D. & R. Gibson    Surface Rental                               0        211441
                 P.O. Box 1539
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              J. G. Gilbert                       Royalty Lease                           $19.45        281540               201
                 2305 St. Francis Street
                 Sulphur, LA  70663
------------------------------------------------------------------------------------------------------------------------------------
HFC              Kenneth E. Glesne                   Royalty Lease                           $23.35        282080               180
                 Ellaine P. Glesne-Trustees
                 18616 North 99th Ave., Apt. 1012
                 Sun City, AZ  85373-1443
------------------------------------------------------------------------------------------------------------------------------------
HFC              Diana Luisa Godinez                 Royalty Lease                           $42.66        263300               248
                 2141 Parnell Way
                 Altadena, CA  91001
------------------------------------------------------------------------------------------------------------------------------------
HFC              Ignacio C. Gomez                    Royalty Lease                           $15.56        281060               232
                 Valeria Gomez
                 P.O. Box 385
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Raul P. Gomez                       Royalty Lease                           $27.23        282170               205
                 Isabel P. Gomez
                 1925 Hamilton Avenue
                 El Centro, CA  92243
------------------------------------------------------------------------------------------------------------------------------------
HFC              Ascencion Gonzalez                  Royalty Lease                           $26.45        281640               177
                 P. O. Box 288
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Raul Gonzalez                       Royalty Lease                           $23.35        281950                24
                 Leticia Moreno Gonzales
                 688 Sandoval Lane
                 El Centro, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Louise Marie Green                  Royalty Lease                          $613.30        286790                62
                 534 West Laveta                                                                           286780                64
                 Orange, CA  92868                                                                         701680                76
------------------------------------------------------------------------------------------------------------------------------------
HFC              Asencion Gutierrez                  Royalty Lease                            $3.89        281710               136
                 Alejandrina De Gutierrez
                 P.O. Box 138
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Donald Joseph Hebert                Royalty Lease                          $613.30        286790                62
                 241 Walnut Street                                                                         286780                64
                 Costa Mesa, CA  92627                                                                     701680                76
------------------------------------------------------------------------------------------------------------------------------------
HFC              Heber School District               Royalty Lease                        $1,497.30        708220               303
                 1052 Heber Avenue
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Maria A. Hernandez                  Royalty Lease                            $5.84        281210                42
                 P.O. Box 129
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Refugio Cruz Hernandez              Royalty Lease                           $31.87        263300               248
                 1856 W. Adams, Space #1
                 El Centro, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Jose Merced Herrera                 Royalty Lease                           $23.35        282560                49
                 Juanita G. Herrera
                 3924 Vista Grande Drive
                 San Diego, CA  92115-6734
------------------------------------------------------------------------------------------------------------------------------------
HFC              Oscar S. Hester, Jr.                Royalty Lease                           $15.56        281700               127
                 S.J. Hester
                 1597 West Evan Hewes Hwy.
                 El Centro, CA  92243
------------------------------------------------------------------------------------------------------------------------------------
HFC              Estate Of Nelma L. Hester           Royalty Lease                                0
                 Ronald J. Hester, Executor
                 520 Pepper Drive
                 El Cajon, CA  92021-1024
------------------------------------------------------------------------------------------------------------------------------------
HFC              Luther B. Hester                    Royalty Lease                          $424.18        701730                15
                 Helen L. Hester                                                                           262800                88
                 P.O. Box 253                                                                              281680               139
                 Heber, CA  92249                                                                          281690         155 & 158
                                                                                                           273150               246
------------------------------------------------------------------------------------------------------------------------------------
HFC              Dolores C. Hinds                    Royalty Lease                                0
                 1068 Calma Drive
                 Chula Vista, CA  92010-6609
------------------------------------------------------------------------------------------------------------------------------------
HFC              Ricardo C. Holguin                  Royalty Lease                           $11.66        709570               268
                 C. Holguin, S. Holguin, M. Holguin
                 P.O. Box 330
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Peter Henry Holtz                   Royalty Lease                          $613.30        286790                62
                 17578 Friends Road                                                                        286780                64
                 Caldwell, ID  83605                                                                       701680                76
------------------------------------------------------------------------------------------------------------------------------------
HFC              Thomas Andrew Holtz                 Royalty Lease                          $613.30        286790                62
                 P.O. Box 3543                                                                             286780                64
                 El Centro, CA  92243                                                                      701680                76
------------------------------------------------------------------------------------------------------------------------------------
HFC              Vincent Louis Holtz                 Royalty Lease                          $613.30        286790                62
                 18752 Symms Road                                                                          286780                64
                 Caldwell, ID  83605                                                                       701680                76
------------------------------------------------------------------------------------------------------------------------------------
HFC              Juan Huertero                       Royalty Lease                            $3.89        282340               209
                 Maria Huertero
                 P.O. Box 294
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Rose Ann Hurst                      Royalty Lease                          $350.00        286320                82
                 687 West Carob Place
                 Chandler, AZ  85248-4418
------------------------------------------------------------------------------------------------------------------------------------
HFC              County Of Imperial                  Royalty Lease                        $1,940.62        708230               307
                 Department Of Public Works                                                                702062       319,327,328,
                 155 South 11th Street                                                                                      329,330
                 El Centro, CA  92243
------------------------------------------------------------------------------------------------------------------------------------
HFC              County Of Imperial                  Royalty Lease                           $14.38        282360                90
                 Randy Rister, Director
                 1002 State Street
                 El Centro, CA  92243
------------------------------------------------------------------------------------------------------------------------------------
HFC              Imperial Irrigation District        Royalty Lease                          $847.82        291170       256,257,317
                 P. O. Box 937
                 Imperial, CA  92251
------------------------------------------------------------------------------------------------------------------------------------
HFC              Imperial Thermal Products           Royalty Lease                                0
                 Mr. R. Yurkovich
                 100 North Riverside Plaza
                 Chicago, IL  60606-1596
------------------------------------------------------------------------------------------------------------------------------------
HFC              The Irvine Company                  Royalty Lease                                0
                 P.O. Box C19512
                 Irvine, CA  92713
------------------------------------------------------------------------------------------------------------------------------------
HFC              Michael L. Irvin                    Royalty Lease                          $338.35        285840                17
                 P.O. Box 150801
                 E. Ely, N  Y89315-0801
------------------------------------------------------------------------------------------------------------------------------------
HFC              Anne Loretta Jacobs                 Royalty Lease                          $613.30        286790                62
                 44957 Jacobs Road                                                                         286780                64
                 Baker City, OR  97814                                                                     701680                76
------------------------------------------------------------------------------------------------------------------------------------
HFC              Rosalva Villareal Jauregui(3)       Royalty Lease                           $15.56        280940               237
                 P.O. Box 363
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Atanacio Lopez Jimenez              Royalty Lease                            $3.89        282540               152
                 P.O. Box 69
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Francisco Javier Jimenez            Royalty Lease                           $13.69        282120               142
                 Isabel Cristina Jimenez
                 P.O. Box 499
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Alicia Khan                         Royalty Lease                           $22.03        281450                32
                 1877 Santa Rosa Road                                                                      263300               248
                 El Centro, CA  92243
------------------------------------------------------------------------------------------------------------------------------------
HFC              John R. Lemon                       Royalty Lease                           $61.84        701740                68
                 Diane M. Lemon
                 175 East Cole Road
                 Calexico, CA  92231
------------------------------------------------------------------------------------------------------------------------------------
HFC              Robert M. Lemon                     Royalty Lease                          $674.45        701740                68
                 Mary Lemon
                 175 East Cole Road
                 Calexico, CA  92231
------------------------------------------------------------------------------------------------------------------------------------
HFC              Elida Chapa Leyva                   Royalty Lease                           $15.56        281480                19
                 P.O. Box 313
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Diego C. Lopez                      Royalty Lease                           $15.56        280930               236
                 Maria C. Lopez
                 P.O. Box 328
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Ernesto Lopez Sr.                   Royalty Lease                           $40.77        263300               248
                 Jeannette M. Lopez
                 176 Gill Road
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Francisco V. Lopez                  Royalty Lease                           $19.45        281840               104
                 Rosa P. Lopez
                 632 Mc Kinley
                 Calexico, CA  92231
------------------------------------------------------------------------------------------------------------------------------------
HFC              Juan Lopez                          Royalty Lease                          $155.59        262750                97
                 Rosa Lopez
                 P.O. Box 846
                 El Centro, CA  92244
------------------------------------------------------------------------------------------------------------------------------------
HFC              Rosalio Lopez                       Royalty Lease                           $19.45        282410               159
                 Nemcia C. Lopez
                 P.O. Box 55
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Salvador Lopez                      Royalty Lease                           $20.58        280430               101
                 P.O. Box 322
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Arturo R. Luna                      Royalty Lease                            $3.89        281170                41
                 Refugio V. Luna
                 P.O. Box 314
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Alfonso Luquin                      Royalty Lease                           $23.35        281790               126
                 Monica Solorio
                 P.O. Box 696
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Adelaida Macias                     Royalty Lease                                0
                 C/O The Bartlett Center
                 600 E. Washington Avenue
                 Santa Ana, CA  92701
------------------------------------------------------------------------------------------------------------------------------------
HFC              Rosa L. Maldonado                   Royalty Lease                           $21.01        282210               102
                 P.O. Box 1000
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Encarnacion Manzano                 Royalty Lease                           $15.56        630770               254
                 C. Manzano, Refugio Manzano
                 P.O. Box 80
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Antonio Martinez                    Royalty Lease                            $3.89        281510               116
                 Gloria Martinez
                 P.O. Box 612
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Consuelo C. Martinez                Royalty Lease                          $493.91        262920                23
                 3430 Cecelia Jo. Road
                 Ramona, CA  92065
------------------------------------------------------------------------------------------------------------------------------------
HFC              Genaro H. Martinez                  Royalty Lease                            $7.77        281920                95
                 Refugio Martinez
                 P.O. Box 680
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Harry Martinez                      Royalty Lease                           $11.66        281520               117
                 P.O. Box 234
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Margarita K. Martinez               Royalty Lease                           $35.01        701710               213
                 P.O. Box 462
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Rose Matus                          Royalty Lease                           $27.23        281460               138
                 P. O. Box 135
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Ralph M. McMillan                   Royalty Lease                           $31.13        282460               216
                 Ray Gene McMillan
                 2330 Lake Morena Drive
                 Campo, CA  92006
------------------------------------------------------------------------------------------------------------------------------------
HFC              Frank Orraj & Pilar McNeece         Surface Rental                               0        291610
                 670 East 32nd Street, Suite 1
                 Yuma, AZ  85365
------------------------------------------------------------------------------------------------------------------------------------
HFC              Luz Maria Simon Medina              Royalty Lease                           $11.66        709710               288
                 P. O. Box 368
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Maria Ester Mejia Mejio             Royalty Lease                           $35.01        282090               250
                 P. O. Box 1044
                 King City, CA  93930
------------------------------------------------------------------------------------------------------------------------------------
HFC              Porfirio Mendez                     Royalty Lease                          $151.66        262760                98
                 M.A, M, P.Jr, R, P, G, J, & A Mendez
                 P.O. Box 355
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Minerals Management Service         Royalty Lease                          $132.22 291410&701900               323
                 Rmp-Solid Minerals Section
                 P.O. Box 5810 T.A. Ca-9062
                 Denver, CO  80217-5810
------------------------------------------------------------------------------------------------------------------------------------
HFC              Edward Miranda                      Royalty Lease                           $15.56        281090               120
                 P.O. Box 29
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Frank S. Monreal                    Royalty Lease                           $62.21        433190               211
                 P. O. Box 420
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Jorge Garcia Montes                 Royalty Lease                           $15.56        281720               196
                 Guillermina Montes
                 P.O. Box 530
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Maria Gutierrez Montes              Royalty Lease                            $7.20        709990               272
                 P. O. Box 34
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Gorgonio Moreno                     Royalty Lease                            $3.89        281420               110
                 Altagracia C. Moreno
                 P.O. Box 508
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Bob Morrison                        Royalty Lease                           $57.34        732010               293
                 Vina Louise Morrison
                 P.O. Box 234
                 Richland, OR  97870
------------------------------------------------------------------------------------------------------------------------------------
HFC              Doris A. Mullins                    Royalty Lease                        $3,190.20        211480                70
                 1533 9th Avenue E
                 Gooding, ID  83330-6164
------------------------------------------------------------------------------------------------------------------------------------
HFC              Martina Mullins                     Royalty Lease                                0
                 P. O. Box 35
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Helen Munson                        Royalty Lease                          $456.95        262820                81
                 1134 Glendora Avenue
                 Covina, CA  91724-1504
------------------------------------------------------------------------------------------------------------------------------------
HFC              Juan Manuel Murillo                 Royalty Lease                            19.45        282370               172
                 P. O. Box 282
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Baldomero C. Navarro                Royalty Lease                            19.45        281030               228
                 P.O. Box 413
                 Guadalupe Paez Navarro
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Jesus Navarro                       Royalty Lease                            15.56        280980               220
                 P.O. Box 834
                 Sonia Navarro
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Altagracia Aguirre Nieblas          Royalty Lease                            23.34        281630               165
                 P.O. Box 129                                                                              281570               197
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Nowlin Partnership                  Royalty Lease/Surface Rental         23,329.54        270910                60
                 C/O PIT VII. Inc.                                                                  Surface-270911
                 6017 E. McKellips #104-46
                 Mesa AZ 85215
------------------------------------------------------------------------------------------------------------------------------------
HFC              Jesus A. Nunez                      Royalty Lease                            11.66        282280               171
                 P.O. Box 681
                 Maria Elena Nunez
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Roberto Ochoa                       Royalty Lease                                0
                 P.O. Box 401
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Robert & Phyllis O'Dell             Royalty Lease/Surface Rental          7,460.94        701720                16
                 530 W. McCabe Road                                                                        701690                58
                 El Centro, CA 92243                                                                Surface-701691
------------------------------------------------------------------------------------------------------------------------------------
HFC              Fernando E. Olague                  Royalty Lease                           $19.45        281260               214
                 David P. & Ruth Olague
                 P.O. Box 931
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Robert Olague                       Royalty Lease                           $11.66        282220               175
                 Delia Olague
                 P.O. Box 74
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Joe F. Olvera                       Royalty Lease                           $23.35        282550               195
                 Maria V. Olvera
                 P.O. Box 65
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Enrique Ortiz                       Royalty Lease                                0
                 Petra Ortiz
                 P.O. Box 302
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Jesus R. Ortiz                      Royalty Lease                            11.66        709630               273
                 Carmen Mendez Ortiz
                 P.O. Box 516
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Inez Catherine Osborne              Royalty Lease                        $1,575.07        701670                12
                 P.O. Box  874                                                                             701890               274
                 El Centro, CA  92244-0074
------------------------------------------------------------------------------------------------------------------------------------
HFC              Joshua Michael Oxman                Royalty Lease                          $623.71        273150          246, 247
                 In Care Of Linda Beth Oxman                                                               275960
                 2166 Arbor Circle
                 Brea, CA  92621
------------------------------------------------------------------------------------------------------------------------------------
HFC              Zachary William Oxman               Royalty Lease                          $623.71        273150          246, 247
                 2 Enterprise Apartment 10304                                                              275960
                 Alisa Viejo, CA  92656
------------------------------------------------------------------------------------------------------------------------------------
HFC              Luis Padilla                        Royalty Lease                           $19.45        281310               225
                 Margarita M. Padilla
                 P.O. Box 392
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Ruben Panduro                       Royalty Lease                           $19.43        281240               188
                 74 10th Street                                                                            709800               300
                 P. O. Box 372
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Santos O. Patino                    Royalty Lease                           $73.90        291120               261
                 Oralia Patino
                 1051 Corfman Road
                 El Centro, CA  92243
------------------------------------------------------------------------------------------------------------------------------------
HFC              Enrique A. Perez                    Royalty Lease                           $23.35        281270               187
                 Maria Perez
                 1786 W. Adams, Space #2
                 El Centro, CA  92243
------------------------------------------------------------------------------------------------------------------------------------
HFC              David F. Perillo                    Royalty Lease                           $11.66        282350                21
                 169 East Main Street
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Maria S. Piceno                     Royalty Lease                            $7.77        280440               103
                 Maria Aida Piceno Zavala
                 P.O. Box 1046
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Myrtle R. Powers                    Royalty Lease                                0
                 P.O. Box 268
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Jose Gerardo Preciado               Royalty Lease                           $19.45        281610               160
                 P.O. Box 74
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Anna Quintero                       Royalty Lease                           $15.56        282400               164
                 P. O. Box 154
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Felix Quintero                      Royalty Lease                                0
                 51925 Avenida Velasco
                 La Quinta, CA  92253
------------------------------------------------------------------------------------------------------------------------------------
HFC              Esther F. Quirarte                  Royalty Lease                           $15.56        281940               253
                 P. O. Box 228
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Berta Ramirez                       Royalty Lease                           $15.56        281150               169
                 P. O. Box 53
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Juan Ramirez                        Royalty Lease                           $35.01     264670&270830            50
                 Celia O. Ramirez
                 P.O. Box 53
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Juan C. Ramirez                     Royalty Lease                           $35.01        282150               313
                 Irma N. Ramirez
                 P.O. Box 1009
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Esther B. Ramos                     Royalty Lease                           $19.45         28100               221
                 P. O. Box 2
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Jose P. Ramos                       Royalty Lease                           $19.45        280970               219
                 Belen C. Ramos
                 P.O. Box 278
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Nicasio Quirarte Ramos              Royalty Lease                           $30.70        282450               106
                 Socorro Quirarte Ramos
                 P.O. Box 148
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Sebastiana Ray                      Royalty Lease                           $15.56        282440               178
                 P. O. Box 112
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Juan M. Rivera                      Royalty Lease                           $19.45        281990               145
                 Lydia Rivera
                 P.O. Box 108
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Daniel O. Robinson                  Royalty Lease                          $412.25        263360                83
                 Jean A. & Jennie B. Robinson
                 24 E. D R Kincaid
                 Calexico, CA  92231
------------------------------------------------------------------------------------------------------------------------------------
HFC              Ramon F. Robledo                    Royalty Lease                           $45.20        263340                99
                 Lupe Robledo
                 P.O. Box 4
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Francisco Rodriguez                 Royalty Lease                            $3.89        740020               285
                 P. O. Box 614
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Gabriel Rodriguez, Jr.              Royalty Lease                           $19.45        282180                20
                 P.O. Box 708
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Lucio Rodriguez                     Royalty Lease                           $15.56        281350               227
                 Francisca Lopez Rodriguez
                 P.O. Box 426
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Maria T. Rodriguez                  Royalty Lease                           $15.56        732030               299
                 1387 W. Union Street
                 San Bernardino, CA  92411
------------------------------------------------------------------------------------------------------------------------------------
HFC              Miguel A. Rodriguez                 Royalty Lease                           $15.56        281340               239
                 Noemi Rodriguez
                 P.O. Box 664
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Maria M. Rojas                      Royalty Lease                           $11.66        282000               179
                 Adelina F. Ochoa
                 P.O. Box 214
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Roman Catholic Bishop               Royalty Lease                           $46.69        433180               242
                 P. O. Box 85728
                 San Diego, CA  92186-5728
------------------------------------------------------------------------------------------------------------------------------------
HFC              Manuel Romo                         Royalty Lease                           $64.97        281250               259
                 Alberta P. Romo                                                                           263300               248
                 P.O. Box 37
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Guadalupe G. Rosas                  Royalty Lease                            $7.77        280420                92
                 P.O. Box 416
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Manuel Rubalcava                    Royalty Lease                            $7.77        281530               118
                 P.O. Box 5
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Encarnacion Ruiz                    Royalty Lease                           $31.15        263300               248
                 P. O. Box 21
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Jose T. Ruiz                        Royalty Lease                           $23.35        281110                47
                 Estela Ruiz & Freddie Reyes
                 P.O. Box 996
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Norma Ruiz                          Royalty Lease                           $19.45        281390               223
                 P. O. Box 19
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Arnulfo G. Salazar                  Royalty Lease                                0
                 8444 S. Buffalo Avenue Apt. #1
                 Chicago, IL  60617-2609
------------------------------------------------------------------------------------------------------------------------------------
HFC              David Salazar                       Royalty Lease                           $19.45        282390                91
                 Rosemary Salazar
                 877 Scott
                 El Centro, CA  92243
------------------------------------------------------------------------------------------------------------------------------------
HFC              Natalie Salazar                     Royalty Lease                           $15.56        281760               168
                 P. O. Box 473
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Juan Saldivar                       Royalty Lease                           $23.33        282030               125
                 Petra I. Saldivar                                                                         282040               131
                 P.O. Box 357
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Andy Sanchez                        Royalty Lease                           $11.66        281380               162
                 P. O. Box 62
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Linda Nava Sanchez                  Royalty Lease                           $11.66        282330               208
                 P. O. Box 397
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              San Diego Gas And Electric Co.      Royalty Lease                                      292040&701910           243
                 Glen Holland CP41D                                                   $88,701.52(4)     292050&701920           244
                 8306 Century Park Ct.                                                                  291410&701900           323
                 San Diego, CA  92123-1593                                                                                      400
------------------------------------------------------------------------------------------------------------------------------------
HFC              Edward Silvas                       Royalty Lease                           $11.66        281750               108
                 Natalie Salazar
                 P.O. Box 160
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Eugenio Silva                       Royalty Lease                            $7.77        281140               129
                 Silvia G. Silva
                 P.O. Box 159
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Jesse B. Silva                      Royalty Lease                           $21.30        282120               142
                 Maria R. Silva
                 2284 Pepper Drive
                 El Centro, CA  92243
------------------------------------------------------------------------------------------------------------------------------------
HFC              John F. Silva                       Royalty Lease                           $15.56        281780               134
                 637 Heil
                 El Centro, CA  92243
------------------------------------------------------------------------------------------------------------------------------------
HFC              Serafin Silva                       Royalty Lease                           $11.66        281870               109
                 Mary Silva
                 P.O. Box 402
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Antonia Simon                       Royalty Lease                            11.66        709720               289
                 P. O. Box 368
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Jesus M. Singh                      Royalty Lease                           $30.37        263300               248
                 Herlinda M. Singh
                 357 Eucalyptus Avenue
                 El Centro, CA  92243
------------------------------------------------------------------------------------------------------------------------------------
HFC              Neva Smith                          Royalty Lease                        $2,712.01        226700                56
                 735 Baylor Avenue
                 Bonita, CA  91902
------------------------------------------------------------------------------------------------------------------------------------
HFC              Rosa R. Soto                        Royalty Lease                           $50.58        281880               135
                 695 Desert Gardens Drive                                                                  709860               306
                 El Centro, CA  92243
------------------------------------------------------------------------------------------------------------------------------------
HFC              Southern Pacific Trans. Co.         Royalty Lease/Surface Rental and     $3,165.70        291100               260
                 P. O. Box 209711                    Advance Recoupment
                 Houston, TX  77216-9711
------------------------------------------------------------------------------------------------------------------------------------
HFC              Bertie Faye Stafford                Royalty Lease                           $38.88        281860               245
                 P. O. Box 71
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Felipe Sustaita                     Royalty Lease                           $11.66        281930               121
                 Esperanza Sustaita
                 P.O. Box 201
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Arturo G. Tabarez                   Royalty Lease                           $19.45        281660                31
                 P.O. Box 1882
                 Calexico, CA  92231
------------------------------------------------------------------------------------------------------------------------------------
HFC              Pompeyo R. Tabarez                  Royalty Lease                           $35.01        280960               218
                 Norma A. Tabarez
                 P.O. Box 558
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Salome Tabarez                      Royalty Lease                           $11.66         281650                25
                 P.O. Box 1882
                 Calexico, CA  92231
------------------------------------------------------------------------------------------------------------------------------------
HFC              Victoriano Tabarez                  Royalty Lease                           $15.56         282190                33
                 P.O Box 142
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Guadalupe Tamaya                    Royalty Lease                            $3.89        281490               114
                 P.O. Box 17
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Tony & Lillian Terribilini          Surface Rental                               0        291570
                 245 East Dealwood Road
                 El Centro, CA  92243
------------------------------------------------------------------------------------------------------------------------------------
HFC              Benjamin F. Thompson, Jr.           Royalty Lease                                0
                 Portia M. Thompson
                 56609 Golden Bee Drive
                 Yucca Valley, CA  92284-4240
------------------------------------------------------------------------------------------------------------------------------------
HFC              Juan H. Topete                      Royalty Lease                           $15.56        282430                27
                 Maria Topete
                 P.O. Box 20
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Sofia Torres                        Royalty Lease                           $44.37        263340                99
                 P.O. Box 225                                                                              281590               166
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Ramiro Gonzalez Torres              Royalty Lease                                0
                 P.O. Box 288
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Jesse Urbanek                       Royalty Lease                          $381.14        263290               217
                 3580 S. Newcomb
                 Mendota, CA  93640
------------------------------------------------------------------------------------------------------------------------------------
HFC              Josefina Uriarte                    Royalty Lease                           $11.66        282100               149
                 P. O. Box 478
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              John Urias                          Royalty Lease                           $35.01        281180                43
                 Margaret Urias
                 P.O. Box 104
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Ignacio Uribe                       Royalty Lease                            $7.77        281070               119
                 P.O. Box 176
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Jesus Uribe                         Royalty Lease                           $15.56        280910               235
                 Maria Elena Uribe
                 P.O. Box 365
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              David Joseph Utick                  Royalty Lease                          $613.30        286790                62
                 10891 Furlong Drive                                                                       286780                64
                 Santa Ana, CA  92705                                                                      701680                76
------------------------------------------------------------------------------------------------------------------------------------
HFC              Frank Steven Utick                  Royalty Lease                          $613.30        286790                62
                 13121 Buckingham Circle                                                                   286780                64
                 Westminister, CA  92683                                                                   701680                76
------------------------------------------------------------------------------------------------------------------------------------
HFC              Heliodoro Valdez                    Royalty Lease                                0
                 Cristina Valdez
                 P.O. Box 3241
                 Calexico, CA  92231
------------------------------------------------------------------------------------------------------------------------------------
HFC              Leonardo C. Valenzuela              Royalty Lease                            $7.77        281730               128
                 Raquel B. Valenzuela
                 P.O. Box 594
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Raymundo C. Valenzuela              Royalty Lease                            $7.77        281830               133
                 Aurora D. Valenzuela
                 P.O. Box 311
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              William P. Valusek                  Royalty Lease                           $88.18        701740                68
                 Rose Marie Valusek
                 185 East Cole Road
                 Calexico, CA  92231
------------------------------------------------------------------------------------------------------------------------------------
HFC              Jose M. Vasquez                     Royalty Lease                           $35.01        281360               189
                 Guadalupe, Carmen & Jorge Vasquez
                 P.O. Box 152
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Rene F. Vega                        Royalty Lease                           $34.61        263300               248
                 Alicia Vega
                 189 Gill Road
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Severiano Veliz                     Royalty Lease                           $19.45        282160               153
                 Tomasa V. Veliz
                 P.O. Box 404
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Angel Villa                         Royalty Lease                           $15.56        281100               222
                 Esther Villa
                 P.O. Box 125
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Armando Villarreal                  Royalty Lease                           $15.56        281320               238
                 P.O. Box 46
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Fernando Villa                      Royalty Lease                            $7.77        709690               286
                 Gloria Villa
                 P.O. Box 586
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Juan Villafana                      Royalty Lease                           $34.61        263300               248
                 Rosa Villafana
                 945 Lincoln Street
                 Calexico, CA  92231
------------------------------------------------------------------------------------------------------------------------------------
HFC              Jesus R. Villagomez                 Royalty Lease                           $11.66        282060               123
                 Maria Trinidad A. De Villagomez
                 P.O. Box 200
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Rafael Villanueva                   Royalty Lease                           $10.23        733240               293
                 Patricia Villanueva
                 P.O. Box 913
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Ramiro Villarreal                   Royalty Lease                            $8.95        282360                90
                 Angela Villareal
                 P.O. Box 75
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Ramiro L. Villarreal                Royalty Lease                           $15.56        280920               231
                 Elisa Villareal
                 P.O. Box 297
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Robert G. Walcutt                   Royalty Lease                           $27.23        282250               140
                 Rachel L. Walcutt
                 P.O. Box 876
                 El Centro, CA  92244
------------------------------------------------------------------------------------------------------------------------------------
HFC              Patricia Lea Walker                 Royalty Lease                          $613.30        286790                62
                 13821 Henstridge Circle                                                                   286780                64
                 Tustin, CA  92780                                                                         701680                76
------------------------------------------------------------------------------------------------------------------------------------
HFC              Henry Werthheimer, Jr.              Royalty Lease                          $541.28        275960               247
                 Wetheimer Livestock
                 P.O. Box 179
                 South St. Paul, MN  55075
------------------------------------------------------------------------------------------------------------------------------------
HFC              Samuel Werthheimer                  Royalty Lease                          $268.49        275960               247
                 6320 Upper 35th Street, North
                 Oakdale, MN  55128
------------------------------------------------------------------------------------------------------------------------------------
HFC              L. W. White                         Royalty Lease                           $19.45        282290               124
                 Anna Lee White
                 400 Madrona Avenue,  Apt. 222
                 Se Salem, OR  97302
------------------------------------------------------------------------------------------------------------------------------------
HFC              Wilbur-Ellis Co.                    Royalty Lease                                0
                 Frank Brown, Vice President
                 345 California St. 27th Floor
                 San Francisco, CA  94104-2606
------------------------------------------------------------------------------------------------------------------------------------
HFC              Kenyon R. Williamson                Royalty Lease                        $2,711.96        226700                56
                 5424 W. Wagoner Road
                 Glendale, AZ  85308
------------------------------------------------------------------------------------------------------------------------------------
HFC              Robert C. Williamson                Royalty Lease                        $2,711.96        226700                56
                 218 E. Market Drive
                 Bethlehem, PA  18018
------------------------------------------------------------------------------------------------------------------------------------
HFC              Donald Lee Wogatze                  Royalty Lease                           $23.35        282320               150
                 P. O. Box 695
                 Bloomington, CA  92316
------------------------------------------------------------------------------------------------------------------------------------
HFC              Opal S. Wood                        Royalty Lease                           $11.66        281820               130
                 13 Acacia Lane
                 Escondido, CA  92025
------------------------------------------------------------------------------------------------------------------------------------
HFC              William T. Worthington              Royalty Lease                           $38.89        282270          141, 193
                 Barbara Worthington
                 P.O. Box 205
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Imperial County Property Service    Surface Rental                               0        291560
                 1002 State Street
                 El Centro, CA  92243
------------------------------------------------------------------------------------------------------------------------------------
HFC              Paul Marsh Pitman, Jr.              Royalty Lease                                0        226420                61
                 2832 E. Arden Lane
                 Merced, CA 95340
------------------------------------------------------------------------------------------------------------------------------------
HFC              LaBrucherie Ranch, Inc.             Surface Rental                               0
                 P.O. Box 1420
                 El Centro, CA 92244
------------------------------------------------------------------------------------------------------------------------------------
HFC              Effie Conn(5)                       Long-Term Holds, Surface Rental        $200.00        291580
                 C/O Mr. David Conn
                 644 West Main Road
                 El Centro, CA 92243
------------------------------------------------------------------------------------------------------------------------------------
HFC              Felipe M. Cardenas                  Long-Term Holds                        $451.64        281910                96
                 Martha Ofelia C. Cardenas
                 1001 North Main St.  Space #161
                 Las Vegas, NV  89101
------------------------------------------------------------------------------------------------------------------------------------
HFC              Albert Alfred Cowan                 Long-Term Holds                      $2,235.92        281220               194
                 Mary Agipina Cowan
                 P.O. Box 42
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Estate Of Nelma L. Hester           Long-Term Holds                        $582.84        282180                20
                 Ronald J. Hester, Executor
                 520 Pepper Drive
                 El Cajon, CA  92021-1024
------------------------------------------------------------------------------------------------------------------------------------
HFC              Dolores C. Hinds                    Long-Term Holds                        $748.76        282850               163
                 1068 Calma Drive
                 Chula Vista, CA  92010-6609
------------------------------------------------------------------------------------------------------------------------------------
HFC              Adelaida Macias                     Long-Term Holds                        $289.35        281500               115
                 C/O The Bartlett Center
                 600 E. Washington Avenue
                 Santa Ana, CA  92701
------------------------------------------------------------------------------------------------------------------------------------
HFC              Roberto Ochoa                       Long-Term Holds                        $413.01        282200            26, 29
                 P.O. Box 401
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Myrtle R. Powers                    Long-Term Holds                        $253.49        282070                93
                 P.O. Box 268
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Felix Quintero                      Long-Term Holds                        $164.98        263340                99
                 51925 Avenida Velasco                                                                     281600               161
                 La Quinta, CA  92253
------------------------------------------------------------------------------------------------------------------------------------
HFC              Arnulfo G. Salazar                  Long-Term Holds                        $340.80        282500                18
                 8444 S. Buffalo Avenue Apt. #1
                 Chicago, IL  60617-2609
------------------------------------------------------------------------------------------------------------------------------------
HFC              Benjamin F. Thompson, Jr.           Long-Term Holds                      $3,867.23        262760                98
                 Portia M. Thompson
                 56609 Golden Bee Drive
                 Yucca Valley, CA  92284-4240
------------------------------------------------------------------------------------------------------------------------------------
HFC              Ramiro Gonzalez Torres              Long-Term Holds                      $8,999.03        263230                37
                 P.O. Box 288
                 Heber, CA  92249
------------------------------------------------------------------------------------------------------------------------------------
HFC              Union Fee Property(6)               Long-Term Holds                     $30,432.32        701810               262
------------------------------------------------------------------------------------------------------------------------------------
HFC              Wilbur-Ellis Co.                    Long-Term Holds                        $806.47        732040               308
                 Frank Brown, Vice President
                 345 California St. 27th Floor
                 San Francisco, CA  94104-2606
------------------------------------------------------------------------------------------------------------------------------------



--------

(1) Surface Rental transferred to Paul Marsh Pitman Jr. Only pre-petition Royalty Lease payments are payable to the Helen S. Fugate Trust; post-petition Royalty Lease payments are payable to Paul Marsh Pitman Jr.

(2)  This interest was transferred from Lois Lyons and Alfred W. Lyons.

(3)  Interest transferred from Roberto Villareal and Consuelo J. Villareal.

(4) This figure reflects the combined cure amount for this agreement and the Settlement Agreement between San Diego Gas and Electric and Union Oil Company of California, dated April 21, 1989, and listed on Exhibit B.

(5)  Deceased.

(6)  No current address is available for this counterparty.

                                                              Exhibit D

                                                        Additional Contracts

------------------------- ------------------------------------------- -------------------------------------------------- -----------
Covanta Party             Counterparty Name and Address               Type of Contract                                   Cure Amount
------------------------- ------------------------------------------- -------------------------------------------------- -----------
SIGC**                    Second Imperial Geothermal Company**        Participation Agreement, dated as of                         0
                          4029 Ridge Top Road, Suite 200              November 24, 1992, as amended.
                          Fairfax, VA  22030

                          Covanta SIGC Energy II, Inc.**
                          4029 Ridge Top Road, Suite 200
                          Fairfax, VA  22030

                          Covanta SIGC Geothermal Operations, Inc.*
                          4029 Ridge Top Road, Suite 200
                          Fairfax, VA  22030
                          Attention:  Mr. Paul B. Clements

                          U.S. Trust Company of California, N.A.
                          114 West 47th Street
                          New York, NY  10036
------------------------- ------------------------------------------- -------------------------------------------------- -----------
SIGC**                    DRAVO Corporation                           Assignment, Assumption and Amendment                         0
                          One Oliver Plaza                            Agreement (among DRAVO Corporation,
                          Pittsburgh, PA  15222                       DRAVO Constructors, Inc., Centennial
                                                                      Energy, Inc., Centennial Geothermal,
                          DRAVO Constructions, Inc.                   Inc., ERC International, Inc., ERC
                          One Oliver Plaza                            Energy, Inc., Imperial Power Services,
                          Pittsburgh, PA  15222                       Inc., SIGC, Second Imperial Continental,
                                                                      Inc., Amor 14 Corporation), dated
                          Centennial Energy,  Inc.                    November 15, 1992.
                          650 California Street, 22nd Floor
                          San Francisco, CA 94108

                          Centennial Geothermal, Inc.
                          343 Second Street, Suite N
                          Los Altos, CA 94022

                          ERC International, Inc.*
                          4029 Ridge Top Road, Suite 200
                          Fairfax, VA  22030

                          ERC Energy, Inc.*
                          4029 Ridge Top Road, Suite 200
                          Fairfax, VA 22030

                          Covanta Imperial Power Services, Inc.*
                          4029 Ridge Top Road, Suite 200
                          Fairfax, VA  22030

                          Second Imperial Continental, Inc.
                          343 Second Street, Suite N
                          Los Altos, CA 94022

                          Amor 14 Corporation**
                          4000 Kruse Way Place
                          Lake Oswego, OR 97035
------------------------- ------------------------------------------- -------------------------------------------------- -----------
SIGC**                    Amor 14 Corporation**                       Amendment No. 1 to Participation                             0
                          4029 Ridge Top Road                         Agreement dated November 24, 1992 (among
                          Suite 200                                   SIGC, Amor 14 Corporation, SICI, Ogden
                          Fairfax, VA 22030                           SIGC Geothermal Operations, Inc., US
                                                                      Trust, ASC, GECC), dated September 1,
                          Second Imperial Continental, Inc.           1993.
                          343 Second Street, Suite N
                          Los Altos, CA 94022

                          Ogden SIGC Geothermal Operations, Inc.*
                          4029 Ridge Top Road
                          Suite 200
                          Fairfax, VA 22030

                          Aircraft Services Corporation
                          1600 Summer Street
                          Stamford, CT 06927

                          General Electric Capital Corporation
                          1600 Summer Street
                          Stamford, CT 06927

                          US Trust Company of California
                          114 West 47th Street
                          New York, NY 10036
------------------------- ------------------------------------------- -------------------------------------------------- -----------
AMOR**                    Amor 14P Corporation                        Assignment, Assumption, Consent and                          0
                          4029 Ridge Top Road, Suite 200              Release Agreement dated December 29, 1994.
                          Fairfax, VA  22030

                          OESI Power Corporation
                          4029 Ridge Top Road, Suite 200
                          Fairfax, VA  22030

                          Second Imperial Continental, Inc.
                          343 Second Street, Suite N
                          Los Altos, CA 94022

                          Centennial Holding, Inc.
                          343 Second Street, Ste. N
                          Los Altos, CA  94022

                          Covanta SIGC Geothermal Operations, Inc.*
                          4029 Ridge Top Road, Suite 200
                          Fairfax, VA  22030

                          Covanta SIGC Energy, Inc.**
                          4029 Ridge Top Road, Suite 200
                          Fairfax, VA  22030

                          Covanta SIGC Energy II, Inc.**
                          4029 Ridge Top Road, Suite 200
                          Fairfax, VA  22030

                          Covanta Energy Americas, Inc.*
                          4029 Ridge Top Road, Suite 200
                          Fairfax, VA  22030

                          U.S. Trust Company of New York
                          114 West 47th Street
                          New York, NY  10036

                          General Electric Capital Corporation
                          120 Long Ridge Road
                          Stamford, CT  06927

                          Aircraft Services Corporation
                          120 Long Ridge Road
                          Stamford, CT  06927
------------------------- ------------------------------------------- -------------------------------------------------- -----------
ERC ENERGY*               Heber Geothermal Company**                  Assignment, Assumption, Consent & Release                    0
                          4029 Ridge Top Road, Suite 200,             Agreement, dated June 1, 1999.
                          Fairfax, VA 22030

                          ERC Energy II, Inc*
                          4029 Ridge Top Road, Suite 200
                          Fairfax, VA  22030

                          Covanta Imperial Power Services*
                          4029 Ridge Top Road, Suite 200
                          Fairfax, VA  22030

                          Covanta Power Equity Corporation*
                          4029 Ridge Top Road, Suite 200
                          Fairfax, VA  22030

                          Centennial Holding, Inc.
                          343 Second Street, Ste. N
                          Los Altos, CA  94022

                          Centennial Energy, Inc.
                          650 California Street, 22nd Floor
                          San Francisco, CA  94108

                          Centennial Geothermal, Inc.
                          343 Second Street, Ste. N
                          Los Altos, CA  94022

                          U.S. Trust Company of New York
                          114 West 47th Street
                          New York, NY  10036

                          General Electric Capital Corporation
                          120 Long Ridge Road
                          Stamford, CT  06927

                          Aircraft Services Corporation
                          120 Long Ridge Road
                          Stamford, CT  06927
------------------------- ------------------------------------------- -------------------------------------------------- -----------
HEBER FIELD ENERGY II*    Heber Field Company**                       Assignment, Assumption, Consent &                            0
                          4029 Ridge Top Road, Suite 200              Release Agreement, dated June 1, 1999.
                          Fairfax, VA  22030

                          Covanta Heber Field Energy, Inc.*
                          4029 Ridge Top Road, Suite 200
                          Fairfax, VA  22030

                          Covanta Geothermal Operations, Inc.*
                          4029 Ridge Top Road, Suite 200
                          Fairfax, VA  22030

                          Covanta Power Equity Corporation*
                          4029 Ridge Top Road, Suite 200
                          Fairfax, VA  22030

                          Centennial Field Company
                          343 Second Street, Ste. N
                          Los Altos, CA  94022

                          Centennial Holding, Inc.
                          343 Second Street, Ste. N
                          Los Altos, CA  94022

                          U.S. Trust Company of California
                          114 West 47th Street
                          New York, NY  10036

                          Aircraft Services Corporation
                          120 Long Ridge Road
                          Stamford, CT  06927
------------------------- ------------------------------------------- -------------------------------------------------- -----------
COVANTA SIGC ENERGY II**  Second Imperial Continental, Inc.           Agreement Relating to SIGC (among Ogden                      0
                          343 Second Street, Suite N                  SIGC Energy II., Inc., as Buyer, and
                          Los Altos, CA 94022                         SICI, as Seller, and Ogden Power
                                                                      Corporation, and Centennial Holding,
                          Covanta Energy Americas, Inc.*              Inc.), dated December 29, 1994.
                          4029 Ridge Top Road, Suite 200
                          Fairfax, VA 22030

                          Centennial Holding, Inc.
                          343 Second Street, Suite N
                          Los Altos, CA 94022

                          Copy to:
                          Carol J. Stoney, Jr.
                          Jackson, Tufts, Cole & Black
                          31st Floor, 650 California Street
                          San Francisco, CA 94108
------------------------- ------------------------------------------- -------------------------------------------------- -----------
AMOR**                    Amor 14P Corporation                        Buyout Agreement dated November 24, 1992.                    0
                          4029 Ridge Top Road, Suite 200
                          Fairfax, VA  22030

                          OESI Power Corporation
                          4029 Ridge Top Road, Suite 200
                          Fairfax, VA  22030

                          Second Imperial Continental, Inc.
                          343 Second Street, Suite N
                          Los Altos, CA 94022

                          Centennial Energy, Inc.
                          650 California Street, 22nd Floor
                          San Francisco, CA 94108

                          Centennial Geothermal, Inc.
                          343 Second Street, Suite N
                          Los Altos, CA 94022

                          ERC International, Inc.*
                          4029 Ridge Top Road, Suite 200
                          Fairfax, VA  22030

                          Second Imperial Geothermal Company**
                          4029 Ridge Top Road, Suite 200
                          Fairfax, VA  22030
------------------------- ------------------------------------------- -------------------------------------------------- -----------
AMOR**                    Marubeni America Corporation                Amendment Agreement dated November 24, 1992.                 0
                          650 California Street
                          San Francisco, CA 94108

                          Marubeni Corporation
                          CPO BOX 595
                          Tokyo 100-91 Japan

                          Centennial Energy, Inc.
                          650 California Street, 22nd Floor
                          San Francisco, CA 94108

                          Ogden Environmental and Energy Services
                          Co., Inc.*
                          4029 Ridge Top Road, Suite 200,
                          Fairfax VA  22030

                          Second Imperial Continental, Inc.,
                          343 Second Street, Suite N
                          Los Altos, CA 94022

                          Second Imperial Geothermal Company**
                          4029 Ridge Top Road, Suite 200
                          Fairfax, VA  22030
------------------------- ------------------------------------------- -------------------------------------------------- -----------
HEBER LOAN PARTNERS*      General Electric Capital Corporation        Agreement Relating to HGC and HFC, dated                     0
                          120 Long Ridge Road                         December 20, 2000, as amended February 11, 2002.
                          Stamford, CT  06927

                          Covanta Energy Corporation*
                          4029 Ridge Top Road, Suite 200
                          Fairfax, VA  22030

                          Covanta Power Equity Corporation, Inc.*
                          4029 Ridge Top Road, Suite 200
                          Fairfax, VA  22030

                          ERC Energy, Inc.*
                          4029 Ridge Top Road, Suite 200
                          Fairfax, VA  22030

                          ERC Energy II, Inc.*
                          4029 Ridge Top Road, Suite 200
                          Fairfax, VA  22030

                          Heber Geothermal Company**
                          4029 Ridge Top Road, Suite 200
                          Fairfax, VA  22030

                          Covanta Heber Field Energy, Inc.*
                          4029 Ridge Top Road, Suite 200
                          Fairfax, VA  22030

                          Heber Field Company**
                          4029 Ridge Top Road, Suite 200
                          Fairfax, VA  22030

                          Heber Field Energy II, Inc.*
                          4029 Ridge Top Road, Suite 200
                          Fairfax, VA  22030
------------------------- ------------------------------------------- -------------------------------------------------- -----------
HEBER LOAN PARTNERS*      ERC Energy, Inc.*                           Heber Geothermal Partnership Agreement,                      0
                          4029 Ridge Top Road, Suite 200              dated August 12, 1983, as amended.
                          Fairfax, VA  22030

                          ERC Energy II, Inc.*
                          4029 Ridge Top Road, Suite 200
                          Fairfax, VA  22030
------------------------- ------------------------------------------- -------------------------------------------------- -----------
HEBER LOAN PARTNERS*      ERC Energy, Inc.*                           ERC, ERCII and Heber Loan Partners Agreement,                0
                          4029 Ridge Top Road, Suite 200              dated  March 30, 2001.
                          Fairfax, VA  22030

                          ERC Energy II, Inc.*
                          4029 Ridge Top Road, Suite 200
                          Fairfax, VA  22030

                          General Electric Capital Corporation
                          120 Long Ridge Road
                          Stamford, CT  06927
------------------------- ------------------------------------------- -------------------------------------------------- -----------
ERC ENERGY*               ERC Energy II, Inc.*                        Heber Loan Partners Partnership Agreement,                   0
                          c/o Covanta Energy Americas, Inc.           dated as of March 23, 1989.
                          4029 Ridge Top Road, Suite 200
                          Fairfax, VA 22030
------------------------- ------------------------------------------- -------------------------------------------------- -----------
ERC ENERGY*               Covanta Power Equity Corporation*           Release Agreement, dated June 1, 1999.                       0
                          4029 Ridge Top Road, Suite 200
                          Fairfax, VA  22030

                          ERC Energy II, Inc.*
                          4029 Ridge Top Road, Suite 200
                          Fairfax, VA  22030

                          Centennial Geothermal, Inc.
                          343 Second Street, Ste. N
                          Los Altos, CA  94022

                          Centennial Holding, Inc.
                          343 Second Street, Ste. N
                          Los Altos, CA  94022
------------------------- ------------------------------------------- -------------------------------------------------- -----------
ERC ENERGY II*            Centennial Geothermal, Inc.                 Agreement Relating to Heber Geothermal Company,              0
                          343 Second Street                           dated May 19, 1999.
                          Los Altos, CA 94022
------------------------- ------------------------------------------- -------------------------------------------------- -----------
HEBER FIELD ENERGY II*    Covanta Heber Field Energy Inc.*            Heber Field Company Partnership Agreement,                   0
                          4029 Ridge Top Road, Suite 200              dated November 1, 1991.
                          Fairfax VA 22030
------------------------- ------------------------------------------- -------------------------------------------------- -----------
HEBER FIELD ENERGY II*    Covanta Heber Field Energy, Inc.*           Agreement Relating to Heber Field Company,                   0
                          4029 Ridge Top Road, Suite 200              dated May 19, 1999.
                          Fairfax, VA  22030

                          Covanta Energy, Inc.*
                          4029 Ridge Top Road, Suite 200
                          Fairfax, VA  22030

                          Centennial Field, Inc.
                          343 Second Street, Ste. N
                          Los Altos, CA  94022

                          Centennial Holding, Inc.
                          343 Second Street, Ste. N
                          Los Altos, CA  94022
------------------------- ------------------------------------------- -------------------------------------------------- -----------
HEBER FIELD ENERGY II*    Covanta Heber Field Energy, Inc.*           Release Agreement, dated June 1, 1999.                       0
                          4029 Ridge Top Road, Suite 200
                          Fairfax, VA  22030

                          Covanta Power Equity Corp.*
                          4029 Ridge Top Road, Suite 200
                          Fairfax, VA  22030

                          Centennial Field, Inc.
                          343 Second Street, Ste. N
                          Los Altos, CA  94022

                          Centennial Holding, Inc.
                          343 Second Street, Ste. N
                          Los Altos, CA  94022
------------------------- ------------------------------------------- -------------------------------------------------- -----------
HEBER FIELD ENERGY II*    Covanta Heber Field Energy, Inc.*           HFE and HFEII Agreement, dated March 30, 2001.               0
                          4029 Ridge Top Road, Suite 200
                          Fairfax, VA  22030

                          General Electric Capital Corporation
                          120 Long Ridge Road
                          Stamford, CT 06927
------------------------- ------------------------------------------- -------------------------------------------------- -----------
COVANTA SIGC GEOTHERMAL   Second Imperial Geothermal Company**        Participation Agreement, dated as of November                0
OPERATIONS*               4029 Ridge Top Road, Suite 200              24, 1992, as amended.
                          Fairfax, VA 22030

                          Covanta SIGC Energy II, Inc.**
                          4029 Ridge Top Road, Suite 200
                          Fairfax, VA 22030

                          Amor 14 Corporation**
                          4029 Ridge Top Road, Suite 200
                          Fairfax, VA 22030
                          Attention: Paul B. Clements

                          U.S. Trust Company of California, N.A.
                          114 West 47th Street
                          New York, New York 10036

                          Aircraft Services Corporation
                          1600 Summer Street
                          Stamford Street
                          Stamford, Connecticut 06905

                          General Electric Capital Corporation
                          P.O. Box 8300
                          Stamford, Connecticut 06904
------------------------- ------------------------------------------- -------------------------------------------------- -----------
COVANTA GEOTHERMAL        Acme Staffing                               Temporary Labor                                      $8,996.30
OPERATIONS*               P.O. Box 1076
                          Yuma, AZ 85366
------------------------- ------------------------------------------- -------------------------------------------------- -----------
COVANTA IMPERIAL POWER    Acme Staffing                               Temporary Labor                                      $4,136.58
SERVICES*                 P.O. Box 1076
                          Yuma, AZ 85366
------------------------- ------------------------------------------- -------------------------------------------------- -----------
COVANTA SIGC GEOTHERMAL   Acme Staffing                               Temporary labor                                     $21,764.21
OPERATIONS*               P.O. Box 1076
                          Yuma, AZ 85366
------------------------- ------------------------------------------- -------------------------------------------------- -----------
COVANTA GEOTHERMAL        Ondeo Nalco                                 Water Science Contract                              $31,195.13
OPERATIONS*               Barrett Snell
                          P.O. Box 70716
                          Chicago, IL 70716
------------------------- ------------------------------------------- -------------------------------------------------- -----------
COVANTA IMPERIAL POWER    Ondeo Nalco                                 Water Science contract                              $12,927.55
SERVICES*                 Barrett Snell
                          P.O. Box 70716
                          Chicago, IL 70716
------------------------- ------------------------------------------- -------------------------------------------------- -----------
COVANTA SIGC GEOTHERMAL   Ondeo Nalco                                 Water science contract                              $45,824.21
OPERATIONS*               Barrett Snell
                          P.O. Box 70716
                          Chicago, IL 70716
------------------------- ------------------------------------------- -------------------------------------------------- -----------


*   This entity will assume and assign this agreement.
**  This entity will assume but not assign this agreement.

                                                              Exhibit E

                                                            O&M Contracts
                                                           (Assigned Only)

---------------- ------------------------------------------ ------------------------------------------------------------ -----------
Covanta Party    Counterparty Name and Address              Type of Contract                                             Cure Amount
---------------- ------------------------------------------ ------------------------------------------------------------ -----------
SIGC             Covanta SIGC Geothermal Operations, Inc.   Operation and Maintenance Agreement, dated as of November              0
                 4029 Ridge Top Road, Suite 200             24, 1992.  Covanta SIGC Geothermal Operations, Inc. is
                 Fairfax, VA  22030                         the operator.*
---------------- ------------------------------------------ ------------------------------------------------------------ -----------
HFC              Covanta Geothermal Operations, Inc.        Operation and Maintenance Agreement dated December 18,                 0
                 4029 Ridge Top Road                        1991.*
                 Suite 200
                 Fairfax, VA 22030
                 Attention: Paul B. Clements
---------------- ------------------------------------------ ------------------------------------------------------------ -----------
HGC              Covanta Imperial Power Services, Inc.      Second Amended and Restated Heber Geothermal Generating                0
                 4029 Ridge Top Road, Suite 200             Plant Operations and Maintenance Contract, dated March 27,
                 Fairfax, VA 22030                          1989, as amended.  Imperial Power provides operational and maintenance services for debtor.*
---------------- ------------------------------------------ ------------------------------------------------------------ -----------
*These agreements appear on both this Exhibit and Exhibit F.


                                                              Exhibit F

                                                       Heber Debtor Contracts
                                                   (Previously Assumed Contracts)

------------------------- ------------------------------------------- -------------------------------------------------- -----------
Covanta Party             Counterparty Name and Address               Type of Contract                                   Cure Amount
------------------------- ------------------------------------------- -------------------------------------------------- -----------
SIGC/HFC                  U.S. Trust Company of California, N.A.      Sublease and Geothermal Fluid Agreement,                     0
                          114 West 47th Street                        dated as of November 17, 1992, as amended.
                          New York, NY  10036                         SIGC is the lessee, and HFC is the lessor.
                                                                      Assumed by bankruptcy court order dated June
                                                                      27, 2002.
------------------------- ------------------------------------------- -------------------------------------------------- -----------
HFC                       Heber Geothermal Company                    Geothermal Sales Agreement dated December 18,                0
                          4029 Ridge Top Road                         1991, as amended. HFC is the successor in
                          Suite 200                                   interest to US Trust Company of California.
                          Fairfax, VA 22030                           Assumed by bankruptcy court order dated June
                                                                      27, 2002.

------------------------- ------------------------------------------- -------------------------------------------------- -----------
SIGC                      Covanta SIGC Geothermal Operations, Inc.    Operation and Maintenance Agreement, dated as                0
                          4029 Ridge Top Road, Suite 200              of November 24, 1992.  Covanta SIGC Geothermal
                          Fairfax, VA  22030                          Operations, Inc. is the operator. *
------------------------- ------------------------------------------- -------------------------------------------------- -----------
HFC                       Covanta Geothermal Operations, Inc.         Operation and Maintenance Agreement dated                    0
                          4029 Ridge Top Road                         December 18, 1991.*
                          Suite 200
                          Fairfax, VA 22030
                          Attention: Paul B. Clements
------------------------- ------------------------------------------- -------------------------------------------------- -----------
HGC                       Covanta Imperial Power Services, Inc.       Second Amended and Restated Heber Geothermal                 0
                          4029 Ridge Top Road, Suite 200              Generating Plant Operations and Maintenance
                          Fairfax, VA 22030                           Contract, dated March 27, 1989, as amended.
                                                                      ImperialPower provides operational and maintenance
                                                                      services for debtor.*
------------------------- ------------------------------------------- -------------------------------------------------- -----------


*These agreements appear on both this Exhibit and Exhibit E.